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Master Trust Deed
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ST GEORGE BANK LIMITED
(St George)

CRUSADE MANAGEMENT LIMITED
(Crusade)

and

NATIONAL MUTUAL TRUSTEES LIMITED
(NMT)





Master Trust Deed

Crusade Euro Trusts





Allen Allen & Hemsley
The Chifley Tower
2 Chifley Square
Sydney  NSW  2000
Australia
Tel  61  2 9230 4000
Fax  61  2 9230 5333


(Copyright) Copyright Allen Allen & Hemsley 1999
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Master Trust Deed                                          Allen Allen & Hemsley
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Table of Contents

1.      Definitions and interpretation                                         1

        1.1    Definitions                                                     1

        1.2    Interpretation                                                 19

        1.3    Binding on Noteholders and Beneficiaries                       19

2.      Trustee of Crusade Euro Trusts                                        20

        2.1    Appointment of Trustee                                         20

        2.2    Trustee to act in interests of Beneficiary and
                  Noteholders of a Trust                                      20

        2.3    Separate and distinct Trusts                                   20

        2.4    Termination of Deed                                            20

3.      The Trusts                                                            20

        3.1    Beneficial Interest in the Trusts                              20

        3.2    Creation of Trusts                                             20

        3.3    Name of the Trusts                                             21

        3.4    Duration of a Trust                                            21

        3.5    Termination; winding up                                        21

        3.6    Costs of winding up of a Trust                                 22

4.      Notes                                                                 23

        4.1    Acknowledgement of indebtedness                                23

        4.2    Legal nature of Notes                                          23

        4.3    Terms of Notes                                                 23

        4.4    Interest and Principal Entitlement of Noteholders
                  and Couponholders                                           23

        4.5    Notes not invalid if issued in breach                          24

        4.6    No discrimination between Noteholders                          24

5.      Limits on rights of noteholders and beneficiary                       24

        5.1    General limits                                                 24

        5.2    Interests of Beneficiary Assignable                            25

        5.3    Ranking of interest of Beneficiary                             25

        5.4    Further limit on interest of Noteholders, Couponholders
                  and Warehouse Facility Providers                            25

        5.5    No liability of Noteholders or Beneficiary                     25

6.      Procedure for issue of notes                                          25

        6.1    Note Issue Direction for a Trust                               25

        6.2    Requirements for a Note Issue Direction                        26

        6.3    Supplementary terms notice                                     27

        6.4    Amendment                                                      28

        6.5    Comply with Note Issue Direction                               29


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        6.6    Proviso on compliance with Note Issue Direction                29

        6.7    Issue of Notes and transfer of benefit of Receivables          29

        6.8    Action following Note Issue                                    30

        6.9    No liability for insufficient moneys                           30

        6.10   Further assurance                                              30

        6.11   Further issues subject to Rating Agency approval               31

        6.12   Issue of unrated Notes                                         31

        6.13   No limit on Notes                                              31

        6.14   No issue in an Australian Jurisdiction                         31

7.      Transfers of notes                                                    31

        7.1    No restrictions on transfer of Notes                           31

        7.2    Transfer                                                       31

8.      Investment of the trusts generally                                    31

        8.1    Authorised Investments only                                    31

        8.2    Manager selects investments                                    31

        8.3    Investment proposals                                           32

        8.4    Disposal or realisation of Authorised Investments              32

        8.5    Temporary investment of cash and limitation on
                  maturity of Authorised Investments                          33

        8.6    Support facilities                                             33

        8.7    Authorised trustee investments                                 34

        8.8    Limitation of Trustee's personal liability                     35

        8.9    Moneys payable to Trustee                                      35

        8.10   Segregation of Assets of a Trust                               35

        8.11   Assets of Trusts                                               35

        8.12   Liabilities of a Trust                                         36

9.      General                                                               36

        9.1    Power to acquire Assets                                        36

        9.2    Borrowings - general                                           36

        9.3    Borrowings - Support Facilities etc.                           37

10.     Origination                                                           37

11.     Acquisition or funding by warehouse trust from another trust          37

        11.1   Direction by Manager                                           37

        11.2   Required information                                           38

        11.3   Conditions to acceptance                                       38

        11.4   Effect of acceptance                                           38

        11.5   Implementation                                                 38

        11.6   General direction                                              38

        11.7   Transfers between Trusts                                       38


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        11.8   Acknowledgement by Approved Seller                             40

12.     Acquisition from approved seller                                      40

        12.1   Note issue direction                                           40

        12.2   Accession of Approved Sellers                                  40

        12.3   Sale notices                                                   40

        12.4   Constitution and Entitlement of the Trust Back                 41

        12.5   Conditions Precedent to Purchase                               44

        12.6   Representations and warranties of Approved Seller              44

        12.7   Undertakings                                                   47

        12.8   Priority                                                       47

        12.9   Title perfection event;  termination;  repurchase              49

        12.10  Subsequent adjustment                                          51

        12.11  Substitution of security                                       52

        12.12  Indemnification                                                52

        12.13  Power of Attorney                                              53

13.     Acquisition from warehouse trust by another trust                     53

        13.1   Direction                                                      53

        13.2   Implementation of acquisition                                  54

        13.3   Survival of rights and remedies                                54

        13.4   Acknowledgement by Approved Seller                             54

14.     The manager                                                           54

        14.1   Appointment of Manager                                         54

        14.2   Complete powers of management                                  55

        14.3   Note issuance                                                  55

        14.4   Manager to act in interests of Beneficiary and Noteholders     55

        14.5   Manager to assist Trustee                                      55

        14.6   Manager's power to delegate                                    55

        14.7   Manager's power to appoint advisers                            56

        14.8   Manager's books available to Trustee                           56

        14.9   Manager will account to Trustee for moneys received            56

        14.10  Manager to report Pool Data on Reuters                         56

        14.11  Manager to prepare notices etc.                                56

        14.12  Prior approval of circulars                                    56

        14.13  Taxes                                                          57

        14.14  Acquisition or disposal of Assets                              57

        14.15  Monitor support facilities                                     57

        14.16  Make calculations, co-ordinate and provide reports             57

        14.17  Manager cannot bind Trustee unless authorised                  57

        14.18  Manager must perform obligations under other
                  Transaction Documents                                       57

        14.19  Manager to provide personnel and systems                       57



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        14.20  Additional covenants by Manager                                58

        14.21  Benefit of Managers' Covenants                                 58

15.     Manager's fee                                                         58

16.     Retirement, removal and replacement of manager                        59

        16.1   Retirement on Manager's Default                                59

        16.2   Trustee may remove recalcitrant Manager                        59

        16.3   Trustee appoints replacement Manager                           59

        16.4   Voluntary retirement                                           60

        16.5   No resignation by Manager unless successor appointed           60

        16.6   Trustee to act as Manager if no successor appointed            60

        16.7   Release of outgoing Manager                                    60

        16.8   New Manager to execute deed                                    60

        16.9   Settlement and discharge                                       61

        16.10  Delivery of books, documents, etc                              61

        16.11  Notice to Noteholders of new Manager                           61

        16.12  Waiver of Manager's Defaults                                   61

17.     Trustee's powers                                                      61

        17.1   General power                                                  61

        17.2   Specific powers                                                62

        17.3   Powers to be exercised with others                             64

        17.4   Delegation to Related Bodies Corporate                         64

        17.5   Trustee's power to appoint attorneys and agents                64

        17.6   65

        17.7   Generally unlimited discretion                                 65

18.     Trustee's covenants                                                   65

        18.1   General                                                        65

        18.2   To act continuously as Trustee                                 65

        18.3   To act honestly, diligently and prudently                      65

        18.4   No dispositions of Assets except in accordance
                  with Transaction Documents                                  66

        18.5   Indemnity re acts of Trustee's delegates                       66

        18.6   Forward notices etc to Manager                                 66

        18.7   Trustee will implement Manager's directions                    67

        18.8   Custodian                                                      67

        18.9   Bank accounts                                                  67

        18.10  Perform transaction documents                                  67

19.     Trustee's fees and expenses                                           67

        19.1   Trustee's fee                                                  67

        19.2   Reimbursement of expenses                                      67



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        19.3   Segregation of Trust Expenses                                  67

20.     Removal, retirement and replacement of trustee                        67

        20.1   Retirement for Trustee's Default                               67

        20.2   Manager may remove recalcitrant Trustee                        68

        20.3   Manager appoints replacement                                   68

        20.4   Voluntary retirement                                           68

        20.5   No resignation by Trustee unless successor appointed           68

        20.6   Manager to act as Trustee if no successor appointed            69

        20.7   Trusts to be vested in new Trustee                             69

        20.8   Release of outgoing Trustee                                    69

        20.9   New Trustee to execute deed                                    69

        20.10  Manager and outgoing Trustee to settle amounts payable         69

        20.11  Outgoing Trustee to retain lien                                70

        20.12  Delivery of books, documents, etc                              70

        20.13  Notice to Noteholders of New Trustee                           70

21.     Bank accounts                                                         70

        21.1   Opening of bank accounts                                       70

        21.2   Location of bank accounts                                      71

        21.3   Name of bank accounts                                          71

        21.4   Purpose of bank accounts                                       71

        21.5   Authorised signatories                                         71

        21.6   Manager not entitled to have access                            71

        21.7   Bank statements and account information                        71

        21.8   Deposits                                                       71

        21.9   Withdrawals                                                    72

        21.10  All transactions through central accounts                      72

22.     Auditor                                                               72

        22.1   Auditor must be registered                                     72

        22.2   Appointment of Auditor                                         72

        22.3   Removal and retirement of Auditor                              72

        22.4   Appointment of replacement Auditor                             73

        22.5   Auditor may have other offices                                 73

        22.6   Access to working papers                                       73

        22.7   Auditor's remuneration and costs                               73

        22.8   Access to information                                          73

23.     Accounts and audit                                                    73

        23.1   Keeping accounts                                               73

        23.2   Location and inspection of books                               73

        23.3   Accounts to be kept in accordance with
                  Approved Accounting Standards                               74



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        23.4   Preparation of annual Accounts                                 74

        23.5   Annual audited Accounts                                        74

        23.6   Inspection and copies of audited Accounts                      74

        23.7   Tax returns                                                    74

        23.8   Audit                                                          74

        23.9   No Responsibility for Servicer                                 74

24.     Payments                                                              75

        24.1   Cashflow allocation methodology                                75

        24.2   Payments to Beneficiary                                        75

        24.3   Subordination of Beneficiary's Entitlements                    75

        24.4   Insufficient moneys                                            75

        24.5   Income or capital                                              76

        24.6   Income of Trust                                                76

25.     Appointment of servicer                                               76

26.     Lead manager and note managers                                        77

        26.1   Appointment of Lead Manager and Note Managers                  77

        26.2   Fees                                                           77

27.     Representations and warranties                                        77

        27.1   General representations and warranties                         77

        27.2   Trustee entitled to assume accuracy of
                  representations and warranties                              78

28.     Asset register                                                        78

29.     Meetings of noteholders                                               78

30.     Trustee's and manager's powers, liability and
           indemnity generally                                                79

        30.1   Reliance on certificates                                       79

        30.2   Trustee's reliance on Manager, Approved Seller or Servicer     79

        30.3   Manager's reliance on Trustee, Approved Seller or Servicer     79

        30.4   Compliance with laws                                           80

        30.5   Reliance on experts                                            80

        30.6   Oversights of others                                           80

        30.7   Powers, authorities and discretions                            81

        30.8   Impossibility or impracticability                              81

        30.9   Duties and charges                                             81

        30.10  Legal and other proceedings                                    81

        30.11  No liability except for negligence etc.                        82

        30.12  Further limitations on Trustee's liability                     82

        30.13  Liability of Trustee limited to its right of indemnity         83

        30.14  Trustee's right of indemnity - general                         84



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        30.15  Trustee's right of indemnity - Consumer Credit Legislation     85

        30.16  Right of indemnity                                             86

        30.17  Conflicts                                                      86

        30.18  Trustee not obliged to investigate the Manager etc             86

        30.19  Independent investigation of credit                            87

        30.20  Information                                                    87

        30.21  Entering into Transaction Documents                            87

        30.22  Reliance by Trustee                                            87

        30.23  Investigation by Trustee                                       87

31.     Notices                                                               88

        31.1   Notices generally                                              88

        31.2   Notices to Noteholders                                         88

        31.3   Notices to Designated Rating Agencies                          88

32.     Payments generally                                                    89

        32.1   Payments to Noteholders                                        89

        32.2   Trustee to arrange payments                                    89

        32.3   Payment to be made on Business Day                             89

        32.4   Payment good discharge                                         89

        32.5   Valid receipts                                                 89

        32.6   Taxation                                                       89

33.     Amendment                                                             90

        33.1   Amendment without consent                                      90

        33.2   Amendment with consent                                         90

        33.3   Copy of amendments to Noteholders                              90

        33.4   Copy of amendments in advance to Designated
                  Rating Agencies                                             90

34.     Confidentiality                                                       91

        34.1   Confidential information                                       91

        34.2   Exceptions                                                     91

        34.3   No merger                                                      91

35.     Miscellaneous                                                         91

        35.1   Data Base to be retained as confidential                       91

        35.2   Certificates by Manager                                        92

        35.3   Waivers, remedies cumulative                                   92

        35.4   Retention of documents                                         92

        35.5   Governing law                                                  92

        35.6   Severability of provisions                                     92

        35.7   Counterparts                                                   92

        35.8   Inspection of this Deed                                        92



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SCHEDULE 1                                                                     1

     NOTE ISSUE DIRECTION                                                      1

Annexure "A"                                                                   1

     Receivables                                                               1

SCHEDULE 2                                                                     1

     NOTICE OF CREATION OF TRUST                                               1

SCHEDULE 3                                                                     1

     VERTIFICATION CERTIFICATE                                                 1

SCHEDULE 4                                                                     1

     WAREHOUSE TRUST DIRECTION                                                 1

Annexure "A"                                                                   1

     Receivables                                                               1

Annexure "B"                                                                   1

     SUPPLEMENTARY TERMS NOTICE                                                1

Annexure A                                                                     1

     SALE NOTICE                                                               1

Annexure B                                                                     1

     SELLER ACCESSION CERTIFICATE                                              1

Annexure C                                                                     1

     SUPPLEMENTARY TERMS NOTICE                                                1

SCHEDULE                                                                       1

ANNEXURE D                                                                     1

     SUPPLEMENTARY TERMS NOTICE CHECKLIST                                      1



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Date

-----------
Parties

-----------

1.          ST.GEORGE BANK LIMITED (ACN 055 513 070) of 4-16 Montgomery Street,
                  Kogarah, New South Wales 2217 (St.George);

2.          CRUSADE MANAGEMENT LIMITED (ACN 072 715 916) of 4-6 Montgomery
                  Street, Kogarah, New South Wales 2217 (Crusade); and

3.          NATIONALMUTUAL TRUSTEES LIMITED (ACN 004 029 841) incorporated in
                  Victoria of Level 2, 65 Southbank Boulevard, South Melbourne, Victoria 3205 (NMT).


Recitals

-----------
A It is intended by this Deed to establish a series of separate trusts, being Trusts (collectively the Crusade Euro Trusts) (or such other name as the Trustee and the Manager may from time to time agree).

B The Trustee has agreed to act as the trustee, the Manager as the manager, and the Servicer as the servicer, of the Trusts.

C The Trustee may enter into Support Facilities and a Security Trust Deed in connection with the issue of Notes by the Trustee as the trustee of a Trust

D Notes issued by the Trustee will not be deposit or other liabilities of St.George, its Associates, the Trustee or any Note Trustee, nor do St.George, its Associates, or the Trustee or any Note Trustee stand by the capital value and/or performance of the Notes, or any Assets of any Trust, except as expressly provided in the Transaction Documents for that Trust.

--------------------------------------------------------------------------------


IT IS AGREED as follows.

PART A. DEFINITIONS AND INTERPRETATION

1.      Definitions and interpretation
--------------------------------------------------------------------------------

1.1     Definitions

        The following definitions apply unless the context requires otherwise.

        Accounts means accounts as defined in section 9 of the Corporations Law.

        Agency Agreement in relation to a Trust means any agreement specified as an agency agreement in the Supplementary Terms Notice for that Trust.

        Approved Accounting Standards means:

        (a) the accounting standards from time to time approved under the Corporations Law;

        (b) the requirements of the Corporations Law in relation to the preparation and content of accounts; and



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        (c)    generally accepted accounting principles and practices in
               Australia consistently applied, except where inconsistent with the standards or requirements referred to in paragraphs (a) or
               (b).

        Approved Bank means:

        (a) a Bank (other than St.George) which has a short-term rating of at least A-1+, (S&P), P-1 (Moody's) and F1+ (Fitch IBCA);

        (b) a Bank (including St.George) which has a short-term rating of at least A-1 and P-1 (Moody's) and F1+ (Fitch IBCA) provided that the total value of deposits held by the Bank in relation to a Trust does not exceed twenty per centum (20%) of the sum of the aggregate of the Stated Amounts; or

        (c)    St.George, provided that:

               (i) St.George has a short-term rating at least A-1+ (S&P), P-1 (Moody's) and F1+ (Fitch IBCA); or

               (ii) if St.George does not have a short-term rating of at least A-1+ (S&P), P-1 (Moody's) and F1+ (Fitch IBCA), the Rating Agencies have confirmed that the holding of a bank account by the Trustee with St.George for the purpose of clause 21 of this Deed will not result in a downgrading of the credit rating assigned or to be assigned to any Note.

        Approved Seller means:

        (a)    other than in clauses 12.1, 12.2, 12.3, 12.5(b), 12.6, 12.7,
               12.11, 12.12, 30 and 34, the Trustee in its capacity as trustee of any Warehouse Trust; or

        (b)    other than in clauses 12.2, 12.5(b), 12.6, 12.7, 12.11, 12.12, 30 and 34, the Trustee in its capacity as trustee of any other Trust that is not a Warehouse Trust; or

        (c) any person which the Manager notifies the Trustee is an Approved Seller for the purposes of this Deed and who has executed a Seller Accession Certificate or who is expressed to be an Approved Seller under a Supplementary Terms Notice, and who is acceptable to the Trustee (that acceptance not to be unreasonably withheld), and where used in the context of a Trust means the Approved Seller in relation to that Trust.

        Assets in relation to a Trust means the assets forming that Trust from time to time, including the following to the extent to which they relate to the Trust:

        (a)    Authorised Investments;

        (b) amounts owing to the Trustee by debtors (excluding any bad or doubtful debts);

        (c)    income accrued from Loans, Receivables and Authorised
               Investments;

        (d)    any prepayment of expenditure;

        (e) any Loans, Mortgages, other Receivables, Receivable Securities and other Related Securities and other rights assigned to the Trustee in its capacity as the Trustee of that Trust on and subject to the Transaction Documents;

        (f)    the interests of the Trustee in any Support Facility;

        (g) the benefit of all representations, warranties and undertakings made by any party in favour of the Trustee under the Transaction Documents; and

        (h) the amount of any compensation found to be payable by the Trustee (or admitted by the Trustee to be payable) to restore the assets of that Trust because of the fraud, negligence or Default of the Trustee.

        (i) other property or asset as agreed in writing between the Manager and the Trustee.



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        Associate in relation to a person means a person that is taken to be an associate of the first mentioned person by virtue of Division 2 of Part
        1.2 of the Corporations Law.

        Auditor in relation to a Trust means the auditor of that Trust appointed from time to time under clause 23.

        Australian Jurisdiction means a State or Territory of the Commonwealth of Australia and the Commonwealth of Australia.

        Authorisation includes:

        (a) any consent, authorisation, registration, filing, lodgement, agreement, notarisation, certificate, permission, licence, approval, authority or exemption from, by or with a Government Agency; or

        (b) in relation to anything which will be fully or partly prohibited or restricted by law if a Government Agency intervenes or acts in any way within a specified period after lodgement, filing, registration or notification, the expiry of that period without intervention or action.

        Authorised Investments in respect of a Trust means any investments which at their date of acquisition are of the following types:

        (a) Loans secured by Mortgages, those Mortgages, other Related Securities and Receivable Rights;

        (b)    cash on hand or at an Approved Bank;

        (c) other Receivables, Receivable Securities and Receivable Rights approved by the Manager and acceptable to the Trustee (that acceptance not to be unreasonably withheld);

        (d) bonds, debentures, stock or treasury bills of any government of an Australian Jurisdiction;

        (e) debentures or stock of any public statutory body constituted under the law of any Australian Jurisdiction where the repayment of the principal secured and the interest payable thereon is guaranteed by the Australian Jurisdiction;

        (f) notes or other securities of any government of an Australian Jurisdiction;

        (g) deposits with, or the acquisition of certificates of deposit (whether negotiable, convertible or otherwise), issued by, an Approved Bank;

        (h) bills of exchange accepted or endorsed by an Approved Bank which at the time of acquisition have a remaining term to maturity of not more than 200 days;

        (i) securities which are "mortgage-backed securities", within the meaning of both section 84FA(l) of the Stamp Duties Act, 1920 of New South Wales and the Trustee Act, 1958 of Victoria; and

        (j)    any other assets of a class of assets that are both:

               (1) prescribed for the purposes of sub-paragraph (iv) of the definition of a "pool of mortgages" in section 84FA(1) of the Stamp Duties Act, 1920 of New South Wales, or are otherwise included within that definition of "pool of mortgages"; and

               (2) declared by order of the Governor in Council of Victoria and published in the Victorian Government Gazette to be assets for purposes of Subdivision (17A) of the Stamps Act, 1958 of Victoria or are otherwise included within sub-paragraph (b)(ii) of the definition of "pool of mortgages" in section 137NA of that Act.

        (In paragraphs (b)-(i) inclusive of this definition, expressions shall be construed and, if necessary read down, so that the Notes in relation to any Trust constitute "mortgage-backed securities" for the purposes of both the Stamp Duties Act, 1920 of New South Wales and the Stamps Act, 1958 of Victoria.)



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        Authorised Signatory in relation to any corporation means any person from time to time certified in writing by two directors of the corporation (or, in the case of the Trustee, by any divisional manager) to be an authorised signatory of the corporation, whose signature appears on such certificate and which signature is certified thereon by such directors (or such divisional manager) to be that person's signature.

        Authorised Trustee Investment means an investment in which a trustee is for the time being authorised to invest trust funds under the laws of an Australian Jurisdiction.

        Bank means:

        (a) a corporation authorised under the Banking Act, 1959 to carry on general banking business in Australia or a corporation formed or incorporated under an Act of the Parliament of an Australian Jurisdiction to carry on the general business of banking; or

        (b) where any Transaction Document requires money to be deposited by the Trustee outside Australia, a corporation authorised by the banking legislation of the relevant jurisdiction to carry on the general business of banking in that jurisdiction.

        Beneficiary means, in relation to a Trust, the person nominated in the Notice of Creation of Trust for that Trust as the beneficiary of that Trust (including, where relevant, the holder of any unit representing an interest as beneficiary of the Trust).

        Borrowing means, in relation to a Trust, any Financial Indebtedness of the Trustee in its capacity as trustee of the Trust but does not include any Financial Indebtedness of the Trustee in any other capacity or in respect of any other Trust. Borrow has an equivalent meaning.

        Business Day means any day, other than a Saturday, Sunday or public holiday in New South Wales, on which Banks are open for business in Sydney (and, where so specified in this Deed, London).

        Calculation Agent means the person appointed as calculation agent under the Agency Agreement from time to time.

        Cedel Bank means Cedel Bank, societe anonyme.

        Certificate of Title means, in relation to a Mortgaged Property, the certificate of title (or, if one is not issued, the original registration confirmation statement or similar document) (if any) to that Mortgaged Property issued under any relevant legislation (and, in the case of Land, issued under any Real Property Legislation).

        Class in relation to Notes issued, or to be issued, in respect of a Trust means Notes having as amongst themselves the same rights or restrictions with regard to the payment of interest, the repayment of principal, voting or otherwise.

        Closing Date means, in respect of a Trust, the date specified as the Closing Date in the Supplementary Terms Notice or Sale Notice for that Trust.

        Collection Account means the account established and maintained under clause 21 or, in relation to a Trust, any other account specified as the Collection Account in the Supplementary Terms Notice for that Trust.

        Collections in respect of a Trust has the meaning given in the Supplementary Terms Notice for that Trust.

        Competitor means, at any time, any Bank or financial institution that carries on any business in any of the following areas:

        (a)    deposit-taking services;

        (b)    the provision of housing loans;

        (c)    treasury services; and

        (d)    securitisation services,



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        which area is the same as, or substantially similar to or in competition with, any business conducted by St.George or any of its Related Bodies Corporate at that time but does not include a company or any of its Related Bodies Corporate with which the Trustee or any of its Related Bodies Corporate is at the date of this Deed negotiating a merger.

        Conditions in relation to any Notes issued in respect of a Trust has the same meaning given in the Supplementary Terms Notice applicable to those Notes for that Trust.

        Consumer Credit Legislation means any legislation relating to consumer credit including:

        (a)    the Credit Act of any Australian Jurisdiction;

        (b)    the Consumer Credit Code (NSW) 1996; and

        (c)    any other equivalent legislation of any Australian Jurisdiction.

        Coupon in relation to a Note issued in respect of a Trust has the meaning specified in the Supplementary Terms Notice applicable to that Note for that Trust.

        Couponholder in relation to a Coupon issued in respect of a Trust at any time means the person who is the bearer of that Coupon at that time for that Trust.

        Creditor in relation to a Trust means a creditor of the Trustee (including the Noteholders, Couponholders, Security Trustee, the Approved Seller, the Trustee in its capacity as trustee of another Trust, the Servicer, the Support Facility Providers, the Note Managers and the Manager in relation to the Trust) in its capacity as trustee of the Trust.

        Custodian means St.George Custodial Pty Limited in its capacity as the custodian of the Trusts or any substitute person appointed in its place under the terms of the Custodian Agreement.

        Custodian Agreement means an agreement in respect of a Trust so entitled between the Trustee, the Manager and the Custodian.

        Cut-Off Date means, in relation to a Portfolio of Receivables, the date specified as the Cut-off Date for the Receivables relating to that Portfolio of Receivables in the relevant Note Issue Direction or Supplementary Terms Notice.

        Data Base in relation to the Trustee, the Manager, the Servicer and the Custodian means all information, data and records collected, held or stored in any way or in any medium (including computer retention and storage) by or for the Trustee, the Manager, the Servicer and the Custodian respectively relating to and including any Loan, Mortgage, Receivable, Receivable Security or Related Securities which are given or transferred to the Trustee under or as contemplated by this Deed.

        Default means a failure by the Trustee to comply with:

        (i) an obligation which is expressly imposed on it by the terms of a Transaction Document; or

        (ii) a written direction given by the Manager in accordance with a Transaction Document (and in terms which are consistent with the requirements of the Transaction Documents) in circumstances where the Transaction Documents require or contemplate that the Trustee will comply with that direction, in each case within any period of time specified in, or contemplated by the relevant Transaction Document for such compliance. However, it will not be the Default of the Trustee if the Trustee does not comply with an obligation or direction where the Note Trustee or the Security Trustee directs the Trustee not to comply with that obligation or direction.

        Designated Rating in relation to a Support Facility provided to, or the benefit of which is held by, the Trustee in its capacity as trustee of a Rated Trust, means a credit rating of the party providing the Support Facility as specified or approved by each Designated Rating Agency for that Rated Trust.



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        Designated Rating Agency in relation to a Trust, or Notes issued or to be issued by the Trustee of a Trust, means each Rating Agency which has been requested by the Manager to rate such Notes in relation to that Trust.

        Determination Date in respect of each Trust has the meaning given in the Supplementary Terms Notice for that Trust.

        Distributable Income has the meaning given in clause 24.6.

        Eligible Receivable means a Receivable or Receivable Security (as the case may be) which meets the Eligibility Criteria for that Receivable.

        Eligibility Criteria in respect of a Receivable or a Receivable Security and a Trust has the meaning given in the Supplementary Terms Notice for that Trust.

        Enhancement means a Mortgage Insurance Policy, a Stand-by Arrangement, a Guaranteed Investment Contract and any other policy of insurance, security, support, rights or benefits in support of or substitution for a Receivable or Receivable Security or an Authorised Investment or the income or benefit arising thereon.

        Euroclear means Morgan Guaranty Trust Company of New York (Brussels office) as operator of the Euroclear System.

        Expenses in relation to a Trust means all costs, charges and expenses incurred by the Trustee or the Manager in the administration and operation of the Trust under the Transaction Documents for that Trust including the following to the extent to which they relate to the Trust:

        (a) any amounts payable or incurred by the Trustee or the Manager in the acquisition, maintenance, review, administration or disposal of an Asset;

        (b) any amounts payable or incurred by the Trustee or the Manager under any Support Facility or in reviewing documentation for any proposed Support Facility;

        (c) any amounts payable under or incurred by the Trustee or the Manager under any Security Trust Deed or Custodian Agreement;

        (d) any fees and other amounts payable to the Manager under this Deed;

        (e) any fees and other amounts payable to the Trustee under this Deed;

        (f) any fees and other amounts payable to a Servicer under this Deed or a Servicing Agreement;

        (g) any fees and other amounts payable to a Custodian under this Deed or a Custodian Agreement;

        (h)    any fees and expenses payable to the Auditor;

        (i) any fees and expenses payable by the Trustee (including in its personal capacity for which it has the right of indemnity under this Deed) to the Designated Rating Agency as agreed between the Trustee and the Manager from time to time;

        (j) any costs of postage and printing of all cheques, accounts, statements, notices, and other documents required to be posted to the Beneficiaries or Noteholders of the Trust under this Deed, and any costs of convening and holding meetings of Noteholders and of implementing any resolutions;

        (k) the cost and expenses of registering caveats or Transfers of any Receivable Security or assignment of Receivables;

        (l) any costs of any valuation of the Trust or of any Asset of the Trust;

        (m) any expenses incurred in connection with Trust Accounts of the Trustee in relation to the Trust and bank fees (including but not limited to account keeping fees) and other bank or government charges (including but not limited to bank account debits, tax and charges in respect of financial institutions duty) incurred in connection with the keeping of, or


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               the transaction of business through, the internal accounts and bank accounts of the Trustee and their management;

        (n) any fees, charges and amounts which are paid or payable to any person appointed or engaged by the Trustee or the Manager pursuant to this Deed to the extent that the fees, charges and amounts would be payable or reimbursable to the Trustee or the Manager under any other provision of this definition or under any other provision of this Deed if the services performed by the person so appointed or engaged had been carried out directly by the Trustee or the Manager and to the extent that those fees, charges and amounts are reasonable in amount and properly incurred;

        (o) the amount of any indemnity from the Trust claimed by the Trustee or the Manager under clause 30.10;

        (p) all legal costs and disbursements (calculated in the same manner under clause 30.10) incurred by the Manager and the Trustee in relation to settling and executing any Transaction Document and any subsequent consent, agreement, approval, waiver or amendment thereto or in relation to any matter of concern to the Manager or the Trustee in relation to a Transaction Document or the relevant Trust;

        (q) any legal costs and disbursements (on a full indemnity basis) incurred by the Trustee in connection with court proceedings brought against it under this Deed (except where the Trustee is found to have acted negligently, fraudulently, or in Default);

        (r) any costs incurred by the Trustee in, or in connection with, the retirement or removal of the Servicer or the Custodian and the appointment of any substitute to the extent those costs are properly incurred;

        (s) any amount specified as an Expense for the purposes of this Deed in the Supplementary Terms Notice for a Trust;

        (t) subject to clauses 16 and 20, any costs incurred by the Manager or the Trustee in, or in connection with, the retirement or removal of the Trustee or the Manager respectively under this Deed and the appointment of any person in substitution to the extent that those costs are properly and reasonably incurred;

        (u) any fees and expenses payable to any Stock Exchange, Euroclear or Cedel Bank from time to time by the Trustee;

        (v) any fees, charges and expenses incurred by the Trustee under clause 14.7, 17.2(d) or 26.2 of this Deed; and

        (w) any other costs, charges, expenses, fees, liabilities, Taxes (including stamp duty payable on cheques), imposts and other outgoings properly incurred by the Trustee or the Manager in exercising their respective powers, duties and obligations under this Deed or any other Transaction Document (other than the Notes), provided that:

        (v) general overhead costs and expenses of the Trustee and the Manager (including rents and any amounts payable by the Trustee or the Manager (as applicable) to its employees in connection with their employment) incurred directly or indirectly in connection with the business of the Trustee or the Manager (as applicable) or in the exercise of its rights, powers and discretions or the performance of its duties and obligations in relation to the Trust; and

        (w)    any fees payable by the Manager not described above,

        shall not constitute Expenses.

        Expiry Time means, in relation to a Sale Notice, the time specified as the expiry time in that Sale Notice.



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        Extraordinary Resolution in relation to the Noteholders of a Trust or any Class, subject to the provisions of any Security Trust Deed in respect of the relevant Trust has the meaning given in the Note Trust Deed.

        Fair Market Value means:

               (i) in relation to a Purchased Receivable and the related Receivable Rights, the fair market value of that Purchased Receivable and those Receivable Rights agreed between the Trustee (acting on appropriate expert advice) and the Approved Seller, or in the absence of such agreement as determined by the Auditor; or

               (ii) in relation to any other Receivable and the related Receivable Rights, the fair market value of that Receivable and those Receivable Rights determined by the Manager (acting on appropriate expert advice, including where relevant the Auditor), in all cases as reflecting the status of the Receivable as a performing or non-performing Receivable (as determined by the relevant Servicer) and any benefit in respect of that Receivable which the intended purchaser will have under any relevant Support Facility. The Trustee shall be entitled to assume that a purchase price offered to it for a Purchased Receivable and the related Receivable Rights which is equal to or exceeds the relevant Unpaid Balance is equal to or exceeds the Fair Market Value of that Purchased Receivable and the related Receivable Rights.

        Final Maturity Date in relation to a Note means the date specified in the corresponding Supplementary Terms to be the last, or where there is only one specified, the Principal Amortisation Date of the Note.

        Financial Indebtedness means any indebtedness, present or future, actual or contingent in respect of moneys borrowed or raised or any financial accommodation whatever. It includes indebtedness under or in respect of a negotiable or other financial instrument (including any Note), guarantee, interest, gold or currency exchange, hedge or arrangement of any kind, redeemable share, share the subject of a guarantee, discounting arrangement, finance or capital lease, hire purchase, deferred purchase price (for more than 90 days) of an asset or service or an obligation to deliver goods or other property or provide services paid for in advance by a financier or in relation to another financing transaction.

        Financial Year in relation to each Trust means:

        (a) each consecutive period of 12 months from 1 July in each year until 30 June in the following year; or

        (b) any other consecutive period of 12 months as may at any time be substituted for the consecutive period referred to in paragraph
               (a) of this definition by determination of the Manager with the approval of the Trustee,

        and includes,

        (c) any consecutive period greater or less than 12 months that may arise as a result of the adoption of any substituted period under paragraph (b) of this definition;

        (d) the period commencing on the date of its creation under this Deed to the next succeeding 30 June, or, if a substituted period is in force under this definition in respect of the Trust at its commencement, then to the immediately succeeding date of termination of that substituted period; and

        (e) the period to the Termination Date of the Trust from the immediately preceding 1 July or, if a substituted period is in force under this definition at the Termination Date then from the immediately preceding date of commencement of that substituted period.

        Fitch IBCA means Fitch IBCA (Australia) Pty Limited (ACN 081 339 184).



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        Future Agreement means the agreement formed between an Approved Seller and the Trustee if the Trustee accepts a Sale Notice given under clause 12.

        Government Agency means:

        (a) any body politic or government in any jurisdiction, whether federal, state, territorial or local;

        (b) any minister, department, office, commission, instrumentality, agency, board, authority or organisation of any government or in which any government is interested;

        (c)    any corporation owned or controlled by any government.

        Guaranteed Investment Contract means a guaranteed investment contract (expressed in dollars) of a type approved by the Chief Commissioner of Stamp Duties in New South Wales under paragraph (d) of Regulation 4 of the Stamp Duties (Mortgage-Backed Securities) Regulation, 1986 of New South Wales.

        Hedge Agreement means, in relation to a Trust, any futures contract, option agreement, hedge, swap, cap, forward rate agreement or other arrangement in relation to interest rates and/or currency exchanges made by the Trustee (whether alone or with the Manager or any other person) with respect to the Receivables in, or Notes issued in relation to, that Trust in accordance with this deed, as specified in the relevant Supplementary Terms Notice.

        Income Distribution Date in relation to an Income Distribution Period for a Trust means the date specified in the Supplementary Terms, falling on the last day of the first calendar month after the end of that Income Distribution Period (or such other date specified by the Manager in writing to the Trustee prior to the first issue of Notes by the Trustee in its capacity as trustee of the Trust).

        Income Distribution Period in relation to a Trust means each Financial Year of the Trust or any series of periods during the Financial Year of a Trust specified in the Supplementary Terms, provided that the first of such periods in a Financial Year commences on (and includes) the first day of the Financial Year and the last of such periods in a Financial Year ends on (and includes) the last day of the Financial Year.

        Information Memorandum means, in relation to the issue of any Notes, any publicity documents publicly circulated to prospective investors in relation to that issue entitled "Information Memorandum", "Offering Circular" or a similar name, but does not include any term sheet or general correspondence in relation to the placement of any Notes.

        Initial Invested Amount in relation to a Note has the meaning given in the relevant Supplementary Terms Notice for that Note.

        Insolvency Event in relation to the Trustee (in its personal capacity or as trustee of a Trust), the Manager, the Custodian, an Approved Seller or the Servicer (each a relevant corporation) means the happening of any of the following events:

        (a) (winding up or ceases to carry on business) except for the purpose of a solvent reconstruction or amalgamation:

               (i) an application or an order is made, proceedings are commenced, a resolution is passed or proposed in a notice of meeting or an application to a court or other steps (other than frivolous or vexatious applications, proceedings, notices and steps) are taken for:

                      (A) the winding up, dissolution or administration of the relevant corporation; or

                      (B) the relevant corporation entering into an arrangement, compromise or composition with or assignment for the benefit of its creditors or a class of them,

                             and is not dismissed, ceased or withdrawn within 15 Business Days; or



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               (ii)   the relevant corporation ceases, suspends or threatens to
                      cease or suspend the conduct of all or substantially all of its business or disposes of or threatens to dispose of substantially all of its assets; or

        (b) (unable to pay debts) the relevant corporation is, or under applicable legislation is taken to be, unable to pay its debts (other than as the result of a failure to pay a debt or claim the subject of a good faith dispute) or stops or suspends or threatens to stop or suspend payment of all or a class of its debts (except, in the case of the Trustee, where this occurs only in relation to another trust of which it is the trustee);

        (c) (receivership): a receiver, receiver and manager or administrator is appointed (by the relevant corporation or by any other person) to all or substantially all of the assets and undertaking of the relevant corporation or any part thereof (except, in the case of the Trustee where this occurs in relation to another trust of which it is the trustee);

        (d) (analogous events) anything analogous to an event referred to in paragraphs (a) to (c) (inclusive) or having substantially similar effect occurs with respect to the relevant corporation.

        Insurance Policy means:

        (a) in relation to a Loan, any fire and/or risks insurance policy or other general insurance policy in force in respect of that Loan or the related Mortgaged Property; or

        (b) in relation to any other Receivable, any insurance policy taken out with respect to the assets from which that Receivable is derived.

        Insurance Proceeds means any payments received by the designated beneficiary of an Insurance Policy.

        Interest Entitlement in relation to a Note and an Interest Payment Date means the amount of interest accrued in respect of that Note and due for payment on that Interest Payment Date, determined in accordance with the corresponding Supplementary Terms.

        Interest Payment Date in relation to a Note means each date for the payment of interest under the Note as specified in the corresponding Supplementary Terms Notice.

        Invested Amount in relation to a Note has the meaning given in the relevant Supplementary Terms Notice for that Note.

        Investment Direction means:

        (a)    a Note Issue Direction; or

        (b)    a Warehouse Trust Direction.

        Land means:

        (a) any estate or interest whether at law or in equity in freehold or leasehold land, including all improvements on such land; and

        (b) any parcel and any lot, common property and land comprising a parcel within the meaning of the Strata Titles Act, 1973 (New South Wales) or the Community Land Development Act, 1989 (New South Wales) or any equivalent legislation in any other Australian Jurisdiction.

        Lead Manager means, in relation to any issue of Notes, any person who is appointed as lead manager, co-lead manager, arranger, co-arranger or any similar participant in relation to that issue.

        Liquidity Facility Agreement in relation to a Trust means any agreement specified as a Liquidity Facility Agreement in the Supplementary Terms Notice for that Trust.

        Liquidity Facility Provider means in relation to a Liquidity Facility Agreement the bank or financial institution which provides that facility or if it is a syndicated facility the bank or financial institution which is the agent under that facility.



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        Loan means a loan or other form of financial accommodation purchased or made by the Trustee but does not include a Note.

        Manager means Crusade, or, in the event of the retirement or removal of Crusade as Manager, the substitute person appointed in its place under this Deed, and includes the Trustee when acting as the Manager in accordance with this Deed.

        Manager's Default means:

        (a) in relation to a Warehouse Trust, the happening of any events specified in clauses 16.1(a) and 16.1(b) (but in the case of an event under clause 16.1(a), only to the extent that the relevant Warehouse Facility Provider has not waived or excused that failure to pay); and

        (b) in relation to any other Trust, means the happening of any of the events specified in clause 16.1.

        Manager's Fee in relation to a Trust means the Manager's fee in relation to that Trust specified in clause 15.

        Manager's Report means, in relation to a Trust, the report to be provided by the Manager to the Trustee and each Rating Agency under clause 14.16 which is in the format and includes the information agreed by the Manager and the Trustee or set out in the relevant Supplementary Terms Notice.

        Material Adverse Effect means an event which will materially and adversely affect the amount of any payment to be made to any Noteholder or will materially and adversely affect the timing of such payment.

        Moody's means Moody's Investor Service Inc or Moody's Investor Service Pty. Limited and their respective successors and assigns.

        Mortgage means a registered (or pending registration, registrable) mortgage over Land, situated in any Australian Jurisdiction, granted to or originated by the Trustee under this Deed or transferred from an Approved Seller to the Trustee and securing the repayment of the principal amount of a Loan and all other moneys payable under the Loan.

        Mortgaged Property means:

        (a)    in relation to a Mortgage, the Land the subject of that Mortgage;
               and

        (b) in relation to any other Receivable Security, the property subject to that Receivable Security.

        Mortgage Insurance Policy means a policy of insurance under which a Mortgage Insurer insures the Trustee in its capacity as trustee of a Trust against loss under a Receivable which is an Asset of that Trust.

        Mortgage Insurance Proceeds means any amounts received by the Trustee (or a Servicer on its behalf) under any Mortgage Insurance Policy.

        Mortgage Insurer means any mortgage insurer specified, in relation to a Trust, as a Mortgage Insurer in the Supplementary Terms Notice for that Trust.

        Mortgagor means the security provider under a Receivable Security.

        Note means a debt security of the nature referred to in clause 4.2 issued by the Trustee in its capacity as trustee of a Trust.

        Note Cut-Off Date means the date specified in the Note Issue Direction for a proposed issue of Notes.

        Noteholders means, in relation to a Trust, the several persons who are for the time being holders of the Notes with respect to that Trust (being, if and to the extent that those Notes are represented by definitive Notes, the bearers of those Notes and, if and to the extent those Notes are represented by a global Note or Notes, the persons for the time being shown in the records of Euroclear and Cedel Bank (other than Cedel Bank if Cedel Bank is an account holder of Euroclear and other than Euroclear if Euroclear is an account holder of Cedel Bank) as being holders of those Notes) in which regard any certificate or other document issued by Cedel Bank or Euroclear as to the Invested Amount of



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        those Notes standing to the account of any person shall be conclusive and binding on those persons for all purposes (but not for the purposes of payments in respect of those Notes, the right to which shall be vested, as against the Trustee and the Note Trustee in respect of the relevant Trust, solely in the bearer of those global Notes in accordance with and subject to their respective terms and the provisions of this
        Deed)). The words holder and holders shall (where appropriate) be construed accordingly.

        Note Issue Date in relation to a Trust and Notes means the date on which the Notes are issued by the Trustee in its capacity as trustee of that Trust and, in the case of a proposed issue of Notes, means the date for that proposed issue referred to in the corresponding Note Issue Direction.

        Note Issue Direction means the direction given by the Manager to the Trustee substantially in the form of Schedule 1 or in such other form as may from time to time be agreed between the Trustee and the Manager in respect of a proposed issue of Notes in accordance with clause 6.1.

        Note Manager means, in relation to a Trust, any person for the time being appointed as note manager under the Subscription Agreement for that Trust including the Lead Manager.

        Note Trust Deed in relation to a Trust means any deed specified as such in the Supplementary Terms Notice for that Trust.

        Note Trustee in relation to a Trust means any person specified as such in the Supplementary Terms Notice for that Trust.

        Notice of Creation of a Trust means a notice in the form of Schedule 2 or in such other form as may from time to time be agreed between the Trustee and the Manager.

        Obligor means, in relation to a Receivable, the person who is obliged to make payments with respect to that Receivable, whether as a principal or secondary obligation (and in the case of a Loan means the person who is the account debtor under that Loan), and includes where the context requires, any other person obligated to make payments with respect to that Receivable (including any guarantor).

        Other Secured Liability means a loan, financial obligation or other liability that is at any time secured by a Purchased Receivable Security, other than a Purchased Receivable and any amounts payable under any relevant Receivable Agreement or otherwise payable in connection with a Purchased Receivable.

        Paying Agent means, in relation to a Trust, any person for the time being appointed as paying agent under the Agency Agreement for that Trust and includes the Principal Paying Agent.

        Payment Date means an Interest Payment Date or a Principal Amortisation Date.

        Portfolio of Receivables means the Receivables specified by the Manager in the relevant Investment Direction as a class or type of Receivable that has substantially the same terms and conditions.

        Principal Amortisation Date in relation to a Note means each date for the repayment of part or all of the outstanding principal in relation to the Note as specified in the corresponding Supplementary Terms.

        Principal Entitlement in relation to a Note and a Principal Amortisation Date means the amount of principal in respect of the Note due to be repaid on that Principal Amortisation Date, determined in accordance with the corresponding Supplementary Terms.

        Principal Paying Agent means, in relation to a Trust, any person appointed as such under the Agency Agreement for that Trust.

        Privacy Act means the Privacy Act 1988 (Commonwealth) or any equivalent law of any Australian Jurisdiction.



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        Purchase Price means, in relation to Receivables and related Receivable
        Rights offered for sale under a Sale Notice, the Purchase Price specified in the relevant Sale Notice as adjusted (where relevant) in accordance with that Sale Notice.

        Purchased Receivable means a Receivable referred to in a Sale Notice which is accepted by the Trustee unless the Trustee has ceased to have an interest in that Receivable.

        Purchased Receivable Security means a Receivable Security referred to in a Sale Notice which is accepted by the Trustee, unless the Trustee has ceased to have an interest in that Receivable Security.

        Rated Trust means a Trust in respect of which a Designated Rating Agency has rated Notes issued by it.

        Rating Agency means Moody's, S&P and Fitch IBCA or any other recognised rating agency designated from time to time in writing by the Manager to the Trustee.

        Real Property Legislation means any law relating to the registration, priority or effectiveness of any mortgage over land in any Australian Jurisdiction.

        Receivable means a right or interest under or in relation to any asset which generates revenue over time, including:

        (a)    a residential or commercial loan (including a Loan);

        (b) an operating or finance lease (including a lease of real property, plant and equipment and a hire purchase agreement);

        (c)    a trade receivable;

        (d)    an automobile receivable;

        (e)    a credit or charge card receivable; and

        (f) any other receivable or other form of monetary obligation.

        Receivable Agreement means in relation to a Receivable, any agreement or arrangement entered into between:

        (a) if the Receivable is originated by the Trustee under this Deed, the Trustee; or

        (b) if the Receivable is acquired by the Trustee from an Approved Seller under this Deed, the Approved Seller,

        and the Obligor under which the Obligor incurs obligations to the Trustee or Approved Seller (as the case may be) with respect to the Receivable, and in the case of an agreement entered into by an Approved Seller in a form provided to the Trustee by the Approved Seller before the Sale Notice with respect to that Receivable is given.

        Receivable Rights means, in relation to Receivables to be acquired by the Trustee from an Approved Seller, all of the Approved Seller's or the Trustee's (as the context requires) right, title, benefit and interest (present and future) in, to, under or derived from:

        (a) the Receivables and Receivable Securities specified in the relevant Sale Notice; and

        (b) such of the following as relate to those Receivables and Receivable Securities:

               (i)    the Related Securities;

               (ii)   the Relevant Documents;

               (iii)  the Collections; and

               (iv) all moneys, present, future, actual or contingent, owing at any time by an Obligor (whether alone or with another person) or any other person (other than the Approved Seller) under or in connection with a Related Security, including all principal, interest, reimbursable costs and expenses and any other amounts



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                      incurred by or payable to the Approved Seller,
                      irrespective of whether such amounts relate to advances made or other financial accommodation provided by the Approved Seller to any Obligor before or after the Closing Date,

        but does not include:

        (c)    any Other Secured Liability; and

        (d) in relation to the Receivables and Receivable Securities specified in a Sale Notice:

               (i) any interest or finance charges accrued up to but excluding the Closing Date (or any other date specified for that purpose in the Sale Notice) which are unpaid as at close of business on that date; and

               (ii) any interest in Collections received or applied by the Approved Seller before the Cut-Off Date (or any other date specified for that purpose in the Sale Notice),

               if so specified in the Sale Notice.

        Receivable Security means:

        (a) in relation to a Loan, a Mortgage or any guarantee relating to that Loan; or

        (b) in relation to any other Receivable, any guarantee, indemnity or Security Interest granted in respect of, or in connection with, that Receivable.

        Redraw Facility Agreement means in relation to a Trust any facility specified as a Redraw Facility Agreement in the Supplementary Terms Notice for that Trust.

        Redraw Facility Provider means, in relation to a Trust, a person who has entered into or agreed to make available a Redraw Facility Agreement to the Trustee in relation to that Trust.

        Registered Company Auditor has the same meaning as in the Corporations Law.

        Related Body Corporate has the same meaning as in section 9 of the Corporations Law.

        Related Receivable means, in relation to a Receivable Security, the Receivable secured by that Receivable Security.

        Related Security in relation to a Receivable means:

        (a)    any Relevant Document for that Receivable;

        (b) any Insurance Policy or Insurance Proceeds with respect to the Receivable; and

        (c) any Mortgage Insurance Policy or Mortgage Insurance Proceeds with respect to the Receivable; or

        (d) any other agreement specified as a Related Security for the Receivable in the relevant Supplementary Terms Notice.

        Relevant Document means, with respect to a Receivable:

        (a)    the Receivable Agreement relating to that Receivable;

        (b) the mortgage document in relation to each Receivable Security for that Receivable;

        (c) the Certificate of Title for the Mortgaged Property secured by each Receivable Security;

        (d) any amendment or replacement of such documents and any other document which is entered into by or executed in favour of the Approved Seller or Trustee (as the case may be) in connection with that Receivable after the Cut-Off Date; or

        (e) any other document specified as a Relevant Document in the relevant Supplementary Terms Notice,



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        but does not include any document or agreement which relates only to an
        Other Secured Liability.

        Repurchase Date has the meaning, in relation to a Purchased Receivable and the related Receivable Rights, given in clause 12.6(d)(ii)(D) with respect to the Purchased Receivable and related Receivable Rights.

        Repurchase Price means, in relation to a Purchased Receivable and the related Receivable Rights, the price determined under clause 12.9(c)(i).

        S&P means Standard & Poor's (Australia) Pty. Limited, trading as "Standard & Poor's Ratings Group" and its successors and assigns.

        Sale Notice means:

        (a) in relation to a purchase of Receivables by a Trust other than from another Trust, a notice in the form of annexure A given under clause 12; or

        (b) in relation to a purchase of Receivables by a Trust from another Trust, a notice in the form agreed by the Trustee and the Manager in relation to that purchase.

        Sale Termination Date means in relation to the obligations of a party relating to a Sale Notice, the earlier of:

        (a) the date 3 months after the date on which the last relevant Purchased Receivable is discharged; and

        (b) the date the Trustee (whether in its capacity as trustee of the Trust to which the Purchased Receivables related or as trustee of another Trust, including a Warehouse Trust) ceases to have any interest in the relevant Purchased Receivables and related Receivable Rights.

        Security Interest includes any mortgage, pledge, lien, charge, encumbrance, hypothecation, title retention, preferential right or trust arrangement.

        Security Trust Deed in relation to a Trust means a deed between the Trustee in its capacity as trustee of that Trust, the Manager, the Note Trustee and a person acting as security trustee under which, amongst other things, the Trustee in its capacity as trustee of the Trust charges all or some of the Assets of the Trust to secure the payment of moneys owing to the Noteholders and other Creditors of the Trust in favour of such security trustee as trustee for such Noteholders and other Creditors.

        Security Trustee means a security trustee under a Security Trust Deed and any successor trustee appointed under that Security Trust Deed.

        Seller Accession Certificate means a certificate in the form of annexure B.

        Servicer means St.George in its capacity as the servicer of the Trusts, or in the event of the retirement or removal of St.George in its capacity as Servicer, a substitute person appointed in its place to service the Assets of a Trust and includes the Trustee when acting in that capacity.

        Servicer Transfer Event in relation to a Trust has the meaning (if any) given to that term in the Servicing Agreement for that Trust.

        Servicing Agreement means, in relation to a Trust, any agreement under which a Servicer is appointed to service any of the Assets of that Trust.

        Stand-by Arrangement means in respect of each Trust an agreement made by the Manager on behalf of the Trust with a person where the person agrees to fund the payment to Noteholders by the Trustee in its capacity as trustee of the Trust of amounts due to the Noteholders to an agreed limit or extent to cover a shortfall of funds available in the Trust due to, amongst other things, default by an Obligor or Obligors under one or more Receivables.

        Stated Amount in relation to a Note has the meaning given in the relevant Supplementary Terms Notice for that Note.



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        Stock Exchange means, in relation to a Note, any stock exchange on which the Note is listed from time to time, including the London Stock
        Exchange Limited or the Luxemburg Stock Exchange.

        Subscription Agreement means, in relation to any Notes, any subscription agreement, dealer agreement, underwriting agreement or other distribution agreement (however called) under which dealers, managers or other persons agree to subscribe for, underwrite or otherwise arrange the distribution of those Notes.

        Subscription Amount in relation to any proposed Notes means the total amount payable by the proposed Noteholders as specified in the corresponding Note Issue Direction.

        Supplementary Terms in relation to a Note means the supplementary terms relating to the Note specified in the Supplementary Terms Notice for the Trust to which the Note relates.

        Supplementary Terms Notice means:

        (a)    in relation to a Warehouse Trust:

               (i) to the extent that no notice referred to in paragraph (b) has been given, a Warehouse Trust Direction which satisfies the requirements of Clause 11.2; and

               (ii) to the extent so provided in the relevant Warehouse Facility Agreement, that Warehouse Facility Agreement; or

        (b) in each other case, a written notice from the Manager to the Trustee materially in the form of annexure C satisfying the requirements of clause 6.3.

        Support Facility in relation to a Trust means:

        (a)    any Enhancement;

        (b)    any Liquidity Facility Agreement;

        (c)    any Hedge Agreement;

        (d)    any Redraw Facility Agreement;

        (e)    any Warehouse Facility Agreement;

        (f) any other security, support, rights or benefits in support of or substitution for an Authorised Investment or the income or benefit arising thereon on an Authorised Investment, for the financial management, credit enhancement or liquidity support of the assets and liabilities of the Trust; or

        (g) any other facility specified as a Support Facility in the relevant Supplementary Terms Notice,

        entered into by the Trustee for that Trust.

        Support Facility Provider means, in relation to a Trust, any person who has entered into or agreed to make available a Support Facility (other than a Mortgage Insurance Policy) to the Trustee in relation to that Trust.

        Taxation Act means the Income Tax Assessment Act, 1936 (Commonwealth) and the Income Tax Assessment Act 1997 (Commonwealth).

        Tax and Taxes means any tax, levy, impost, deduction, charge, rate, stamp duty, financial institutions duty, bank accounts debit tax or any other tax, withholding or remittance of any nature which is now or later payable or required to be remitted to, or imposed or levied, collected or assessed by a Government Agency, together with any interest, penalty, charge, fee or other amount imposed or made in respect thereof.

        Termination Date in relation to a Trust means the earliest of the following dates in relation to that Trust:



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        (a)    the eightieth anniversary of the date of creation of that Trust under this Deed;

        (b) the date upon which the Trust terminates by operation of statute or by the application of general principles of law;

        (c) if Notes have been issued by the Trustee in its capacity as trustee of the Trust the earliest of:

               (i) the Business Day (in both Sydney and London) immediately following the date upon which the Trustee pays in full all moneys due or which may become due, whether contingently or otherwise, to Creditors of the Trust (as determined by the Auditor, that determination to be conclusive); or

               (ii) following the occurrence of an Event of Default under any Security Trust Deed, the Security Trustee has enforced to the fullest extent that it is able to do so all of its powers under the Security Trust Deed which arise on the occurrence of that Event of Default or on the Security Trust Deed becoming enforceable, and has distributed all of the amounts which it is required to distribute under the Security Trust Deed (as determined by the Auditor, that determination to be conclusive), and the Trustee has received a confirmation from the Australian Taxation Office that the Trustee has lodged its final tax return in relation to that Trust; or

        (d) if Notes have not been issued by the Trustee in its capacity as trustee of the Trust, the date appointed by the Manager as the Termination Date by notice in writing to the Trustee (which, if the Trust is a Warehouse Trust, must be after the date on which all amounts have been fully and finally repaid under the relevant Warehouse Facility Agreement) after the Trustee has received a confirmation from the Australian Taxation Office that the Trustee has lodged its final tax return in relation to that Trust.

        Title Documents means, in relation to the Authorised Investments of a Trust, the documents of title and other documents contemplated under the Custodian Agreement in relation to that Trust.

        Title Perfection Event means, in relation to a Trust, each of the events referred to in clause 12.9(a) for that Trust and the events (if any) specified as Title Perfection Events in the relevant Supplementary Terms Notice.

        Transaction Documents means:

        (a)    this Deed;

        (b)    each Security Trust Deed;

        (c)    each Note Trust Deed;

        (d)    each Agency Agreement;

        (e)    any Seller Accession Certificate;

        (f)    any Support Facility;

        (g)    any Servicing Agreement;

        (h) all Notes from time to time (and the related Supplementary Terms Notice and Conditions);

        (i)    any Custodian Agreement;

        (j) each other document which is expressed to be, or which is agreed by the Manager and Trustee to be, a Transaction Document; and

        (k) each other document that is executed under or which is or is expressed to be incidental or collateral to, any other Transaction Document, and in relation to a given Trust means all of the above to the extent that they relate to that Trust.

        Transfer of Receivable Security means:



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        (a)    in relation to a Mortgage or other Related Security that is a registered mortgage of Land, a transfer of mortgage relating to that Mortgage or Related Security under the Real Property Legislation which, on registration, would result in the Trustee being the registered mortgagee of that Mortgage or Related Security; and

        (b) in relation to any other Receivable Security and if required by relevant legislation or practices a transfer of Security Interest relating to that Receivable Security which, on registration, would result in the Trustee being the registered holder of that Receivable Security.

        Trust means each Trust constituted from time to time under clause 3 and Trusts means every Trust.

        Trust Account means the account opened and operated for each Trust in accordance with clause 21.

        Trust Back means, in relation to a Trust, the trust (if any) referred to in Clause 12.4 for that Trust.

        Trust Back Assets means, in relation to a Trust, such right under or interest in the Receivables and Receivable Securities specified in the Sale Notice relating to that Trust and the related Collections to the extent that such right or interest relates to (but only to the extent that it relates to) any Other Secured Liabilities of which the Trustee is actually aware.

        Trustee means NMT in its capacity as the trustee of the Trusts, or in the event of the retirement or removal of NMT as Trustee, a substitute person appointed in its place under this Deed and includes the Manager when acting as the Trustee in accordance with this Deed.

        Trustee's Default in relation to a Trust means the occurrence of any of the events specified in clause 20.1.

        Trustee's Fee in relation to a Trust means the Trustee's fee for that Trust under clause 19.1.

        Unpaid Balance means:

        (a)    in relation to any Loan at any time, the sum of:

               (i)    the unpaid principal amount of that Loan; and

               (ii) the unpaid amount of all finance charges, interest payments and other amounts accrued on or payable under or in connection with that Loan or the related Receivable Rights at that time, or the amount otherwise stated to be the Unpaid Balance for that Loan, in the relevant Supplementary Terms Notice; or

        (b) in relation to any other Receivable, the amount stated to be the Unpaid Balance for the Receivable in the relevant Supplementary Terms Notice.

        Warehouse Facility Agreement means, in relation to a Trust, any facility specified as a Warehouse Facility Agreement in the Supplementary Terms Notice for that Trust, under which one or more financial institutions or other persons agree to make available financial accommodation to the Trustee to enable it to acquire Receivables.

        Warehouse Facility Provider means, in relation to a Trust, a person who has entered into or agreed to make available a Warehouse Facility Agreement to the Trustee in relation to that Trust.

        Warehouse Trust means a Trust under which the Trustee originates or acquires Receivables using the proceeds of financial accommodation provided under a Warehouse Facility Agreement, some or all of which Receivables may subsequently be acquired by one or more other Trusts.

        Warehouse Trust Direction means a direction by the Manager to the Trustee materially in the form of Schedule 4 or in such other form as may from time to time be agreed between the Trustee and the Manager.



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1.2     Interpretation

        Headings are for convenience only and do not affect interpretation. The following rules of interpretation apply unless the context requires otherwise.

        (a)    The singular includes the plural and conversely.

        (b)    A gender includes all genders.

        (c) Where a word or phrase is defined, its other grammatical forms have a corresponding meaning.

        (d) A reference to a person includes a body corporate, an unincorporated body or other entity and conversely.

        (e) A reference to a clause or schedule is to a clause of or schedule to this Deed.

        (f) A reference to any party to this Deed or any other agreement or document includes the party's successors and permitted assigns.

        (g) A reference to any agreement or document is to that agreement or document as amended, novated, supplemented, varied or replaced from time to time, except to the extent prohibited by this Deed.

        (h) A reference to any legislation or to any provision of any legislation includes any modification or re-enactment of it, any legislative provision substituted for it and all regulations and statutory instruments issued under it.

        (i)    A reference to dollars or $ is to Australian currency.

        (j) Where the day on or by which any sum is payable under this Deed or any act, matter or thing is to be done is a day other than a Business Day such sum shall be paid and such act, matter or thing shall be done on the next succeeding Business Day except to the extent otherwise provided in the Supplementary Terms Notice.

        (k) A word or phrase defined in the Corporations Law has the same meaning in this Deed, unless separately defined in this Deed.

        (l) All accounting terms shall be interpreted in accordance with the Approved Accounting Standards.

        (m)    A reference to a month is to a calendar month.

        (n) A reference to include, includes, included or including shall be without limitation to the matter referred to.

        (o) Except as otherwise provided, a reference to any time is a reference to Sydney time.

        (p) In relation to any Trust, the Trustee will be considered to have knowledge or notice of or be aware of any matter or thing if the Trustee has knowledge, notice or awareness of that matter or thing by virtue of the actual notice or awareness of the officers or employees of the Trustee who have day to day responsibility for the administration of that Trust.

        (q) A reference to writing includes a facsimile transmission and any means of reproducing words in a tangible and permanently visible form.

1.3     Binding on Noteholders and Beneficiaries

        This Deed shall be binding on all Noteholders and Couponholders and the Beneficiaries as if each was originally a party to this Deed.

PART B. CREATION OF TRUSTS



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2.      Trustee of Crusade Euro Trusts
--------------------------------------------------------------------------------

2.1     Appointment of Trustee

        The Trustee is appointed, and agrees to act, as trustee of each Trust upon, and subject to, the terms and conditions of this Deed and the relevant Supplementary Terms Notice.

2.2     Trustee to act in interests of Beneficiary and Noteholders of a Trust

        (a) The Trustee shall, in respect of each Trust, act in the interests of the Beneficiary and (subject to paragraph (b) below) Noteholders in relation to that Trust on, and subject to, the terms and conditions of this Deed. In the event of any conflict of interests, the interests of the Noteholders will prevail.

        (b)    For the avoidance of doubt:

               (i) the obligation of the Trustee to act in the interests of the Noteholders is a contractual, not a fiduciary, obligation and arises out of the contractual relationship existing between the Trustee and the Noteholders under the Notes; and

               (ii) the Noteholders in respect of a Trust are not beneficiaries of that Trust.

2.3     Separate and distinct Trusts

        Each Trust shall be a separate and distinct trust fund held by the Trustee on separate and distinct terms and conditions.

2.4     Termination of Deed

        This Deed shall terminate on the date agreed by the Trustee and the Manager if at that date:

        (a)    there are no Trusts in existence;

        (b) the Trustee and the Manager are satisfied that all Notes have been fully redeemed and all Creditors paid in full;

        (c) there is no Sale Notice which has been given to the Trustee but which has not at that date been accepted or rejected by the Trustee; and

        (d) there is no Investment Direction which has been given to the Trustee but which has not been acted on or rejected by the Trustee.


3.      The Trusts
--------------------------------------------------------------------------------

3.1     Beneficial Interest in the Trusts

        (a) The Trustee shall hold each part of each Trust, and each Asset of each Trust from time to time, on trust for the relevant Beneficiary on and subject to the terms and conditions of this Deed.

        (b) The interest of a Beneficiary under a Trust may be evidenced by the issue of one or more units by the Trustee, if the relevant Supplementary Terms Notice so specifies. A unit may give the holder a right only to capital or only to income, or may give such other rights as the relevant Supplementary Terms Notice may provide. If a Beneficiary has paid all subscription and other moneys payable by it for the issue of a unit, the interests of that Beneficiary under paragraph (a) are not affected by the failure of the Trustee to issue any such unit.

3.2     Creation of Trusts

        (a) (Manager may create) The Manager may at any time create a Trust by lodging with the Trustee:



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               (i)    (notice of creation) a duly completed and executed Notice
                      of Creation of a Trust; and

               (ii) (initial Assets) the sum of $10.00 to constitute the initial Assets of the Trust (which sum may be evidenced, at the time of creation of that Trust or a later date, by the issue of a unit under clause 3.1).

        (b) (Constitution of a Trust) On satisfaction of clause 3.2(a), the Trust referred to in the corresponding Notice of Creation of Trust under clause 3.2(a)(i) shall be created.

        (c) (No limit on Trusts) There shall be no limit on the number of Trusts that may be created under this Deed.

3.3     Name of the Trusts

        (a)    Each Trust which is not a Warehouse Trust shall be known as:

               (i) (initial name) the Crusade Euro Trust No. X of Y, where X represents the consecutive order of creation of the Trust in the relevant year the Trust was created and Y represents the year in which the Trust was created; for example, in the case of the first Trust the Crusade Euro Trust No. 1 of 1998; or

               (ii) (alternative name) such other name as the Trustee, the Manager and the relevant Approved Seller (if any) may from time to time agree.

        (b)    Each Warehouse Trust shall be known as:

               (i) the Crusade Euro Warehouse Trust No. Z where Z is the number of order of creation of Warehouse Trusts; for example, in the case of the first Warehouse Trust the Crusade Euro Warehouse Trust No. 1; or

               (ii) (alternative name) such other name as the Trustee and the Manager and the relevant Approved Seller may from time to time agree.

3.4     Duration of a Trust

        Each Trust shall continue until, and shall terminate on the later of:

        (i)    its respective Termination Date;

        (ii) the date on which the provision of Clause 3.5 have been satisfied; and

        (iii) the date on which the Trustee ceases to hold any Trust Back Assets in relation to that Trust.

3.5 Termination; winding up

        (a) (Realisation of Assets) Subject to this clause 3 and to the Transaction Documents, immediately following the Termination Date of a Trust the Trustee in consultation with the Manager or the Beneficiary, to the extent either has title to the Assets of the relevant Trust following that Termination Date, must:

               (i) sell and realise the Assets of that Trust (having obtained appropriate expert advice prior to the sale of any Receivable or Receivable Security); and

               (ii) so far as reasonably practicable and reasonably commercially viable, and subject to this clause, complete the sale within 180 days after the Termination Date for that Trust.

        (b) (First right of refusal) Where an Approved Seller has a first right of refusal in relation to those Receivables or Receivable Securities under clause 12.9(c), the Trustee or the Beneficiary (as the case may be) must comply with that clause 12.9(c).



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        (c)    (Sale within 180 days) During the 180 day period after the
               Termination Date of a Trust, the Trustee or the Beneficiary (as the case may be) must not (subject to paragraph (d)) and the Manager must not direct it to, sell any Receivables and the related Receivable Rights for an amount less than:

               (i) in the case of performing Receivables, their Unpaid Balance; or (ii) in the case of non-performing Receivables, their Fair Market Value.

        (d) (Performing Receivables) Notwithstanding paragraph (c)(i), the Trustee or the Beneficiary (as the case may be) may not, and the Manager must not direct it to, at any time sell any performing Receivable for less than its Fair Market Value without the consent of an Extraordinary Resolution of the relevant Noteholders. Any purported sale without that approval will be ineffective.

        (e) (Sale at less than Unpaid Balance) The Trustee or the Beneficiary (as the case may be) must not, and the Manager must not direct it to, sell any performing Receivable and the related Receivable Rights for less than the Unpaid Balance of the performing Receivable unless:

               (i) if the Invested Amount of each Note is greater than zero, the Noteholders have consented to such sale by Extraordinary Resolution; or

               (ii) if the Invested Amount of each Note is zero, the relevant Beneficiary consents.

        (f) (Procedures before winding up) The provisions of this Deed will continue to apply to a Trust for the period between the Termination Date of that Trust and the date on which the Assets of that Trust have been realised and distributed, notwithstanding the occurrence of the Termination Date.

        (g) (Expenses) Subject to the Security Trust Deed, the Manager must direct the Trustee or the Beneficiary (as the case may be) to, and the Trustee or the Beneficiary (as the case may be) must, pay or provide for all Taxes, Expenses, claims and demands due or incurred, or which the Trustee or the Beneficiary (as the case may be) believes should be provided for, in connection with or arising out of the administration or winding up of any Trust, including the fees of any consultants or advisers employed in connection with the administration or winding up of the Trust.

        (h) (Distribution) The Manager shall direct the Trustee or the Beneficiary (as the case may be) to distribute the proceeds of realisation of the Assets of a Trust (after deducting the amounts paid or provided for under paragraph (g)) in accordance with the cashflow allocation methodology set out in the relevant Supplementary Terms Notice and in accordance with any directions given to it by the Manager. The Trustee or the Beneficiary (as the case may be) shall comply with that direction.

        (i) (Beneficiary) If all Notes relating to a Trust have been fully and finally redeemed and the Creditors paid in full, the Trustee must at the direction of the Manager distribute all or part of the Assets to the relevant Beneficiary in specie (without recourse to the Trustee or the Beneficiary (as the case may be) and without any representation or warranty by the Trustee or the Beneficiary (as the case may be)).

        (j) (Performing/non-performing) The Servicer is to determine, in consultation with the Trustee or the Beneficiary (as the case may be) (acting on appropriate expert advice), whether a Receivable is performing or non-performing for the purposes of this clause 3.5.

3.6     Costs of winding up of a Trust

        During the winding up of a Trust under clause 3.5:



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        (a)    (Trustee's Fee) the Trustee shall be entitled to the continued
               payment of the Trustee' s Fee under clause 19.1;

        (b) (Manager's Fee) the Manager shall be entitled to continued payment of the Manager's Fee under clause 15; and

        (c) (Expenses) the Trustee or the Beneficiary (as the case may be) and the Manager shall be entitled to reimbursement for, and the Manager and the Trustee shall make provision for, all Expenses incurred, made or apprehended in relation to the Trust (which shall for this purpose include all Taxes, costs, charges, expenses, claims and demands incurred, made or apprehended in connection with the winding up of the Trust, including the fees of any agents, solicitors, bankers, accountants or other persons who the Trustee or the Beneficiary (as the case may be) or the Manager may employ in connection with the winding up of the Trust).

PART C. NOTES


4.      Notes
--------------------------------------------------------------------------------

4.1     Acknowledgement of indebtedness

        Subject to the terms of this Deed and the relevant Supplementary Terms Notice, each Note constitutes an independent and separate acknowledgement to the relevant Noteholder by the Trustee of its indebtedness as trustee of that Trust for the Invested Amount of that Note together with the other rights given to Noteholders under this Deed, the Supplementary Terms Notice, the Security Trust Deed and the Note Trust Deed relating to that Trust and the Conditions relating to each Note.

4.2     Legal nature of Notes

        Notes will be in bearer form, and may be definitive notes (with coupons and talons attached), temporary global notes or permanent global notes.

4.3     Terms of Notes

        (a) All Notes issued by the Trustee in its capacity as trustee of a Trust shall be issued with the benefit of, and subject to, this Deed, the Supplementary Terms Notice relating to such Notes, the Security Trust Deed and the Note Trust Deed relating to that Trust and the Conditions relating to those Notes.

        (b) The Supplementary Terms Notice relating to that Trust is binding on the Manager, the Trustee, the Note Trustee, the Noteholders, the Couponholders, the Security Trustee, the Custodian, the Servicer and the Approved Seller.

4.4     Interest and Principal Entitlement of Noteholders and Couponholders

        Subject to this Deed, the relevant Supplementary Terms Notice and the relevant Security Trust Deed, the relevant Note Trust Deed and the relevant Conditions (and, in particular, subject to any such provisions which provide for principal losses to be charged off against any Notes), the Trustee in its capacity as trustee of that Trust shall in respect of the Notes issued by it in that capacity, and acting on the directions of the Manager, pay or cause to be paid to the Noteholders and Couponholders (as relevant) of those Notes (to the extent that the Trustee has available to it such amounts under the relevant Supplementary Terms Notice and the relevant Conditions):

        (a) (interest) their Interest Entitlement on each Interest Payment Date; and

        (b) (principal) their Principal Entitlement on each Principal Amortisation Date.



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4.5     Notes not invalid if issued in breach

        No Note shall be invalid or unenforceable on the ground that it was issued in breach of this Deed, the Supplementary Terms Notice or any other Transaction Document relating to that Trust.

4.6     No discrimination between Noteholders

        There shall not be any discrimination or preference between Notes within the same Class, or the corresponding Noteholders, in relation to a Trust by reason of the time of issue of Notes or for any other reason, subject only to the Supplementary Terms Notice relating to the Notes and the terms of the Security Trust Deed (if any) relating to that Trust.


5.      Limits on rights of noteholders and beneficiary
--------------------------------------------------------------------------------

5.1     General limits

        Except as otherwise provided in the Note Trust Deed, this Deed or the Security Trust Deed, no Noteholder or Beneficiary shall be entitled to:

        (a) (fiduciary obligation) in the case of any Noteholder, require the Trustee to owe to it, or act in a manner consistent with, any fiduciary obligation in any capacity;

        (b) (particular interest) an interest in any particular part of any Trust or Asset comprised in any Trust;

        (c) (require transfer) subject (in the case of the Beneficiary) to this Deed, require the transfer to it of any Asset comprised in any Trust;

        (d) (interfere in management) interfere with or question the exercise or non-exercise of the rights or powers of a Servicer, the Manager or the Trustee in their dealings with any Trust or any Asset;

        (e) (exercise rights in respect of Assets) exercise any rights, powers or privileges in respect of any Asset in any Trust;

        (f) (act in Trustee's place) attend meetings or take part in or consent to any action concerning any property or corporation in which the Trustee in its capacity as trustee of a Trust holds an interest;

        (g) (terminate Trusts) seek to wind up or terminate any Trust (except as provided in clause 30);

        (h) (remove) seek to remove a Servicer, Manager, Trustee, Custodian, Note Trustee, Paying Agent, Calculation Agent or any Support Facility Provider;

        (i)    (interfere) interfere in any way with any Trust;

        (j) (lodge caveats etc) lodge or enter a caveat or similar instrument in relation to an asset register maintained under clause 28 or claim any estate or interest in any Land over which a Mortgage or any Related Securities are held or to which any other Asset relates in respect of any Trust;

        (k) (communicate with Mortgagors etc) except where the Noteholder or Beneficiary is St.George and is communicating in some other capacity under the Transaction Documents, or the Trustee has otherwise consented, and subject to any provision of a Transaction Document which allows any such communication, negotiate or communicate in any way with any Mortgagor, or Obligor or other security provider in respect of any Mortgage, Loan, other Receivable, Receivable Security or Related Security or with any person providing a Support Facility to the Trustee or any other person who is party to any Transaction Document (other than a Note Manager and a Note Trustee);

        (l) (take proceedings) take any proceedings of any nature whatsoever in any court or otherwise to obtain any remedy of any nature (including



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               against the Trustee, the Manager, a Note Trustee, the Security
               Trustee or a Servicer or any former Trustee, Manager, Note Trustee, Security Trustee or Servicer or in respect of any Trust or any Asset of any Trust) (unless, in the case of a Warehouse Trust, the Noteholder or Beneficiary is St.George and the Trustee consents to St.George taking the proceedings) provided that it shall be entitled to compel the Trustee, the Manager and any Servicer to comply with their respective duties and obligations under the Transaction Documents and, if the Noteholders are entitled to the benefit of any applicable Security Trust Deed, the Noteholders may compel the Security Trustee to comply with its duties and obligations under the Security Trust Deed; and

        (m) (recourse to personal assets of Trustee) any recourse whatsoever to the Trustee in its personal capacity, except to the extent of any fraud, negligence or Default on the part of the Trustee.

5.2     Interests of Beneficiary Assignable

        Subject to the relevant Supplementary Terms Notice, a Beneficiary may assign, or create or allow to exist a Security Interest over, its rights and interests in respect of a Trust without the prior written consent of any person.

5.3     Ranking of interest of Beneficiary

        The rights, claims and interest of a Beneficiary in relation to any Trust, the Assets of any Trust and in relation to any payment or distribution out of any Trust (including on the winding up of a Trust) shall at all times rank after, and be subject to, the interests of Noteholders under the Notes issued in relation to that Trust (including in relation to any payment obligations on the Notes).

5.4 Further limit on interest of Noteholders, Couponholders and Warehouse Facility Providers

        A Noteholder, a Couponholder or a Warehouse Facility Provider in relation to a Trust shall only be a creditor of the Trustee in its capacity as trustee of that Trust to the extent of the Notes held by that Noteholder or the Coupons held by that Couponholder or, in the case of a Warehouse Facility Provider, their rights under the relevant Warehouse Facility Agreement (as the case may be) and shall not be entitled to any beneficial or, subject to the Security Trust Deed relating to that Trust, other interest in that Trust.

5.5     No liability of Noteholders or Beneficiary

        No Noteholder by reason of being a Noteholder, or Beneficiary by reason of being a Beneficiary, shall in respect of a Trust:

        (a) (liability) have any liability to make any contribution to the Assets of the Trust or any payment to the Trustee, the Manager or any other person in relation to the Trust; and

        (b) (indemnity) be under any obligation to indemnify the Trustee, the Manager or any Creditor of the Trustee in its capacity as trustee of the Trust in respect of any of the liabilities (actual, contingent or otherwise and whether due to any deficiency or not) of the Trustee or the Manager in relation to, arising from or in connection with the Assets of the Trust or the Trust generally.


6.      Procedure for issue of notes
--------------------------------------------------------------------------------

6.1     Note Issue Direction for a Trust

        (a) (Delivery of direction) If the Manager proposes that the Trustee will issue Notes as trustee of a Trust, it shall, at least 5 Business Days (or such other period agreed by the Trustee or as specified in a relevant Supplementary Terms Notice) prior to the proposed Note Issue Date, deliver to the Trustee a Note Issue Direction directing amongst other


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               things that the Trustee (subject to this Deed and the relevant
               Supplementary Terms Notice):

               (i) (transfer benefit of Receivables) hold as trustee of the Trust the benefit of the Portfolio of Receivables specified by the Manager in the Note Issue Direction; and

               (ii) (issue Notes) issue as trustee of the Trust the Notes specified by the Manager in the Note Issue Direction.

        (b) (Conditions precedent to first direction) The right of the Manager to give a Note Issue Direction for any Trust is subject to the Trustee receiving in form and substance satisfactory to it:

               (i) in relation to the first Note Issue Direction for that Trust, a certificate in relation to the relevant Servicer, the Manager and (if any) the relevant Approved Seller (except where the Approved Seller is a Trust) given by a director or secretary of that company substantially in the form of Schedule 3 with the attachments referred to in that certificate;

               (ii) in relation to the first Note Issue Direction for that Trust, unless the Trustee already holds a copy as trustee of another Trust, a duly executed counterpart of this Deed;

               (iii) in relation to the first Note Issue Direction for that Trust, a legal opinion on this Deed; and

               (iv) any other document or condition specified in the relevant Supplementary Terms Notice.

6.2     Requirements for a Note Issue Direction

        A Note Issue Direction given by the Manager to the Trustee in respect of a Trust under this Deed shall (whether in that Note Issue Direction, or in the accompanying Supplementary Terms Notice):

        (a) (contain the following information) specify the following in respect of the Notes:

               (i) (classes) whether any of the Notes will constitute a Class separate from any other Notes previously issued by the Trustee in its capacity as trustee of the Trust or from any other Notes referred to in the Note Issue Direction;

               (ii) (name) the name of the Notes or, if the Notes are divided into more than one Class, the name of each Class of Notes;

               (iii) (amount) the total number of Notes and, if the Notes are divided into more than one Class, the number of Notes in each Class;

               (iv) (principal amount) the total principal amount of the Notes and, if the Notes are divided into more than one Class, the principal amount of each Class;

               (v) (minimum subscription) the minimum subscription amounts for Notes (if any);

               (vi) (issue price) where the Notes are to be issued at a discount or a premium to the face value, the issue price of the Notes;

               (vii)  (Note Issue Date) the proposed Note Issue Date;

               (viii) (Security Trust Deed and Support Facilities) whether a
                      Security Trust Deed or any Support Facility needs to be effected in relation to the proposed Note Issue Date and, if so, reasonable details of these;

               (ix) (Receivables) all relevant details (including where relevant the nature, principal amount and rate of return) of Receivables held



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                      or to be held under the Trust to which the Note Issue
                      Direction relates;

               (x) (Seller) where relevant, the identity and details of the relevant Approved Seller or Warehouse Trust from which the Receivables are to be acquired;

               (xi) (such other required information) such other information required by the Note Issue Direction or the relevant Supplementary Terms Notice;

               (xii) (Lead Manager) if there is to be a Lead Manager in relation to the issue of the Notes, the identity and address of that Lead Manager; and

               (xiii) (Subscription Agreement) if a Subscription Agreement is to
                      be effected in relation to the proposed Note Issue Date, reasonable details of that agreement (including the parties to that agreement and the amount of their proposed subscriptions but excluding any information relating to the fees payable to the Note Manager);

        (b) (duly completed) without limiting paragraph (a), be otherwise duly completed;

        (c) (accompanied by a Supplementary Terms Notice) be accompanied by a duly completed and executed Supplementary Terms Notice for the Notes, or if the Notes are divided into more than one Class and the Manager elects to have a separate Supplementary Terms Notice for each Class, a duly completed Supplementary Terms Notice for each Class. However, if the terms of a Supplementary Terms Notice for the Notes, or a particular Class of the Notes, are the same as for a previous issue of Notes or a Class of Notes in respect of the Trust, or if the Notes are contemplated by or issued under a previous Supplementary Terms Notice, this requirement may be satisfied if the Note Issue Direction specifies that this is the case and is accompanied by the relevant previous Supplementary Terms Notice; and

        (d) (accompanied by a certification) be accompanied by a certification by the Manager:

               (i)    in accordance with clause 6.6(a); and

               (ii) that it expects the revenue which the Obligors have contracted to pay under the Receivables the subject of the Trust and the other Transaction Documents that the Trustee will enter into in respect of the Trust will be sufficient to enable the Trustee to meet the expenses of the Trust and the amounts due to Noteholders.

6.3     Supplementary terms notice

        (a) (Mandatory Information) A Supplementary Terms Notice shall specify the following in respect of the Notes to which it refers or if it relates to more than one Class of Notes for each Class to which it refers:

               (i) (Interest Payment Dates) each date (if any) for the payment of interest under the Notes;

               (ii) (Principal Amortisation Dates) each date for the repayment of part or all of the outstanding principal under the Notes;

               (iii) (rate of interest) the rate of interest (if any) on the Notes (which may be fixed, variable, calculated by way of discount on the issue price or determined by a stated method) and the method for calculating the interest;

               (iv) (repayment of principal) where principal on the Notes is to amortise, the amount (or the method of calculating the amount) of principal to be repaid on the Notes on each Principal Amortisation Date;



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               (v)    (Class rights) if the corresponding Note Issue Direction
                      specifies that the Notes are to constitute a Class separate from any other Notes previously issued by the Trustee in its capacity as trustee of the relevant Trust or from any other Notes referred to in the Note Issue Direction, the rights or restrictions that constitute the first mentioned Notes as a separate Class and the relationship of those rights and restrictions to any other then or proposed Class of Notes;

               (vi) (cashflow allocation methodology) the manner in which cashflow from the Receivables (and any relevant Support Facilities) will be applied by the Trustee, and in which any shortfalls in income will be allocated among Notes and/or Classes of Notes;

               (vii) (conversion rights) where the Notes may be converted into a different Class of Notes, details of that conversion (including when and in what manner it can occur); and

               (viii) (fees) any relevant fee (for example, fees to the
                      Servicer) for the relevant Trust.

        (b) (Optional information) A Supplementary Terms Notice may specify the following in respect of the Notes or Classes of Notes to which it refers:

               (i) (special rights) any preferred, deferred or special rights or restrictions applying to the Notes whether with regard to the payment of interest, the repayment of principal, voting, the division into classes or otherwise, which may include that the Notes are to be initially issued on a partly paid basis or shall have an additional entitlement to the principal or capital of the corresponding Trust beyond the repayment in full of their Initial Invested Amount; and

               (ii) (other information) any other terms or restrictions applying to the Notes that may be included in the Supplementary Terms Notice.

        (c) (Inconsistency) If a term of a Supplementary Terms Notice is inconsistent with any provision of this Deed, the Supplementary Terms Notice shall prevail to the extent of the inconsistency, with respect only to the Trust and Notes to which that Supplementary Terms Notice relates.

        (d) (Amendment) A Supplementary Terms Notice in relation to a Trust may expressly amend any provision of this Deed with respect to that Trust and the relevant Notes. This Deed and those Notes shall be construed accordingly.

        (e) (Execution) Once the Trustee, the Manager, the relevant Servicer, the provider of any relevant Support Facility and any relevant Approved Seller have agreed to the terms of a Supplementary Terms Notice they shall execute that Supplementary Terms Notice in the Australian Capital Territory (or another place or jurisdiction agreed between the Manager and the Trustee), on or before the date on which the Manager proposes to issue the relevant Investment Direction.

6.4     Amendment

        The Manager may (and where the Trustee has acknowledged the Note Issue Direction in accordance with clause 6.6(b), with the consent of the Trustee), prior to a proposed Note Issue Date amend a previously issued
        Note Issue Direction or Supplementary Terms Notice (including any Note Issue Direction or Supplementary Terms Notice previously amended under this clause). For the purposes of clause 6.11 only an amendment shall be treated as creating a further issue of Notes. Such an amendment for a Rated Trust shall only be made if prior notice of the amendment has been given to the Designated Rating Agency and



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        where the relevant Rated Trust has previously issued rated Notes which amendment shall have no adverse effect on the ratings of those Notes.

6.5     Comply with Note Issue Direction

        Subject to this clause 6, the Trustee must comply with a Note Issue Direction.

6.6     Proviso on compliance with Note Issue Direction

        (a) (Trustee shall not accept direction) The Trustee shall not comply with a Note Issue Direction unless at least 5 Business Days (or such other period agreed by the Trustee) prior to the proposed
               Note Issue Date the Manager has certified to the Trustee that the
               Note Issue Direction and any corresponding Supplementary Terms Notice comply with this Deed.

        (b) (Acknowledgement of direction) If the Trustee receives the certificate provided for under paragraph (a) above, then it shall no later than the close of business 2 Business Days (or such other period agreed by the Manager) prior to the proposed Note Issue Date sign the acknowledgement of receipt on the Note Issue Direction and return it to the Manager. This acknowledgement will not of itself constitute a declaration of trust and a trust will only arise in accordance with clause 6.7(h).

6.7     Issue of Notes and transfer of benefit of Receivables

        If the Trustee has:

        (a)    (acknowledged the Note Issue Direction) acknowledged receipt of a
               Note Issue Direction;

        (b) (sufficient applications for Notes) received confirmation from the Manager that the Subscription Amount for such Notes is not less than the amount specified in the corresponding Note Issue Direction;

        (c) (received or granted certain documents) on or prior to the proposed Note Issue Date:

               (i) (Security Trust Deed) entered into a Security Trust Deed as trustee of the relevant Trust (unless not required for the issue of the Notes by the Manager in the corresponding
                      Note Issue Direction);

               (ii) (Support Facilities) obtained, or entered into arrangements to obtain with effect from the corresponding
                      Note Issue Date, as trustee of the relevant Trust the benefit of the Support Facilities referred to in the corresponding Note Issue Direction;

               (iii) (Subscription Agreement) if the Supplementary Terms Notice provides for a Subscription Agreement, entered into a Subscription Agreement in relation to the relevant Notes at the direction of the Manager, but on such terms and conditions as are reasonably agreed by the Manager and the Trustee (subject to this Deed); and

               (iv) (Power of Attorney) received an irrevocable power of attorney or irrevocable powers of attorney from each Approved Seller (in a form reasonably acceptable to the Manager and the Trustee and in any event in registrable form in each Australian Jurisdiction) appointing certain specified officers of the Trustee as its attorneys for the purposes of enabling the Trustee to perfect its title to those purchased Receivables, and, to the extent required, received any legal opinions on those documents reasonably requested by the Trustee;

        (d) (rating) if the Notes are to be rated, the Manager has advised the Trustee that it has received a provisional indication from the Rating



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               Agency that the Notes will have a rating equal to or higher than the rating specified in the relevant Supplementary Terms Notice;
               or

        (e) (listing) if the Notes are to be listed on a Stock Exchange, an indication from the relevant Stock Exchange that the Notes have been approved for listing on that Stock Exchange,

        then, subject to the other requirements of this Deed being satisfied in relation to matters which must be done on or prior to the Note Issue Date, the Trustee agrees with the Manager (for the benefit solely of the Manager) that if, on the direction of the Manager on the Note Issue Date it issues Notes, as trustee of the relevant Trust, to the intending Noteholders for the amount referred to in the corresponding Note Issue
        Direction:

        (f) (acquisition) where the relevant Receivables are to be acquired from an Approved Seller:

               (i) the Trustee will accept the relevant Sale Notice (but only if the Trustee has issued the relevant Notes) and without any obligation to the Approved Seller to do so; and

               (ii) the Trustee agrees with the Manager (for the benefit solely of the Manager) to pay to the Approved Seller from the proceeds of the issue of the Notes the principal amounts of such Receivables or such other consideration specified in relation to the Note Issue Direction, as at the date specified in the corresponding Note Issue Direction; or

               (iii)  (        (origination) where the Trustee is to originate
                      the relevant Receivables, originate those Receivables (and any relevant Receivable Securities) in accordance with the procedures agreed under clause 10; and

               (iv)   (        (transfer of benefit of Receivables) subject to
                      payment of the amount referred to in paragraph (f), hold automatically by virtue of this deed and without any further act or instrument or other thing being done or brought into existence, the benefit of the Portfolio of Receivables referred to in the corresponding Note Issue Direction with effect from the Note Issue Date as trustee of the relevant Trust (together with the benefit with effect from the Note Issue Date of all such Receivables, Related Securities, Support Facilities and other rights and entitlements relating thereto).

6.8     Action following Note Issue

        The Trustee shall issue Notes in accordance with the applicable Note Trust Deed and Supplementary Terms Notice.

6.9     No liability for insufficient moneys

        If insufficient moneys are raised on a proposed Note Issue Date to satisfy clause 6.7(b), neither the Trustee nor the Manager shall have any obligation or liability to any person (including each other, any intending Noteholder or any Beneficiary) to issue the Notes or, in the case of a proposed issue in relation to a Trust, to hold the benefit of the Portfolio of Receivables referred to in the corresponding Note Issue Direction for the Trust, or otherwise.

6.10    Further assurance

        Subject to the Transaction Documents, the Trustee shall following a Note Issue Date for a Trust execute such documentation and do all such other acts, matters or things as the Manager reasonably requires to transfer the benefit of the Portfolio of Receivables referred to in the corresponding Note Issue Direction (and the benefit of all corresponding Loans, Related Securities, Receivable Rights and Support Facilities) to the Trust.



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6.11    Further issues subject to Rating Agency approval

        Where the Trustee in its capacity as trustee of a Rated Trust has issued Notes, no further Notes in respect of that Trust shall be created, and the Manager shall not direct the Trustee to issue any further Notes, unless the Trustee receives a certificate from each Designated Rating Agency in respect of the Notes then on issue in respect of the Trust confirming the rating of those Notes.

6.12    Issue of unrated Notes

        Nothing in this Deed shall be construed as requiring the Trustee or the Manager to obtain a rating for Notes to be issued by the Trustee (except subject to the Supplementary Terms Notice where those Notes are to be issued by a Rated Trust).

6.13    No limit on Notes

        Subject to the provisions of this Deed, there shall be no limit on the amount or value of Notes which may be issued in respect of a Trust.

6.14    No issue in an Australian Jurisdiction

        Notwithstanding anything in this Deed, no Notes may be offered for subscription or purchase, or issued or allotted, nor may any offer or invitation or Information Memorandum in respect of any Notes be distributed, (except in the case of the Information Memorandum, for information purposes only) in any Australian Jurisdiction.


7.      Transfers of notes
--------------------------------------------------------------------------------

7.1     No restrictions on transfer of Notes

        Subject to this Deed and the applicable Supplementary Terms Notice, there shall be no restriction on the transfer of Notes.

7.2     Transfer

               (i)    (        A Noteholder must not transfer any Notes except
                      in accordance with all applicable laws in any jurisdiction in which it may offer, sell or deliver Notes and will not directly or indirectly offer, sell or deliver Notes or distribute any prospectus, circular, advertisement, Information Memorandum or other offering material relating to the Notes in any country or jurisdiction except under circumstances that will result in compliance with any applicable laws and regulations.

               (ii)   (        None of the Trustee, the Manager, the Servicer,
                      any Note Manager or an Approved Seller is liable to any Noteholder in relation to a breach by that Noteholder of paragraph (a).

PART D. TRUST INVESTMENTS


8.      Investment of the trusts generally
--------------------------------------------------------------------------------

8.1     Authorised Investments only

        Subject to this Deed and the relevant Supplementary Terms Notice, each Trust shall comprise only assets and property which are Authorised Investments as at the date of their acquisition.

8.2     Manager selects investments

        Subject to the terms of this Deed:

        (a) the Manager alone shall have absolute and uncontrolled discretion to determine, and it shall be the duty of the Manager to:



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               (i)    recommend or propose in writing to the Trustee (which may
                      be under a Supplementary Terms Notice), the manner in which any moneys forming part of a Trust shall be invested and what purchases, sales, transfers, exchanges, collections, realisations or alterations of Assets shall be effected and when and how the same should be effected; and

               (ii) give to the Trustee all directions necessary to give effect to the recommendations or proposals referred to in paragraph (i) above and such other directions which the Trustee may desire in relation to the above matters; and

        (b) it shall be the role of the Trustee to give effect to all such directions of the Manager as are communicated by the Manager to the Trustee in accordance with this clause, but the Manager may not give any direction to the Trustee which conflicts with any applicable law, the terms of the Trust, including the Supplementary Terms Notice for that Trust or which could adversely affect the current ratings (if any) of the Notes. For the avoidance of doubt, except where the Transaction Documents provide otherwise, the Trustee is not required to take any action unless it has been directed to do so by the Manager.

8.3     Investment proposals

        (a) (Manager's investment proposals) The Manager shall from time to time give to the Trustee a proposal for the acquisition or origination of property which is to constitute Assets of a Trust and for the sale, transfer or other realisation of or dealing with the Assets of a Trust, provided that the Manager may not make any such proposal which could adversely affect the current rating (if any) of the Notes.

        (b) (Sufficient details) Except where the Manager's proposal is an Investment Direction, each proposal shall contain all necessary details relating to the proposal together with all information and evidence as the Trustee may reasonably require to satisfy itself that the implementation of the proposal is permitted under this Deed. Where the Manager's proposal is an Investment Direction, the proposal will comply with this Deed.

        (c) (Discretion) The Manager shall have the fullest discretion to recommend in the proposal the time and mode of and the broker, contractor or agent (if any) to be engaged for the implementation of the proposal including the right to recommend a postponement for so long as the Manager in its discretion shall think fit.

        (d) (Trustee must implement investment proposals) Subject to clause 8.7, on receipt of any written proposal by the Manager under this clause 8, the Trustee shall implement that proposal and the Trustee shall not be required, nor be under a duty, to inquire or to make any assessment or judgment in relation to that proposal or whether the proposed investment is an Authorised Investment or is otherwise permitted under this Deed. The Trustee must not make an investment if it is knows that it is not an Authorised Investment.

8.4     Disposal or realisation of Authorised Investments

        (a) (Authorised Investments to be held to maturity in Rated Trusts) Subject to this Deed, any applicable Security Trust Deed or Support Facility, Authorised Investments in respect of a Rated Trust shall be held until their maturity (and the Trustee shall, subject to this Deed and any applicable Security Trust Deed and Support Facility, accordingly not have power to dispose of or realise any Authorised Investment in a Rated Trust) but nothing in this Deed shall affect the rights, powers, duties and obligations of the Trustee in relation to enforcing any Receivable, Receivable Security or Related Securities or otherwise in relation to any other Authorised Investment or Support Facility.



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        (b)    (Circumstances for disposal in Rated Trusts) Subject to this clause 8.4(b) and to clause 8.4(c), the Trustee shall have power to dispose of or realise any Authorised Investment in a Rated Trust if the Manager confirms to the Trustee that the disposal or realisation of the Authorised Investment will not lead to a loss or where to continue to hold such Authorised Investment would:

               (i)    (breach) result in a breach of this Deed;

               (ii) (affect Authorised Trustee Investment status) affect the status of Notes as an Authorised Trustee Investment (if applicable);

               (iii) (adversely affect rating) adversely affect the then rating (if any) of the Notes issued in relation to the Rated Trust; or

               (iv) (prejudicial to Noteholders) in the opinion of the Manager, be prejudicial to the interests of Noteholders in the Rated Trust.

               The Trustee may only exercise its power of disposal or realisation under paragraphs (ii)-(iv) (inclusive) on the written direction of the Manager.

        (c) (No restriction on disposal in unrated Trusts) Subject to each Transaction Document there shall be no restriction on the disposal or realisation of or temporary investment or reinvestment in Authorised Investments:

               (i)    in a Trust which is not a Rated Trust; or

               (ii) where the disposal is to another Trust under clauses 11, 12.9(d) or 13.

        (d) (Proceeds on realisation) On the settlement of the discharge, realisation or disposal of an Asset, the Trustee may accept the proceeds in the form of:

               (i)    a Bank cheque payable to the Trustee; or

               (ii)   in other immediately available funds.

8.5 Temporary investment of cash and limitation on maturity of Authorised Investments

        The Manager shall in respect of a Trust direct the Trustee to cause cash on hand which represents the income or capital of the Trust and which is not required for:

        (a) (Expenses) the immediate payment of the Expenses of the Trust (including the Trustee's Fee in relation to the Trust); or

        (b) (Noteholders or Beneficiaries) the immediate payment to the Noteholders or a Beneficiary of the Trust,

        to be invested in Authorised Investments provided that such Authorised Investments shall mature on a date on or before the due date for such payment.

8.6     Support facilities

        (a) (Enter into Support Facilities) The Trustee shall in relation to any Trust, on the prior direction of the Manager (and following a review by the Trustee of the documentation for the proposed Support Facility), enter into or acquire and perform any Support Facilities on such terms and conditions as are reasonably required by the Manager and which are acceptable to the Trustee (acting reasonably) (subject to this Deed).

        (b) (Rating of parties to Support Facility) If Notes have been, or are proposed to be, issued by the Trustee in its capacity as trustee of a Rated Trust, the Manager shall (subject to this Deed):

               (i) direct the Trustee that each Support Facility for the benefit of the Rated Trust must be taken out or executed with a person having



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                      at that time a Designated Rating (if necessary to maintain the rating(s) of the Notes); and

               (ii) take, or direct the Trustee to take, such other action as may be necessary to maintain the rating(s) of the Notes in relation to that Rated Trust unless such action is materially adverse to the Trustee (and which the Trustee has the power to take under this deed and where the terms of any such Support Facility that affect or relate to the Trustee in its personal capacity are acceptable to the Trustee, acting reasonably).

        (c) (Support Facilities for Rated Trusts) If Notes have been, or are proposed to be, issued by the Trustee in its capacity as trustee of a Rated Trust, any Support Facility for the benefit of the Rated Trust shall be entered into by the Trustee prior to or on the Note Issue Date in relation to those Notes provided that the Trustee may, on the prior direction of the Manager:

               (i) enter into a new Support Facility as trustee of a Rated Trust after a Note Issue Date, if and only if, the Manager has received written confirmation from any Designated Rating Agency that entering into the Support Facility will not result in a downgrading or withdrawal of the rating of the Notes; or

               (ii) substitute a new Support Facility for any existing Support Facility entered into in accordance with this clause 8.6 where it has previously issued Notes as trustee of a Rated Trust, if and only if, the Manager considers the same to be in the interests of that Rated Trust and the Manager has received written confirmation from any Designated Rating Agency that the new Support Facility will not result in a downgrading or withdrawal of the rating of the Notes.

        (d) (Downgrading of parties) If a person providing a Support Facility to the Trustee in its capacity as trustee of a Rated Trust ceases to have a Designated Rating (if the corresponding Designated Rating Agency confirms that that cessation is necessary to maintain the rating(s) of the Notes) and the Designated Rating Agency has downgraded or withdrawn, or has indicated that it proposes to downgrade or withdraw, its rating of the Notes, the Trustee shall, if directed by the Manager and subject to this
               Deed:

               (i) enter into any substitute or additional Support Facility identified by the Manager, and on such terms required by the Manager (and which the Trustee has the power to enter into under this Deed and where the terms of any such Support Facility that affect or relate to the Trustee in its personal capacity are acceptable to the Trustee, acting reasonably); or

               (ii) take such other action which the relevant Designated Rating Agency confirms is necessary to maintain the rating(s) of the Notes,

               to maintain the rating of the Notes as it stood prior to such downgrading or withdrawal or proposed downgrading or withdrawal of the rating of the Notes.

        (e) (No obligation to have Support Facilities) Nothing in this clause or this Deed shall be construed as requiring that any given Trust has the benefit of any Support Facility. The Trustee is not required to enter into any Support Facility except as provided in this clause.

8.7     Authorised trustee investments

        The Manager shall not direct the Trustee to, and the Trustee shall not knowingly invest, any moneys of a Trust in any Authorised Investment which prejudices the qualification of Notes in that Trust as an Authorised Trustee Investment in a given Australian Jurisdiction if the Manager has indicated to the Trustee that the



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        Notes are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction or any Information Memorandum or prospectus in relation to such Notes indicates that the Notes are, or are proposed to be, an Authorised Trustee Investment of that Australian Jurisdiction.

8.8     Limitation of Trustee's personal liability

        Notwithstanding any other provision of this Deed, the Trustee is not obliged to execute any instrument, enter into any agreement, take any action, or incur any obligation in connection with a Trust (including in connection with Support Facilities or Assets) unless:

        (a) in the case of agreements, actions or obligations that are expressly contemplated by the Transaction Documents and are between parties to the Transaction Documents, its personal liability in connection with the instrument, agreement, action or obligation is limited in a manner consistent with clause 30.13; or

        (b) in any other case, the Trustee's liability is limited in a manner satisfactory to the Trustee in its absolute discretion.

8.9     Moneys payable to Trustee

        Subject to this Deed, the Manager and the Trustee shall ensure that any agreements entered into in relation to the Trusts contain a provision to the effect that any moneys belonging to the Trusts under the agreements shall be paid to the Trustee or to an account, or Authorised Investment, in the name of the Trustee in its capacity as trustee of the relevant Trust.

8.10    Segregation of Assets of a Trust

        (a) Subject to this Deed (and in particular to clause 21.10) and any Supplementary Terms Notice the Trustee shall:

               (i) ensure that no money or other Assets of a Trust are commingled with the money or other Assets of another Trust or any assets of the Trustee in any capacity other than as Trustee of the Trust;

               (ii) account for the Assets included in each Trust separately from the Assets included in all other Trusts and any assets of the Trustee in any capacity other than as Trustee of the Trust; and

               (iii) keep the liabilities of, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to each Trust separate and apart from the liabilities of, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to all other Trusts and any liabilities of the Trustee in any capacity other than as Trustee of the Trust.

        (b)    Notwithstanding this clause 8.10:

               (i) any Expenses of a Warehouse Trust may be borne by one or more Warehouse Trusts in the respective amounts directed by the Manager from time to time; and

               (ii) the Trustee at the direction of the Manager, and with the approval of any relevant Designated Rating Agency (if relevant), may enter any Hedge Agreement which relates to Assets of any two or more Trusts.

8.11    Assets of Trusts

        Assets of a Trust shall not be available to meet any liability of, or principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors in relation to:

        (i)    any Trust other than the Trust of which those Assets form a part;
               or



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        (ii)   any liability of the Trustee in any capacity other than as
               Trustee of the Trust.

8.12    Liabilities of a Trust

        Any liabilities to the extent that they relate to a Trust and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors to the extent that they relate to a Trust, shall not be aggregated with any liabilities, and principal amounts outstanding to Noteholders and providers of Support Facilities or other Creditors, to the extent that they relate to any other Trust or any liabilities of the Trustee in any capacity other than as Trustee of the Trust or offset against the Assets of any Trust other than the Trust of which those liabilities and principal amounts form a part or to which they relate or any liability of the Trustee in any capacity other than as trustee of the Trust.


PART E. ACQUISITION AND ORIGINATION OF ASSETS


9.      General
--------------------------------------------------------------------------------

9.1     Power to acquire Assets

        Subject to this Deed and any Supplementary Terms Notice, the Trustee may Borrow for the purpose of or in connection with:

        (a) the making of, investment in, acquisition of, or funding of assets underlying, Loans or other Receivables and Receivable Securities;

        (b) in relation to paragraph (a), investment in other Authorised Investments; or

        (c) the continued funding of any investment in Receivables, Receivable Securities or other Authorised Investments.

9.2     Borrowings - general

        Subject to clause 9.3, the Trustee may only Borrow in relation to a Trust following receipt of a Warehouse Trust Direction under clause 11.1 or a Note Issue Direction under clause 6 and only by way of:

        (a) the issue of Notes at any time and from time to time under this Deed and the relevant Trust;

        (b) a Support Facility contemplated by the Warehouse Trust Direction or Note Issue Direction (as the case may be) (and any Notes issued with respect to that Support Facility);

        (c)    in the case of a Rated Trust, a Borrowing which is:

               (i) at all times subordinated and subject to the Notes, the interests of the Noteholders under the Notes, and the interests of the providers of any Support Facilities, in relation to the relevant Trust; or

               (ii) rated by all Designated Ratings Agencies at least as high as the rating given by them to the Notes; or

               (iii) without recourse to the Trustee or any assets of the Trustee, other than the excess funds of the Trust after meeting the principal and interest requirements of the Noteholders and any Expenses of the Trust, provided that the Borrowing does not constitute a claim against the Trustee to the extent that there are insufficient funds to meet repayments on the Borrowing, and in any event does not adversely affect the current ratings of the relevant Notes.

        (d) in the case of a Trust which is not a Rated Trust, any other Borrowing agreed by the Trustee and the Manager.



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9.3     Borrowings - Support Facilities etc.

        (a) Where there are, or may be, ongoing obligations of the Trustee or Approved Seller (as the case may be) to provide Obligors with the ability to redraw amounts prepaid under a Receivable, or to increase the principal amount of or owing in relation to any Receivable, the Trustee shall subject to any applicable restriction in the Transaction Documents at the direction (whether under a Supplementary Terms Notice or otherwise) of the Manager (without limiting its rights or powers under this Deed):

               (i) enter into a Redraw Facility Agreement or Warehouse Facility Agreement with respect to those obligations;

               (ii) sell or otherwise transfer that Receivable to a Warehouse Trust;

               (iii) subject to clauses 6.11 and 6.12, issue Notes to reimburse the relevant Approved Seller for any redrawn amounts funded by the Approved Seller; or

               (iv) enter any other arrangements as may be agreed between the Trustee, the Manager and the Approved Seller.

        (b) The Trustee may, at the direction of the Manager in accordance with clause 6, issue Notes in relation to its obligations under a Warehouse Facility Agreement or a Warehouse Trust.

        (c) The parties to a Supplementary Terms Notice for a Warehouse Trust may amend the Supplementary Terms Notice from time to time in writing.

10.     Origination
--------------------------------------------------------------------------------

        (a) Where an Investment Direction directs the Trustee to fund the making of Loans, or the making or creation of other Receivables, other than by acquisition from an Approved Seller (an Origination), and the Trustee implements the direction, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the relevant Support Facility (as the case may be) for the purpose of the Origination in accordance with the detailed procedure for Origination set out in the relevant Supplementary Terms Notice and as agreed by the Trustee, the Manager and the relevant originator.

        (b) The Manager shall not direct the Trustee to, and the Trustee may not Originate Receivables unless the Trustee is satisfied (in its absolute discretion) with the procedures for the Origination (including as to any indemnity for liability under Consumer Credit Legislation).

11.     Acquisition or funding by warehouse trust from another trust
--------------------------------------------------------------------------------

11.1    Direction by Manager

        (a) Subject to Clause 11.3, the Manager may from time to time direct the Trustee under a Warehouse Trust Direction to acquire from another Trust Receivables and/or Receivable Securities using the proceeds of financial accommodation under a Warehouse Facility Agreement or in consideration of the transfer of any Authorised Investments held by the Warehouse Trust.

        (b) The Trustee has power, as trustee of a Trust, to dispose of Receivables and/or Receivable Securities to a Warehouse Trust in accordance with a Supplementary Terms Notice relating to that Trust and that Warehouse Trust.



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11.2    Required information

        A Warehouse Trust Direction must include:

        (a)    all relevant details relating to:

               (i)    the other Trust;

               (ii)   the Receivables and relevant Receivable Securities;

               (iii) the Warehouse Facility Agreement (including the amount of financial accommodation to be raised); and

               (iv) all necessary information required in a Supplementary Terms Notice under this Deed; and

        (b) all other information reasonably required by the Trustee in order to make a determination under clause 11.3.

11.3    Conditions to acceptance

        The Trustee will not accept a direction under clause 11.1 unless the direction (including the Receivables and Receivable Securities specified in the direction) complies with the requirements of the relevant Warehouse Trust Direction and any relevant Warehouse Facility Agreement or as the Manager and the Trustee otherwise agree.

11.4    Effect of acceptance

        (a) A Warehouse Trust Direction must be executed in the same manner that a Supplementary Terms Notice is to be executed under clause 6.3(e).

        (b) If the Trustee accepts a Warehouse Trust Direction under clause 11.1, it shall:

               (i) enter into, or ensure that there is in place, a relevant Warehouse Facility Agreement;

               (ii)   acquire or originate the Receivables (as the case may be),

               and otherwise comply with the Warehouse Trust Direction.

11.5    Implementation

        If the Trustee accepts a Warehouse Trust Direction under clause 11.1, the Manager shall do everything reasonably necessary to enable the Trustee to implement the direction.

11.6    General direction

        (a) A Warehouse Trust Direction under clause 11.1 may take the form of a general direction that specifies one or more Trusts from which Receivables and Receivable Securities may be acquired by the Trustee in its capacity as trustee of the relevant Warehouse Trust from time to time without the need for a further Warehouse Trust Direction under clause 11.1.

        (b) Without limiting paragraph (a), a general direction referred to in that paragraph can provide that the Manager may draw an amount under the relevant Warehouse Facility Agreement on behalf of and without prior notice to the Trustee, on satisfaction of any relevant procedures specified in the Warehouse Trust Direction. Those procedures shall include:

               (i) notice to be given to the Trustee within a specified period after that drawing; and

               (ii) requirements as to whom the proceeds of that drawing will be paid.

11.7    Transfers between Trusts

        (a) Where a transfer of Assets is to occur between Trusts (whether between two Warehouse Trusts, between a Warehouse Trust and a Trust which is



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               not a Warehouse Trust, or between two Trusts neither of which is a Warehouse Trust), the provisions of this clause 11.7 apply.

        (b) The transfer may take place under a Sale Notice, under a relevant Supplementary Terms Notice, or by such other method as the Trustee and the Manager may determine. The information and timing of that transfer and the delivery of that Sale Notice or any other document will be as agreed between the Trustee and the Manager.

        (c) Subject to payment of the agreed Purchase Price (as adjusted in accordance with the terms of the sale), the Trustee in its capacity as trustee of a Trust will hold automatically by virtue of this Deed and without any further act or instrument or other thing being done or brought into existence, the benefit of all Receivable Rights transferred to it by the Trustee in its capacity as trustee of another Trust (together with the benefit of all Support Facilities which the Trustee and the Manager agree are to be transferred, and all other rights and entitlements relating to the relevant Receivables). The Trustee will hold the Receivables so acquired as trustee of the Trust which acquires those Receivable Rights and no longer as the trustee of the Trust which disposed of the Receivable Rights.

        (d) The Sale Notice, Supplementary Terms Notice or other method of transfer (as the case may be) may, if so agreed between the Trustee and the Manager, provide:

               (i) that the Manager, the Servicer or the Approved Seller of the Assets which are the subject of the transfer shall give for the benefit of the acquiring Trust specified representations, warranties and undertakings in relation to the Assets; and

               (ii) for the effect of any breach of a representation, warranty or undertaking referred to in sub-paragraph (i),

               provided that neither the giving of such representations, warranties or undertakings nor the effect of breaching any of them adversely affects the rating of a Rated Trust.

        (e)    Following a transfer between Trusts, each of:

               (i) the Trustee in its capacity as trustee of the Trust which transfers the relevant Receivable Rights (the Old Trust);

               (ii) the Trustee in its capacity as trustee of the Trust which acquires the relevant Receivable Rights (the New Trust); and

               (iii)  the relevant Approved Seller,

               agrees that with effect from the date of transfer of the relevant Receivable Rights the rights and obligations as between the Approved Seller and the Trustee in its capacity as trustee of the Old Trust will be novated, and enjoyed by, the Approved Seller and the Trustee in its capacity as trustee of the New Trust as between themselves (without the need for further action on the part of any person). The Approved Seller and the Trustee in its capacity as trustee of the Old Trust shall, as between themselves, cease from that date to owe any obligations or hold any rights as between themselves unless accrued before the transfer.

        (f) Where Assets of a Trust which are transferred to another Trust are subject to a Trust Back, that Trust Back is dealt with in accordance with clause 12.4(j).

        (g) Following a transfer of Assets between Trusts, the Manager shall calculate, and notify the Trustee of, the amount of:

               (i) any accrued interest under the relevant Receivables that may be due from the New Trust to the Old Trust at any time; and

               (ii) any repaid or prepaid principal under the relevant Receivables that may be due from the Old Trust to the New Trust,



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               in accordance with the provisions (if any) of the relevant
               Supplementary Terms Notice or Sale Notice.

               The Manager directs the Trustee (as Trustee of the Trust with any obligation under this paragraph (g)) to pay any amount so calculated to the other relevant Trust as an adjustment to the corresponding purchase price, in accordance with the relevant Supplementary Terms Notice.

11.8    Acknowledgement by Approved Seller

        Each Approved Seller acknowledges and agrees that any interest in Receivables acquired from it by the Trustee in its capacity as trustee of any Trust may be disposed of by the Trustee to another Trust.

12.     Acquisition from approved seller
--------------------------------------------------------------------------------

12.1    Note issue direction

        Where:

        (a)    a Note Issue Direction directs that the Trustee issues Notes; or

        (b) a Warehouse Trust Direction directs that the Trustee draws any amount under the relevant Warehouse Facility Agreement,

        to fund the acquisition of Authorised Investments from an Approved Seller under a Sale Notice under clause 12.3, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the Warehouse Facility Agreement (as the case may be) for the purpose of the acquisition and other related purposes in accordance with this clause.

12.2    Accession of Approved Sellers

        (a) (Approved Seller) A person approved by the Manager and which is acceptable to the Trustee (acting reasonably) may at any time become an Approved Seller for the purposes of this Deed by entering into a Seller Accession Certificate. The Manager shall not direct the Trustee to acquire Receivables and/or Receivable Securities from an Approved Seller for a Rated Trust (other than the Approved Seller who first disposed of Receivables and/or Receivable Securities to that Trust) without first confirming that the rating for that Trust will not be downgraded or withdrawn as a result of that acquisition.

        (b) (Accession) On execution of a Seller Accession Certificate by that person and the Trustee, that person shall be taken to be an Approved Seller for the purposes of this Deed with all the rights and obligations as if it were an original party to this Deed.

        (c) (Trustee as Approved Seller) If the Trustee in its capacity as trustee of a Trust is to be an Approved Seller, it need not execute a Seller Accession Certificate but will be bound by this Deed as an Approved Seller as trustee of that Trust.

12.3    Sale notices

        (a) An Approved Seller may (but is not obliged to) offer to sell its equitable interest in any Authorised Investments, Receivables or Receivable Securities to the Trustee by delivering a Sale Notice to the Trustee.

        (b) Unless the Trustee otherwise agrees, a Sale Notice given under this Deed shall be delivered to the Trustee not later than 4.00 pm on the Business Day which is 5 Business Days before the day on which the Expiry Time falls (which must also be a Business Day).

        (c) An offer in a Sale Notice is irrevocable during the period up to and including the Expiry Time of that Sale Notice.



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        (d)    If so directed by the Manager, the Trustee shall accept the offer contained in a Sale Notice at any time prior to the Expiry Time by, and only by, the payment by the Trustee to the Approved
               Seller (or as it directs) of the Purchase Price in same day funds to the bank account specified by the Approved Seller for that purpose in that Sale Notice.

        (e)    Notwithstanding:

               (i)    satisfaction of all relevant conditions precedent; or

               (ii) any negotiations undertaken between the Approved Seller and the Trustee prior to the Trustee accepting the offer contained in a Sale Notice,

               the Trustee is not obliged to accept the offer contained in a Sale Notice and no contract for the sale or purchase of any Receivables or related Receivable Rights referred to in a Sale Notice will arise unless and until the Trustee accepts the offer contained in the Sale Notice in accordance with this clause.

        (f) The offer contained in a Sale Notice may only be accepted in relation to all the Receivables and related Receivable Rights referred to in the Sale Notice.

12.4    Constitution and Entitlement of the Trust Back

        (a)    Constitution of Trust Back

               On the acceptance of a Sale Notice which relates to Receivable Securities or Related Securities that secure Other Secured
               Liabilities:

               (i)    a trust shall be constituted; and

               (ii) the relevant Trust Back Assets shall vest in the Trustee and be held by the Trustee on and subject to the trusts, terms and conditions of this clause.

        (b)    Declaration of trust

               The Trustee declares that it will hold all its right, title and interest in the Trust Back Assets on bare trust for the relevant Approved Seller in accordance with this clause.

        (c)    Entitlement of the Approved Seller to the Trust Back Assets

               The beneficial interest in the Trust Back Assets relating to a Trust vests absolutely in the relevant Approved Seller.

        (d)    Dealing with Trust Back Assets

               Subject to the terms of this Deed:

               (i) an Approved Seller is entitled to deal with its Trust Back Assets in its absolute discretion;

               (ii) the Trustee must not deal with any Trust Back Assets other than:

                      (A) in accordance with directions given by the relevant Approved Seller as beneficiary of the Trust Back, from time to time;

                      (B)    in accordance with all the Transaction Documents;
                             or

                      (C) to the extent necessary to exercise and enforce any Receivable Rights; and

               (iii) the Trustee must act in accordance with any direction given to it by the relevant Approved Seller in respect of its Trust Back Assets, except that the Trustee is not obliged to act in accordance with the direction of that Approved Seller where to do so would:

                      (A)    be illegal; or



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                      (B)    in the Trustee's reasonable opinion materially
                             prejudice the exercise of the Trustee's rights in relation to the Receivables or related Receivable Rights.

        (e)    Proceeds

               Subject to clause 12.8:

               (i) an Approved Seller may retain any proceeds received by it from its Trust Back Assets; and

               (ii the Trustee must immediately on the direction of the Manager pay to an Approved Seller (or otherwise pay as the Approved Seller directs) any proceeds the Trustee receives in respect of that Approved Seller's Trust Back Assets.

               That payment constitutes a good discharge of the Trustee.

        (f)    Trustee's duties

               (i) The Trustee owes no fiduciary or other duties to any Approved Seller in respect of that Approved Seller's Trust Back Assets other than pursuant to paragraph (d) or
                      (e)(ii) and, in any event, is not liable in any manner whatsoever to any Approved Seller for any liability, loss, cost or expense to that Approved Seller's Trust Back Assets (whether consequential or otherwise) resulting from doing or omitting to do any act or thing in relation to those Trust Back Assets, except where such loss is caused by the fraud, negligence or Default of the Trustee.

               (ii) Subject to sub-paragraphs (d)(iii) and (e)(ii), the Trustee is not required to take any action in respect of any Trust Back Assets.

        (g)    Indemnity in respect of Trust Back Assets

               (i) Without limiting any indemnity to which the Trustee is otherwise entitled and subject to paragraph (ii), each Approved Seller unconditionally and irrevocably indemnifies the Trustee against any liability, loss, cost or expense incurred by the Trustee as a result of the Trustee complying with any directions by that Approved Seller in accordance with this Deed in connection with any Trust Back for that Approved Seller (including the transfer of the Trust Back Assets to the Approved Seller under paragraph (j)). That Approved Seller must pay or reimburse the Trustee on demand for all reasonable expenses, including but not limited to stamp duties and taxes, payable in connection with such indemnity.

               (ii) An Approved Seller's obligations under sub-paragraph (i) to indemnify and reimburse the Trustee do not apply to the extent that such liabilities or expenses arise as a result of the fraud, negligence or Default of the Trustee.

        (h)    Conflicts or Inconsistencies

               If there is at any time a conflict or inconsistency between:

               (i)    any:

                      (A) directions given by an Approved Seller, as referred to in paragraph (d); or

                      (B) duty owed by the Trustee to an Approved Seller by virtue of the Trustee being the trustee of the Trust Back (whether arising by operation of law, equity or otherwise); and

               (ii) the obligations and duties of the Trustee arising under or in connection with the Transaction Documents (apart from this clause) or the interests of Mortgagees (as defined in the Security Trust Deed),



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               the Trustee:

               (iii) must give priority to the obligations, duties and interests referred to in paragraph (ii) over any direction or duty referred to in paragraph (i); and

               (iv) shall not, provided it acts in good faith and without fraud, negligence or Default, incur any liability to the relevant Approved Seller for so doing.

        (i)    Termination of Trust Back

               A Trust Back shall terminate when the Trustee ceases to have any right to, or interest in, the Trust Back Assets of that Trust Back.

        (j)    Transfer of Trust Back

               (i) Where the Trustee holds Trust Back Assets as trustee of a Trust (the First Trust), and any of those Trust Back Assets are transferred to another Trust (the Second Trust), then automatically and without any further act or instrument being done or brought into existence:

                      (A) the Trustee, as trustee of the Second Trust, will hold all its right, title and interest in the Trust Back Assets so transferred on bare trust for the relevant Approved Seller in accordance with this clause 12.4; and

                      (B) the Trustee, as trustee of the First Trust, will cease to hold any interest in the Trust Back Assets so transferred on the Trust Back in relation to the First Trust.

               (ii) The Manager will notify each Approved Seller of any transfer by that Trust of any Receivable for which that Approved Seller is the registered mortgagee, except where the relevant transferee is the Trustee in its capacity as trustee of another Trust.

        (k)    Additional financial accommodation

               Notwithstanding any other provision of this Deed but subject to clause 12.8, an Approved Seller may provide further financial accommodation to an Obligor on the security of a Purchased Receivable Security after that Purchased Receivable Security has been assigned in equity to a Trust provided such action does not adversely affect the current ratings (if any) of the relevant Notes. The Definition of Other Secured Liability includes such further financial accommodation (except to the extent that the financial accommodation relates to a Receivable which is an Asset of the relevant Trust at the time the financial accommodation was provided).

        (l)    Caveat

               (i) If the Trustee perfects title to any Receivable Security or a Related Security under this clause 12:

                      (A) the Trustee shall notify the Security Trustee of the Receivable Securities and/or Related Securities which it is actually aware are affected by a Trust Back; and

                      (B) neither the Trustee nor the Security Trustee shall dispose of or create any interest in that Receivable Security or Related Security unless the person receiving that Receivable Security or Related Security or that interest is first notified of the relevant Trust Back.

               (ii) If an Approved Seller reasonably believes that the Trustee or the Security Trustee intends to dispose of or create an interest in a Receivable Security or Related Security which secures an Other Secured Liability of that Approved Seller without notifying the relevant third party acquirer of the relevant Trust Back under



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                      paragraph (i), that Approved Seller may lodge a caveat to
                      protect its interest in the relevant Trust Back Assets.

12.5    Conditions Precedent to Purchase

        (a)    General

               The right of an Approved Seller (other than the Trustee in its capacity as trustee of a Trust) to give a Sale Notice under clause 12.3 shall be subject to the Trustee having received in form and substance satisfactory to the Trustee on or before the date such offer is given:

               (i) (verification certificate) except where the Approved Seller is the Trustee in its capacity as trustee of a Trust, a certificate in relation to the Approved Seller given by an Authorised Signatory of the Approved Seller substantially in the form of Schedule 3 with the attachments referred to and dated as at the date of the Sale Notice;

               ii) (Investment Direction) the Manager having delivered to the Trustee as the case may be:

                      (A) a Note Issue Direction and executed Supplementary Terms Notice under clause 6 in relation to the issue of the relevant Notes; or

                      (B) a Warehouse Trust Direction and Supplementary Terms Notice under clause 11 in relation to a drawing under the relevant Warehouse Facility Agreement; and

               (iii) (other conditions) any other condition precedent specified in the relevant Supplementary Terms Notice.

        (b)    Further conditions precedent

               The rights of an Approved Seller (other than the Trustee in its capacity as trustee of a Trust) to give a Sale Notice shall be subject to the further conditions precedent that on the date of giving a Sale Notice the following statements shall be true (and the Approved Seller, other than the Trustee, shall, by virtue of giving that Sale Notice be deemed to have certified that):

               (i) (representations true) the representations and warranties in clause 12.6 are true as of such day as though they had been made at that date in respect of the facts and circumstances then subsisting;

               (ii) (no default) no Title Perfection Event has occurred and is subsisting or would result from the acceptance of a Sale Notice.

12.6    Representations and warranties of Approved Seller

        Each Approved Seller (other than the Trustee in its capacity as trustee of a Trust) makes the following representations and warranties.

        (a)    (i)    (Status) It is a corporation validly existing under the
                      laws of the place of its incorporation specified in this Deed or the relevant Seller Accession Certificate.

               (ii) (Power) It has the power to enter into and perform its obligations under the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents.

               (iii) (Corporate authorisations) It has taken on a timely basis all necessary corporate action to authorise the entry into, delivery and performance of the Transaction Documents to which it is expressed to be a party and to carry out the transactions contemplated by those documents.



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               (iv)   (Documents binding) Each Transaction Document to which it
                      is expressed to be a party is its legal, valid and binding obligation enforceable in accordance with its terms, except to the extent it is affected by laws relating to liquidation or doctrines of equity.

               (v) (Transactions permitted) The execution and performance by it of the Transaction Documents to which it is expressed to be a party and each transaction contemplated under those documents did not and will not (as applicable) violate in any respect a provision of:

                      (A) a law or treaty or a judgment, ruling, order or decree of a Government Agency binding on it (including, without limitation, the Consumer Credit Legislation);

                      (B)    its constituent documents; or

                      (C) any other document or agreement which is binding on it or its assets,

                      which is material in the context of performing its duties under each Transaction Document to which it is a party;

               (vi) (Authorisations) Each Authorisation which is required in relation to:

                      (A) the execution, delivery and performance by it of Transaction Documents to which it is expressed to be a party and the transactions contemplated by those documents;

                      (B) the legal validity and enforceability of Transaction Documents to which it is expressed to be a party; and

                      (C) the perfection of the interest of the Trustee in the Purchased Receivables and related Receivable Rights (not including such Authorisations, (if any) pertaining solely to acts of the Trustee), has been obtained or effected. Each is in full force and effect. It has complied with each of them. It has paid all applicable fees for each of them.

               (vii) (Supplementary Terms Notice) Any representations and warranties required to be made by the Approved Seller as set out in the relevant Supplementary Terms Notice.

        (b)    Time at which representations and warranties made

               The representations and warranties in clause 12.6(a) are deemed to be made by an Approved Seller, by reference to the facts and circumstances then existing in relation to the relevant Trust, on each of the dates on which a Sale Notice is given and on the Closing Date specified in that Sale Notice (unless otherwise specified in the representation or warranty).

        (c)    Reliance on representations and Warranties

               Each Approved Seller acknowledges that the Trustee may accept an offer in accordance with clause 12.3 and, if an offer is accepted, will pay the Purchase Price in reliance on the representations and warranties in clause 12.6(a).

        (d)    Breach of representations and warranties

               (i)    (Duty to give notice) For the purposes of sub-paragraph
                      (ii) (and without affecting the Trustee's right to damages), if an Approved Seller, the Manager or the Trustee becomes actually aware that a representation or warranty in relation to any Purchased Receivable or other Receivable Rights (other than with respect to any information with respect to the Receivables and related Receivable Rights set forth in the relevant Information



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                      Memorandum or in any written information provided to the
                      potential investors with the consent of the Approved Seller) is incorrect (including relating to whether a Purchased Receivable is an Eligible Receivable) otherwise than as a result of receiving notice from the other, it must notify the other parties and the Designated Rating Agency (if any), within 5 Business Days of it becoming so aware.

               (ii)   (Offer and acceptance)

                      If:

                      (A)    such a representation and warranty is incorrect;

                      (B) the Approved Seller gives or receives a notice under paragraph (d)(i) not later than 10 Business Days before 120 days after the relevant Closing Date; and

                      (C) the Manager does not direct that the Trustee waive that breach, or the Approved Seller does not remedy the breach to the satisfaction of the Manager and the Trustee, within the period of 10 Business Days referred to above, or such longer time as the Manager and the Trustee in their absolute discretion permit, then, without any action being required by either party:

                      (D) the Approved Seller shall be taken to have offered to repurchase the relevant Purchased Receivables and related Receivable Rights:

                             (1)    where it gives a notice under subparagraph
                                    (B) on the date which is the earlier of the date specified in that notice and 10 Business Days after that notice is given; or

                             (2) otherwise, on the date which is 10 Business Days after the notice it receives or should have given (as the case may be) under paragraph (d)(i),

                             (in either case, the Repurchase Date) for an amount equal to its Unpaid Balance;

                      (E) the Trustee, by not waiving the breach or agreeing to a longer time as referred to in paragraph (C) above, shall be taken to have accepted that offer;

                      (F)    the Trustee shall be entitled to:

                             (1) all Collections received in relation to the relevant Purchased Receivable and the related Receivable Rights on and from the Closing Date to (but excluding) the Repurchase Date; and

                             (2) the Unpaid Balance of the relevant Purchased Receivable as at the Repurchase Date; and

                      (G) the Approved Seller shall pay to the Trustee the Unpaid Balance as at the Repurchase Date of that Receivable on or before the Repurchase Date, together with any relevant break costs for which the Approved Seller is liable in relation to the prepayment of any Hedge Agreement for the relevant Trust.

               (iii) (Effect of repurchase) On payment of the amount under paragraph (d)(ii)(G):

                      (A) the Trustee shall cease to have any interest in the relevant Purchased Receivables and related Receivable Rights; and

                      (B) the Approved Seller shall hold both the legal and beneficial interest in those Receivables and
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                             Rights and be entitled to all interest and fees
                             that accrue in respect of them from (and including) the Repurchase Date; and

                      (C) no rights or interest under or in respect of those Receivables or Receivable Rights shall form part of the relevant Trust Back Assets.

               (iv) (Other breach) Except where paragraph (ii) applies, the Trustee's rights in relation to a breach of a representation or warranty shall give rise only to a claim for damages.

               (v) (Limit on damages) Subject to clause 12.12, the maximum amount that an Approved Seller may become obliged to pay to the Trustee in relation to the breach of any representation or warranty relating to a Purchased Receivable, a Purchased Receivable Security or other Receivable Rights is an amount equal to the Unpaid Balance of that Receivable at the time the Approved Seller pays the damages.

               (vi) (Conditions precedent to damages) No Approved Seller shall be obliged to pay any damages for a breach of representation or warranty under any Transaction Document, or any indemnity in relation to such breach, unless:

                      (A) the Trustee first establishes that there has been a breach that has caused loss;

                      (B) the damages or indemnity claimed represent no more than the loss incurred as a result of the breach;

                      (C) the Trustee first gives the Approved Seller a written notice specifying:

                             (1)    the quantum of the claim; and

                             (2)    the basis of the claim.

               (vii) (Payment) Where an Approved Seller is liable to pay damages under this clause, it shall make such payment within 14 Business Days of receipt by the Approved Seller of a notice that complies with paragraph (vi).

12.7    Undertakings

        (a)    Approved Seller Undertakings

               Each Approved Seller undertakes to the Trustee as follows in relation to the relevant Trust and Receivables and related Receivable Rights:

               (i) (comply with Supplementary Terms Notice) it will comply with its obligations under the relevant Supplementary Terms Notice; and

               (ii) (comply with other Transaction Documents) it will comply with its obligations under any other Transaction Document to which it is a party.

        (b)    Term of Undertaking

               Each undertaking in this clause continues from the date of this Deed until the date following the Sale Termination Date when the Trustee ceases to have any interest in the Purchased Receivables or related Receivable Rights or until the Trustee's interest in the Purchased Receivables or related Receivable Rights is perfected.

12.8    Priority

        (a)    Priority

               Notwithstanding:



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               (i)    anything contained in any Purchased Receivables or the
                      related Receivable Rights (including any Related Securities);

               (ii)   the terms of a Receivable or any Other Secured Liability;

               (iii) the respective dates on which anything is done or omitted to be done under or in relation to a Receivable Security or a Related Security or the moneys secured by that Receivable Security or that Related Security; or

               (iv)   any rule of law or equity to the contrary,

               all moneys received by an Approved Seller, a Servicer, the Manager or the Trustee or any receiver, receiver and manager or attorney under or in relation to a Purchased Receivable, a Purchased Receivable Security, any relevant Related Security or any Other Secured Liability as the result of the enforcement of a Purchased Receivable or a Purchased Receivable Security or such Related Security shall be applied in the following order of priority:

                      (A) First, subject to paragraph (b):

                             (1) all costs, charges and expenses of the relevant mortgagee or any receiver, receiver and manager or attorney incurred in or incidental to the exercise or performance or attempted exercise or performance of any right, power or remedy in relation to the Receivable Security or Related Security;

                             (2) all outgoings in relation to the Receivable Security which the mortgagee or any receiver, receiver and manager or attorney thinks fit to pay; and

                             (3) the remuneration of any receiver or receiver and manager.

                      (B) Second, in satisfaction of all amounts (actual and contingent) owing under the Receivable or any other Receivable Rights secured by that Purchased Receivable Security or Related Security.

                      (C) Third, the Other Secured Liability for all moneys now or in the future secured by the Purchased Receivable Security or Related Security that relate to that Other Secured Liability.

        (b)    Enforcement Expenses

               (i) Where, and to the extent that, the costs, charges, expenses, outgoings and remuneration referred to in sub-paragraphs (A)(1)-(3) of paragraph (a) (Enforcement Expenses) are covered by a Mortgage Insurance Policy, they shall be treated as a first priority payment under sub-paragraph (a)(A).

               (ii) Where, and to the extent that, the Enforcement Expenses are not covered by a Mortgage Insurance Policy, then subject to the terms of the relevant Purchased Receivable, Purchased Receivable Security or Related Security:

                      (A) if they arise because the enforcement arose from default under an Other Secured Liability, they shall be treated as a third priority payment under sub-paragraph (a)(C); and

                      (B) otherwise, they shall be treated as a first priority payment under sub-paragraph (a)(A).

        (c)    Continuing balance

               This clause 12.8 applies to a continuing balance and any present or future moneys secured by a Receivable Security or Related Security



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               notwithstanding any subsequent repayment, advance or provision of accommodation or other increase or decrease in the amount secured.

12.9    Title perfection event; termination; repurchase

        (a)    Title Perfection Event

               Unless otherwise provided in the relevant Supplementary Terms Notice, each of the following is a Title Perfection Event in relation to a Portfolio of Receivables, the related Receivable Rights and the relevant Approved Seller:

               (i) (downgrade) where the Portfolio of Receivables is held subject to a Rated Trust the Approved Seller ceases to have a long term credit rating of at least:

                      (A) BBB from S&P (if S&P has rated that Trust or Notes issued by the Trustee in its capacity as trustee of that Trust);

                      (B) Baa2 from Moody's (if Moody's has rated that Trust or Notes issued by the Trustee in its capacity as trustee of that Trust);

                      (C) BBB from Fitch IBCA (if Fitch IBCA has rated that Trust or Notes issued by the Trustee in its capacity as trustee of that Trust);

                      (D) its equivalent from any other Designated Rating Agency which has rated that Trust or Notes issued by the Trustee in its capacity as trustee of that Trust; or

               (ii) (Insolvency Event) an Insolvency Event occurs with respect to the Approved Seller.

(b) Remedies

               (i) Following the occurrence of a Title Perfection Event, the Trustee (at the direction of the Manager) and the Manager must (with the assistance of the Servicer) take all reasonable steps to perfect the Trustee's title in and to the relevant Purchased Receivables and related Receivable Rights, including:

                      (A) complete, execute and register on behalf of the Approved Seller any relevant Transfer of Receivable Security;

                      (B) give notice of any sale of the relevant Receivable Rights under any relevant Future Agreement to the relevant Obligors;

                      (C) give notice of the perfection of its title in the Purchased Receivables and related Receivable Rights to any other interested person, including the insurers under the relevant Mortgage Insurance Policies;

                      (D) do anything else reasonably necessary to perfect its interest in the relevant Purchased Receivables and related Receivable Rights, including registering Transfers of Receivable Securities or caveats; and/or

                      (E) require the then existing payment instructions of each Obligor to be amended as so specified by the Trustee and the Manager.

                      Except as otherwise provided in the relevant Servicing Agreement, the Trustee shall not take any such action until the occurrence of a Title Perfection Event and until directed to do so by the Manager.

               (ii) The relevant Approved Seller agrees that on being directed to do so by the Trustee following a Title Perfection Event, it will promptly (and in any event within 10 Business Days or such



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                      longer period as the Trustee permits) take all action to
                      perfect the Trustee's legal title to the Purchased Receivables and the related Receivable Rights by:

                      (A) giving written notice of the Trustee's interest to any Obligor;

                      (B) registering any relevant Transfer of Receivable Security;

                      (C) aking any other action required or permitted by law or required by the Trustee and permitted by law to perfect such legal title; and

                      (D) delivering all Relevant Documents relating to the relevant Portfolio of Receivables and Receivable Rights to the Trustee.

        (c)    First Right of Refusal

               (i) As soon as practical after the Termination Date of the Trust, the Manager directs the Trustee to offer (by written notice to the Approved Seller) irrevocably to extinguish in favour of the Approved Seller, or if the Trustee has perfected its title, to assign to the Approved Seller, its entire right, title and interest in and to the Purchased Receivables, and related Receivable Rights (if any) in consideration of the payment to the Trustee by the Approved Seller in relation to the Trust of:

                      (A) in the case of performing Purchased Receivables, the Unpaid Balance of the relevant Purchased Receivables; and

                      (B) in the case of non-performing Purchased Receivables, their Fair Market Value.

                      In each case, the Servicer, in consultation with the Trustee, is to determine whether a Receivable is performing or non-performing.

               (ii) The Approved Seller cannot accept the offer if the Fair Market Value of relevant Purchased Receivables is less than the Unpaid Balance without the approval of an Extraordinary Resolution. Any purported acceptance without that approval will be ineffective.

               (iii) During the 180 day period after the Termination Date of a Trust, the Trustee must not, and the Manager must not direct the Trustee, sell any Receivables and the related Receivable Rights for an amount less than:

                      (A) in the case of performing Receivables, their Unpaid Balance; or

                      (B) in the case of non-performing Receivables, their Fair Market Value.

               (iv) The Approved Seller may accept or reject that offer in its discretion.

               (v) The Trustee will not sell or deal with the relevant Purchased Receivables and related Receivable Rights except in accordance with paragraph (c)(i) unless the Approved Seller has failed to accept the offer referred to in paragraph (c)(i) within 180 days after the occurrence of the Termination Date of the Trust by paying to the Trustee, within 180 days after the occurrence of the Termination Date of the Trust, the purchase price referred to in paragraph (c)(i) for all of those Purchased Receivables and related Receivable Rights.

        (d)    Clean Up Offer



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               (i)    A Supplementary Terms Notice for a Trust may provide that
                      the Manager may, in certain circumstances, direct a Warehouse Trust to purchase Receivables or Receivable Securities held by another Trust at a particular time. The parties will comply with that Supplementary Terms Notice.

               (ii) Unless otherwise provided in that Supplementary Terms Notice, the consideration for the purchase in sub-paragraph (i) will be:

                      (A) in the case of performing Purchased Receivables, the Unpaid Balance of the relevant Purchased Receivables; and

                      (B) in the case of non-performing Receivables, their Fair Market Value.

                      In each case, the Servicer is to determine whether a Receivable is performing or non-performing.

        (e)    Costs of Repurchase; Indemnity

               (i) The Approved Seller shall pay all costs and expenses (including stamp duty) relating to the repurchase or extinguishment of its relevant Purchased Receivables and related Receivable Rights under clauses 12.6(d) and 12.9(c).

               (ii) Without limiting any indemnity to which the Trustee is otherwise entitled, each Approved Seller unconditionally and irrevocably indemnifies the Trustee against any claim, liability, loss, cost, damage or expense suffered or incurred by the Trustee as a result of a Title Perfection Event relating to that Approved Seller. That Approved Seller must pay or reimburse the Trustee on demand for all amounts (including all reasonable expenses, including but not limited to stamp duties and taxes), payable in connection with such indemnity.

12.10   Subsequent adjustment

        (a) Where Receivables in a Portfolio of Receivables have been acquired from an Approved Seller:

               (i) (interest) where so specified in the relevant Supplementary Terms Notice or Sale Notice, the Manager shall direct the Trustee after a Note Issue Date for a Trust to debit any interest or fees received by the Trustee in respect of a Receivable referred to in the corresponding Note Issue Direction, with an amount that represents accrued but unpaid interest on the Receivable up to the date specified for that purpose in the Supplementary Terms Notice, and to credit that amount to the relevant Approved Seller;

               (ii) (repaid principal) where so specified in the relevant Supplementary Terms Notice or Sale Notice, after the Note Issue Date the relevant Approved Seller will as soon as possible (but by close of business on the first Determination Date) pay to the Trustee, as an adjustment to the amount paid by the Trustee under clause 6.7(e), an amount equal to the amount of any principal received by the Approved Seller on or after the date specified for that purpose in the Sale Notice in respect of any Receivables referred to in the corresponding Note Issue Direction;

        (b) (other costs) subject to clause 12.10(a), the Manager may in its absolute discretion direct the Trustee on or at any time after a
               Note Issue Date for a Trust to debit or credit the corresponding Trust with such other amounts that the Manager believes are appropriate so that the Approved Seller has the benefit of any receipts, and bears the cost of any outgoings, in respect of each Receivable referred to in the corresponding Note Issue



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               Direction (and any corresponding Receivables, Receivable
               Security, Related Securities and Support Facilities) up to (but not including) the Note Issue Date and so that the relevant Trust has the benefit of such receipts, and bears such costs, from (and including) the Note Issue Date; and

        (c) (Trustee to act in accordance with direction) the Trustee or the Approved Seller (as the case may be) shall act in accordance with, and may rely on, a direction of the Manager in accordance with this clause 12.10.

12.11   Substitution of security

        If:

        (a) an Obligor under a Purchased Receivable is, in accordance with the relevant Approved Seller's ordinary course of business, entitled to replace the related Receivable Security, or a Security Interest which is a Related Security, with another security securing the same Receivable;

        (b) the representations and warranties of the Approved Seller in clause 12.6(a) and in the relevant Supplementary Terms Notice would be true and correct in relation to the Receivable and the new Security Interest at the time of substitution as if it was specified as a Purchased Receivable in the Sale Notice; and

        (c) without limitation, in relation to Land, the new security would be subject to a Mortgage Insurance Policy under which the Trustee would be the insured;

        then:

               (i) the Approved Seller may discharge the related Receivable Security, or the relevant Related Security, on the giving of the new security;

               (ii) the new security shall be taken to be a Purchased Receivable Security or a Related Security in relation to the relevant Trust, as the case may be, for the purposes of each Transaction Document and it and the related Receivable Rights shall be Assets of the relevant Trust; and

               (iii) the Approved Seller shall do anything else reasonably necessary to assure to the Trustee its interest in that new security.

12.12   Indemnification

               (i) Without limiting any other rights which the Trustee may have under any Transaction Document or under applicable law, each Approved Seller agrees to indemnify the Trustee from and against any and all damages, losses, claims, liabilities and related costs and expenses including legal costs and expenses on a full indemnity basis the Trustee may sustain or incur as a direct or indirect consequence of:

                      (A) the breach of any representation or warranty or undertaking made by that Approved Seller under or in connection with any Transaction Document, or any other information or report delivered by that Approved Seller under any Transaction Document, being false or incorrect in any respect when made or deemed made or delivered or such information or report being misleading or deceptive;

                      (B) the failure by that Approved Seller (whether before or after the relevant Closing Date) to comply with any applicable law, rule or regulation including, without limitation, the Consumer Credit Legislation with respect to any Receivable or Receivable Security or Receivable Right, including the nonconformity of any Receivable or Receivable Security or Receivable Right with any such applicable law, rule or regulation;



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                      (C)    any dispute, claim or defence of the Obligor to the
                             payment of any Purchased Receivable or Purchased Receivable Security or Receivable Rights which results from a breach by the Approved Seller under any Transaction Document;

                      (D) a material breach by that Approved Seller of any of its obligations or duties under or in connection with any Transaction Document; and

                      (E) any offset of the Obligor to the payment of that Purchased Receivable or Purchased Receivable Security or Receivable Rights, the entitlement to which arises:

                             (1)    Purchased Receivables or Purchased
                                    Receivable Security or Receivable Rights to the Trustee; or

                             (2) after that date, if the offset is exercised by the Obligor against the Approved Seller with respect to rights and obligations as between the Obligor and the Approved Seller.

                      To the extent that the matters referred to in paragraph
                      (i) are covered by clause 12.6(d), clause 12.6(d) shall apply. If the Trustee recovers from an Obligor any amount for which it has been indemnified under sub-paragraphs (C) or (E), the Trustee shall promptly pay to the Approved Seller an amount equal to that recovery.

               (ii) Except where clause 12.6(d) applies, an Approved Seller shall not be obliged to pay any indemnity for a breach of representation or warranty under any Transaction Document, unless:

                      (A) the Trustee first establishes that there has been a breach that has caused loss;

                      (B) the indemnity claimed represents no more than the loss incurred as a result of the breach; and

                      (C) the Trustee first gives the Approved Seller a written notice specifying:

                             (1)    the quantum of the claim; and

                             (2)    the basis ofthe claim.

               (iii) (Payment) Where an Approved Seller is liable to pay an amount under paragraph (i), it shall make such payment within 5 Business Days of receipt by the Approved Seller of a notice that complies with paragraph (ii). All other amounts due from the Approved Seller under this clause shall be paid promptly within 5 Business Days after the Approved Seller has been notified thereof.

12.13   Power of Attorney

        (a) The Trustee shall ensure that each power of attorney given by an Approved Seller to the Trustee under or in relation to this Deed shall be exercised only strictly in accordance with its terms.

        (b)    The Trustee shall:

               (i) register each such power of attorney with the land titles office of each relevant jurisdiction; and

               (ii)   keep each such power of attorney in a secure place.


13.     Acquisition from warehouse trust by another trust
--------------------------------------------------------------------------------

13.1    Direction

        (a)    Where:



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               (i)    a Note Issue Direction directs that the Trustee issues
                      Notes; or

               (ii) a Warehouse Trust Direction directs that the Trustee draws any amount under the relevant Warehouse Facility Agreement,

               to fund the acquisition of Receivables by a Trust from a Warehouse Trust, and the Trustee implements that direction, the Trustee shall use the proceeds of the relevant issue of Notes or drawing under the Warehouse Facility Agreement (as the case may be) for the purpose of that acquisition.

        (b) The Trustee has power, as the trustee of a Warehouse Trust, to dispose of Receivables to another Trust in accordance with Supplementary Terms Notices relating to that Warehouse Trust and that other Trust, and subject to other relevant Transaction Documents.

13.2    Implementation of acquisition

        An acquisition of Receivables contemplated by clause 13.1 shall take effect in accordance with clause 11.7.

13.3    Survival of rights and remedies

        Where there exists any right or obligation of the Trustee in relation to Receivables to be acquired from a Warehouse Trust, including any:

        (a)    Trust Back in relation to the Receivables;

        (b)    Approved Seller repurchase obligation under clause 12.6(d);

        (c) Approved Seller representations or undertakings under clause 12.6(a); or

        (d) limitation as to priority of payments on enforcement of the Receivables,

        the Trustee (in its capacity as Trustee of the Trust acquiring the Receivables (the New Trust)), will acquire those Receivables with the benefit of those rights and subject to those obligations.

        Where any rights or obligations of the Trustee in relation to the Receivables cannot be transferred to the Trustee in its capacity as trustee of the New Trust, clauses 11.7(d), 11.7(e) and 11.7(g) will apply.

13.4    Acknowledgement by Approved Seller

        Each Approved Seller which disposes of Receivables to a Warehouse Trust acknowledges and agrees that those Receivables acquired from it by the Trustee in its capacity as trustee of a Warehouse Trust may be disposed of by the Trustee to another Trust.


PART F. MANAGER


14.     The manager
--------------------------------------------------------------------------------

14.1    Appointment of Manager

        (a) The Manager is appointed, and agrees to act, as the manager of the Trusts on and subject to the terms of this Deed and any relevant Supplementary Terms Notice.

        (b)    Except as provided in clause 14.17 and clause 16.3:

               (i) the Manager will be an independent contractor and not an agent of the Trustee;

               (ii) the Manager will not represent or hold itself out to any person to be an agent of the Trustee; and

               (iii) the Trustee will not be responsible for the acts, omissions or defaults of the Manager.



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14.2    Complete powers of management

        Subject to the Transaction Documents, the Manager shall carry out and perform the duties and obligations on its part contained in this Deed and shall have full and complete powers of management of the Trusts, including:

        (a) (Assets and liabilities) the administration and servicing of the Assets (which are not serviced by a Servicer), Borrowings and other liabilities of the Trusts (including concluding the commercial terms of the Borrowings and the Hedge Agreements to be entered into by the Trustee); and

        (b) (day to day operation) the conduct of the day to day operation of the Trusts.

14.3    Note issuance

        The Manager has the following additional express powers which may be exercised only in accordance with the relevant Transaction Documents:

        (a) to negotiate with any Lead Manager and any Note Manager in relation to the issue of relevant Notes;

        (b) to invite bids from any Lead Manager or Note Manager for relevant Notes on behalf of the Trustee; and

        (c)    to accept any such bid on behalf of the Trustee.

14.4    Manager to act in interests of Beneficiary and Noteholders

        The Manager shall, in respect of each Trust, act in the interests of the Beneficiary and the Noteholders in relation to that Trust on, and subject to, the terms and conditions of this Deed. In the event of any conflict of interests, the interests of the Noteholders will prevail.

14.5    Manager to assist Trustee

        The Manager shall take such action as is consistent with its powers under this Deed to assist the Trustee to perform its obligations under this Deed.

14.6    Manager's power to delegate

        The Manager may in carrying out and performing its duties and obligations contained in this Deed:

        (a) (delegate to employees) delegate to any of the Manager's officers and employees all acts, matters and things (whether or not requiring or involving the Manager's judgment or discretion);

        (b) (appoint attorneys and agents) appoint any person to be its attorney, agent, delegate or sub-contractor for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Manager) as the Manager thinks fit including:

               (i) power for the attorney, agent, delegate or sub-contractor to sub-delegate any such powers, authorities or discretions;

               (ii) power to authorise the issue in the name of the Manager of documents bearing facsimile signatures of the Manager or of the attorney, agent, delegate or sub-contractor (either with or without proper manuscript signatures of its officers); and

               (iii) such provisions for the protection and convenience of those dealing with any such attorney, agent, delegate, sub-contractor or sub-delegate as they may think fit; and

        (c) (remove agents and delegates) supersede or suspend any such agent, delegate, sub-contractor or sub-delegate for such cause or reason as the Manager may in its sole discretion think sufficient with or without assigning any cause or reason and either absolutely or for such time as it may think proper,



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        but despite any delegation or appointment under the above paragraphs of this clause, the Manager shall remain liable for the acts or omissions of any such officer, employee, attorney, delegate, agent, sub-delegate, sub-contractor or sub-agent and shall be solely responsible for the fees and expenses of such officer, employee, attorney, agent, delegate, sub-delegate, sub-contractor or sub-agent.

14.7    Manager's power to appoint advisers

        The Manager may appoint and engage any valuers, solicitors, barristers, accountants, surveyors, property managers, real estate agents, contractors, qualified advisers and such other persons as may be necessary, usual or desirable for the purpose of enabling the Manager to properly exercise its powers and perform its obligations under this Deed and all proper fees, charges and moneys payable to any such persons and all disbursements, expenses, duties and outgoings properly chargeable to them shall constitute Expenses of the Trust to which they relate.

14.8    Manager's books available to Trustee

        The Manager will, in relation to each Trust:

        (a) (keep proper records) keep proper books and records for the Trust separate from any other books or records;

               (i) (produce books) during normal business hours on reasonable notice make available to the Trustee or the Auditor for inspection all of the books and records of the Trust maintained by the Manager; and

               (ii) (provide information) give to the Trustee or the Auditor such written or oral information as the Trustee or the Auditor reasonably requires with respect to all matters in possession of the Manager relating to the Trust.

14.9    Manager will account to Trustee for moneys received

        (a) The Manager will pay to the Trustee or to an account of the Trustee, within one Business Day of receipt, all moneys coming into its hands belonging to the Trusts or payable to the Trusts.

        (b) The Manager will keep any Assets which it may come to hold from time to time separate from any other property belonging to or entrusted to or held by the Manager.

14.10   Manager to report Pool Data on Reuters

        The Manager may, if so specified in a Supplementary Terms Notice for a Trust, prepare and arrange for the publication by Reuters (or another customary electronic medium) of summary pool performance data for that Trust in a format similar to that used by other mortgage-backed securities or asset-backed securities (as the case may be) in the relevant market for the Notes.

14.11   Manager to prepare notices etc.

        The Manager shall prepare or cause to be prepared all notices and statements which the Trustee is required to serve or give under any of the provisions of this Deed or any other Transaction Document and shall produce such notices and statements (as the case may be) to the Trustee at least one Business Day (or any other period as the Trustee and the Manager agree) before the day on which the notice or statement is required to be served or given.

14.12   Prior approval of circulars

        (a) Except as otherwise agreed by the Trustee and the Manager, where the Manager has prepared any:

               (i)    Information Memorandum; or



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               (ii)   circular, offer letter, notice, report or the like to
                      Noteholders, or prospective Noteholders (a Publication) for a Trust,

               the Manager shall submit the Information Memorandum or Publication to the Trustee for the Trustee's approval (in the case of any document required by law to be the responsibility of the Trustee) or information (in any other case) prior to the issue of the document (unless otherwise waived by the Trustee).

        (b) Where the Manager has prepared any Information Memorandum or Publication which names, or purports to be issued by or on behalf of, a Servicer or an Approved Seller, the Manager shall submit the Information Memorandum or Publication to the Servicer or Approved Seller (as the case may be) for its consent (not to be unreasonably withheld) prior to the issue of the document (unless the Servicer or Approved Seller otherwise agrees).

14.13   Taxes

        The Manager directs the Trustee to make all payments (as and when they fall due) out of a Trust to any duly empowered Government Agency of any Australian Jurisdiction or any other jurisdiction for Taxes levied on that Trust or on the Trustee in its capacity as trustee of that Trust.

14.14   Acquisition or disposal of Assets

        Subject to this Deed, the Manager shall ensure that all steps which it thinks are desirable are taken in connection with the investigation or negotiation for the acquisition or disposal of Assets.

14.15   Monitor support facilities

        The Manager shall monitor all Support Facilities in respect of a Trust and shall properly perform the functions which are necessary for it to perform under those Support Facilities.

14.16   Make calculations, co-ordinate and provide reports

        The Manager shall:

        (a)    calculate all payments due on any relevant Payment Date;

        (b) co-ordinate the issue of relevant Notes and the raising of funds from those issues, or from any Support Facility; and

        (c) as and when required by any Supplementary Terms Notice or other Transaction Document prepare and distribute the Manager's Report for each Trust to the Trustee and each Rating Agency,

        and provide all directions to the Trustee as may be required for the Trustee to comply with its obligations under the Transaction Documents.

14.17   Manager cannot bind Trustee unless authorised

        The Manager acknowledges that in exercising its powers, authorities and discretions vested in it and carrying out and performing its duties and obligations in relation to any Trust or any Asset, whether under any Transaction Document or any other deed, agreement or other arrangement, neither it nor its delegate has any power to bind the Trustee, otherwise than as expressly provided in any Transaction Document or such other deed, agreement or other arrangement.

14.18   Manager must perform obligations under other Transaction Documents

        The Manager shall properly perform the functions which are necessary for it to perform under the other Transaction Documents to which it is a party.

14.19   Manager to provide personnel and systems

        The Manager shall at its own expense, procure sufficient trained and experienced personnel, equipment and systems to enable it to carry out its obligations under



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        this Deed and shall at all times maintain complete and accurate records, books of account and an adequate system of audit and internal controls so as to perform its obligations under this Deed.

14.20   Additional covenants by Manager

        The Manager shall:

        (a) (act honestly) act honestly and in good faith and comply with all relevant material laws in the performance of its duties and in the exercise of its discretions under this Deed;

        (b) (prudently) manage each Trust exercising the degree of diligence and care reasonably expected of an appropriately qualified manager acting prudently, having regard to the interests of the Beneficiaries, the Noteholders and the other Creditors in accordance with its obligations under the relevant Transaction Documents;

        (c) (conduct its business properly) use reasonable endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner;

        (d) (do all things necessary to perform obligations) do everything and take all such actions which are necessary (including obtaining all such Authorisations as are appropriate for the Trust, but not any Authorisation in relation to the Trustee in its capacity as trustee of the Trust which the Trustee itself is required or solely capable of obtaining) to ensure that it and the Trustee are able to exercise all their respective powers and remedies and perform all their respective obligations under this Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Manager or the Trustee, as the case may be, under this Deed or any other Transaction Document;

        (e) (details to Trustee) use all reasonable endeavours to make available or to ensure that there is made available to the Trustee the details the Trustee reasonably requires with respect to all matters relating to the Trust;

        (f) notify defaults) promptly, on an officer of the Manager who has responsibility for the transactions contemplated by the Transaction Documents for a Trust becoming actually aware, notify the Trustee and each applicable Designated Rating Agency of any Manager's Default, Title Perfection Event, Trustee's Default, Servicer Transfer Event or any Material Adverse Effect relating to that Trust and at the same time or as soon as possible afterwards provide details of that default or effect;

        (g) (not merge) not merge or consolidate into another entity unless the surviving entity assumes the obligations of the Manager under the Transaction Documents;

        (h) (Support Facilities) perform all obligations within its power to ensure that all Support Facilities for each Trust are maintained and available to the Trustee; and

        (i) (Ratings) not take any action or omit to take any action knowing that it could have an adverse affect on the ratings (if any) of the Notes.

14.21   Benefit of Managers' Covenants

        The covenants, undertakings and acknowledgements of the Manager in this clause 14 are given or made for the benefit of the Trustee, each Servicer, the Beneficiaries, the Noteholders and other Creditors jointly and severally.

15.     Manager's fee
--------------------------------------------------------------------------------

        In consideration of the Manager performing its function and duties under this Deed, it shall be entitled to be paid from each Trust a fee in the amount and at the times set out in the corresponding Supplementary Terms Notice.



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16.     Retirement, removal and replacement of manager
--------------------------------------------------------------------------------

16.1    Retirement on Manager's Default

        The Manager shall retire from the management of the Trusts if and when directed to do so by the Trustee in writing (which direction must be copied to each Servicer and, if any of the Trusts are Rated Trusts, the Designated Rating Agency). A direction may only be given following a Manager's Default which may include any one or more of the following events:

        (a) (Collections and distributions) The Manager fails to make any payment required from it within the time period specified in a Transaction Document, and that failure is not remedied within 10 Business Days of receipt from the Trustee of notice of that failure.

        (b) (Insolvency Event) An Insolvency Event has occurred and is continuing in relation to the Manager.

        (c)    (Breach by the Manager)

               (i) The Manager breaches any obligation or duty imposed on the Manager under this Deed, any other Transaction Document or any other deed, agreement or arrangement entered into by the Manager under this Deed in relation to the Trust;

               (ii) the Trustee, acting on appropriate expert advice, reasonably believes that breach has a Material Adverse Effect; and

               (iii) the Manager fails after 30 days' notice from the Trustee (which notice specifies the breach with reasonable particularity and requires rectification) to remedy that breach, if capable of remedy, or pay compensation to the Trustee for its loss from such breach, except, in each case, where the Manager has relied on information provided, or other action taken, by a Servicer or has not received information from the Servicer which the Manager requires to comply with the obligation or duty and the Servicer's action or inaction as the case may be, is not due to the Manager's fraud, negligence or wilful default.

        (d) (Misrepresentation) A representation, warranty or statement by or on behalf of the Manager in a Transaction Document or a document provided under or in connection with a Transaction Document, is not true in a material respect or is misleading or deceptive when repeated and, if capable of remedy, is not remedied to the Trustee's reasonable satisfaction within 90 days after notice from the Trustee, acting on appropriate expert advice, where (as determined by the Trustee) it has a Material Adverse Effect.

        The costs of removal of a Manager in default shall be borne by the Manager. The Manager indemnifies the Trustee and each Trust for those costs.

16.2    Trustee may remove recalcitrant Manager

        In default of the Manager retiring in accordance with clause 16.1 within 30 days of being directed by the Trustee in writing so to do, the Trustee must by deed poll executed by the Trustee remove the Manager from the management of the Trusts except that:

        (a) until a replacement Manager is appointed under clause 16.3, the Manager must continue as Manager; and

        (b) if a replacement Manager is not appointed under clause 16.3 within 120 days of the Trustee electing to appoint a new Manager, the Trustee will be the new Manager.

16.3    Trustee appoints replacement Manager

        On the retirement or removal of the Manager, the Trustee shall be entitled to appoint some other corporation to be the Manager of the Trusts provided that



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        appointment will not have an adverse affect on the ratings (if any) of the Notes. Until that appointment is complete the Trustee may and, if required under clause 16.2(b) shall, subject to this Deed and to any approval required by law, act as Manager and will be entitled to the Manager's Fee for the period it acts as Manager. A new Manager shall not be appointed in relation to a Rated Trust without prior notice being given by the Trustee to the Designated Rating Agency.

16.4    Voluntary retirement

        The Manager may, subject to clause 16.5, resign on giving to the Trustee (with a copy to the Designated Rating Agency) and the Note Trustee not less than 120 days' notice in writing (or such other period as the Manager and the Trustee may agree) of its intention to do so.

16.5    No resignation by Manager unless successor appointed

        The Manager must not, subject to clause 16.6, resign under clause 16.4 unless:

        (a)    either:

               (i) it procures that, before the date on which that termination becomes effective, another person, reasonably acceptable to the Trustee assumes all of the obligations of the Manager under the Transaction Documents as its successor, and executes such documents as the Trustee requires to become bound by this Deed and the relevant Supplementary Terms Notices, with effect from that date, as if it had originally been a party to this Deed and the relevant Supplementary Terms Notice as the Manager; or

               (ii) the Trustee elects not to appoint a successor Manager, and to perform itself the obligations and functions which the Transaction Documents contemplate being performed by the Manager;

        (b) the appointment of the successor Manager, or (as the case may be) the election of the Trustee, will not materially prejudice the interests of Noteholders; and

        (c) in the case of the appointment of a successor Manager pursuant to paragraph (a), the appointment is approved by, and reasonably acceptable to, the Trustee.

16.6    Trustee to act as Manager if no successor appointed

        If at the end of the period of notice specified in a notice given under clause 16.4, no successor Manager has been appointed, as contemplated by clause 16.5(a)(i):

        (a) the Trustee must itself perform the obligations and functions which this Deed contemplates being performed by the Manager and shall receive the Manager's fee, until a successor Manager is appointed in accordance with this Deed; and

        (b)    the resignation of the Manager will become effective.

16.7    Release of outgoing Manager

        On retirement or removal and provided there has been payment to the Trustee of all sums due to it by the outgoing Manager under this Deed at that date, the outgoing Manager shall be released from all further obligations under this Deed but no release under this clause 16.7 shall extend to any existing or antecedent breach of contract on the part of the outgoing Manager or its officers, employees, attorneys, agents or delegates, sub-delegates, or sub-agents.

16.8    New Manager to execute deed

        (a) A new Manager shall execute a deed in such form as the Trustee may require under which the new Manager undertakes to the Trustee, the Beneficiaries, the Noteholders and the other Creditors jointly and



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               severally to be bound by all the covenants on the part of the
               Manager under the Transaction Documents from the date of execution of the new deed on the same terms contained in the Transaction Documents.

        (b) On and from the date of execution of the new deed, the new Manager shall and may afterwards exercise all the powers, enjoy all the rights and shall be subject to all the duties and obligations of the Manager under the Transaction Documents as fully as though the new Manager had been originally named as a party to the Transaction Documents.

16.9    Settlement and discharge

        Subject to clause 16.7, the Trustee shall settle with the outgoing Manager the amount of any sums payable by the outgoing Manager to the Trustee or by the Trustee to the outgoing Manager and shall give to or accept from the outgoing Manager a discharge in respect of those sums which shall be conclusive and binding as between the Trustee, the outgoing Manager, the new Manager, the Beneficiaries, the Noteholders and the other Creditors.

16.10   Delivery of books, documents, etc

        (a) On the retirement or removal of the Manager in accordance with the provisions of this clause 16 the outgoing Manager shall immediately deliver to the new Manager appointed in respect of any Trust (or the Trustee if it is acting as Manager) the Data Base and all other books, documents, records and property relating to the Trusts and any other information relating to a Trust or the outgoing Manager as the Trustee or new Manager may reasonably request. The reasonable costs and expenses of this incurred by the new Manager (but not the outgoing Manager) are to be paid out of the relevant Trust.

        (b) The outgoing Manager shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Trustee and the new Manager shall produce the originals of such books, documents and records in its possession on the giving of reasonable written notice by the outgoing Manager.

16.11   Notice to Noteholders of new Manager

        As soon as practicable after the appointment of a new Manager under this clause 17, the new Manager shall notify the Noteholders of its appointment.

16.12   Waiver of Manager's Defaults

        Subject to first giving notice to the Designated Rating Agency, the Trustee may waive any Manager's Default or any other default by the Manager under a Transaction Document, provided such waiver does not have an adverse effect on the ratings (if any) of the Notes. On any such waiver, the default shall cease to exist, and that Manager's Default shall be deemed to have been remedied for every purpose of this Deed. No such waiver shall extend to any subsequent or other default or impair any right consequent on a Manager's Default except to the extent expressly waived.

PART G. TRUSTEE

17.     Trustee's powers
--------------------------------------------------------------------------------

17.1    General power

        Subject to this Deed and the other Transaction Documents but in addition to any rights and powers of trustees arising under any law (which are hereby expressed to apply to the Trustee), the Trustee shall have all the rights, powers and discretions over and in respect of the Assets of the Trusts which it could exercise if it were the absolute and beneficial owner of such Assets, provided that it will take no action without a direction from the Manager, or omit to take any



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        action without a direction from the Manager, that could reasonably be expected to adversely affect the ratings (if any) of the Notes.

17.2    Specific powers

        Without in any way affecting the generality of the above or the other provisions of this Deed, but subject to the Trustee's obligations under this Deed and the other Transaction Documents, the Trustee shall have the following powers (which shall be construed as separate and independent powers of the Trustee):

        (a) (enter into Receivable Securities) to enter into, provide, purchase, acquire, dispose of and sell:

               (i)    Loans on the security of Mortgages and Related Securities;
                      and

               (ii) other Receivables (where relevant, on the security of Receivable Securities and Related Securities);

        (b) (deal in other Authorised Investments) to make, purchase, acquire or dispose of any other Authorised Investment for cash or on terms;

        (c) (fees and Expenses) to pay all fees payable under this Deed and the Transaction Documents and all Expenses which were properly incurred in respect of a Trust;

        (d) (advisers) to engage, and to incur reasonable expenses in relation to, any valuers, solicitors, barristers, accountants, surveyors, property advisers, real estate agents, contractors, qualified advisers, and such other persons as may be necessary, usual or desirable for the purpose of enabling the Trustee to be fully and properly advised and informed in order that it may properly exercise its powers and perform its obligations under this Deed;

        (e) (execute proxies, etc) to execute all such proxies and other instruments as may be necessary or desirable to enable the Trustee, or any officer, delegate or agent of the Trustee (appointed in accordance with this Deed) to exercise any power, discretion or right of the Trustee as the Trustee shall in its absolute discretion see fit;

        (f) (dealings over mortgaged Land) to consent to any mortgage, lease and/or sub-lease of or dealing with the property (including Land) over which a Receivable Security is held provided that, in the case of any such mortgage, the Receivable Security held by the relevant Trust will rank in priority to any dealing for which consent is sought;

        (g) (discharge Receivables) subject to this Deed and the other relevant Transaction Documents, to grant any form of discharge or release or partial discharge or release of any Receivable, Receivable Security or Related Security where to do so is in the opinion of the Trustee not prejudicial to the relevant Trust (and, without limitation, will not have the effect of removing a Receivable from the coverage of any Support Facility prior to the receipt of all moneys owing or which may become owing under the Receivable) and to execute all deeds or other documents as shall be necessary or incidental to such a discharge or release and to deal with certificates of title or other indicia of title as the Trustee sees fit;

        (h) (powers of holder of Receivable Security) subject to this Deed and the other relevant Transaction Documents, to exercise any power of sale arising on default under any Receivable, Receivable Security or Related Securities or any other right or remedy accruing in respect of any Trust in relation to any Asset, Support Facility or other Transaction Document and to exercise all customary powers, authorities and discretions following on the exercise of that power, right or remedy where the Trustee considers it is in the interests of the relevant Trust;

        (i) (proceedings) to institute, prosecute, defend, settle and compromise legal or administrative proceedings of any nature and generally to enforce and pursue its rights under and in respect of Assets, a Trust or a Transaction Document;



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        (j)    (waivers) wherever it thinks it expedient or desirable in the interests of any Trust, to give any waiver, time or indulgence to any person on such terms as it may in its discretion determine;

        (k) (Euroclear and Cedel) to lodge Notes, or arrange for Notes to be lodged, with Euroclear or Cedel, or a depositary for Euroclear and/or Cedel;

        (l) (Notes) subject to this Deed and the other relevant Transaction Documents, to borrow and raise moneys by the issue of Notes as provided in this Deed;

        (m) (other borrowings) to borrow, raise moneys or procure financial accommodation where the Trustee considers the same to be in the interests of the relevant Trust on such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

        (n) (Transaction Documents) to enter into and perform its obligations under any Transaction Document containing such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably);

        (o) (insurance) insure any Asset for amounts, on conditions and for types of insurance determined to be necessary by the Manager;

        (p) (attend meetings) attend and vote at meetings in accordance with the written directions of the Manager;

        (q) (indemnity) give an indemnity out of a Trust in any terms whatsoever to such persons and against such expenses and damages as the Manager reasonably considers necessary or desirable and that are acceptable to the Trustee;

        (r) (undertakings in Transaction Documents) without limiting the above provisions of this clause 17.2, give any representation, warranty, indemnity or other undertaking required in respect of a Support Facility, or other Transaction Documents, the sale or issue of Notes or other transaction in any way relating to a Trust as the Manager thinks fit and that are acceptable to the Trustee (acting reasonably, subject to the following) even if the subject matter of such representation, warranty, indemnity or other undertaking may refer to the Trustee in its personal capacity or otherwise to the Trustee's personal affairs provided that any such representation, warranty, indemnity or undertaking referring to the Trustee in its personal capacity or to its personal affairs must be acceptable to the Trustee in its absolute discretion;

        (s) (custody) appoint the Custodian in respect of a Trust to undertake custodial duties in accordance with the relevant Custodian Agreement;

        (t) (transfer Assets) transfer any of the Assets of a Trust to another Trust in accordance with the relevant Transaction Documents;

        (u) (payment direction) where a person owes an amount to the Trustee in its capacity as trustee of any Trust, direct that debtor to make that payment to another person on behalf of the Trustee, including directing payments due in respect of Receivables to be made to the Servicer;

        (v) (currency conversion) convert currencies on such terms and conditions as the Manager thinks fit and that are acceptable to the Trustee acting reasonably;

        (w) (stock exchange) list and maintain the listing of the Notes on any stock exchange;

        (x)    (Note Trustee) appoint a Note Trustee in respect of a relevant
               Trust;

        (y) (Paying Agents) appoint Paying Agents in respect of a relevant Trust; and



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        (z)    (incidental powers) with the written agreement of the Manager
               (that agreement not to be unreasonablywithheld), to do all such things incidental to any of the above powers or necessary or convenient to be done for or in connection with any Trust or the Trustee's functions under this Deed.

17.3    Powers to be exercised with others

        The Trustee's rights, powers and discretions under this Deed shall be exercised by such persons, or exercised in conjunction with, with the approval of, or at the discretion of such persons, as contemplated by this Deed or any other Transaction Document.

17.4    Delegation to Related Bodies Corporate

        In exercising its powers and performing its obligations and duties under this Deed, the Trustee may, with the approval of the Manager (not to be unreasonably withheld) and subject always to the covenants on the part of the Trustee contained in this Deed, from time to time by instrument in writing appoint one or more corporations each being:

        (a)    a corporation which is a Related Body Corporate of the Trustee;
               and

        (b) which is a trustee company or trustee corporation for the purposes of any State or Territory legislation governing the operation of trustee companies,

        as its delegate (or, where two or more such corporations are appointed as its delegate, jointly and severally) to undertake, perform or discharge any or all of the duties, powers, discretions or other functions of the Trustee under this Deed or otherwise in relation to a Trust.

        The Trustee and/or the corporation (as the case may be) may by the terms of any such appointment insert such provisions for the protection and convenience of those dealing with any such corporation as the Trustee and/or the corporation thinks fit but the Trustee shall despite any such appointment remain liable for any act or omission of any such corporation as if any such act or omission were an act or omission of the Trustee.

        The Trustee shall be responsible for payment of the fees and expenses of any corporation appointed under this clause.

17.5    Trustee's power to appoint attorneys and agents

        The Trustee may in carrying out and performing its duties and obligations contained in this Deed appoint any person to be its attorney, agent or delegate for such purposes and with such powers, authorities and discretions (not exceeding those vested in the Trustee) as the Trustee thinks fit including:

        (a) power for the attorney or agent to delegate or sub-delegate any such powers, authorities or discretions;

        (b) power to authorise the issue in the name of the Trustee of documents bearing facsimile signatures of the Trustee or of the attorney or agent (either with or without proper manuscript signatures of their officers); and

        (c) such provisions for the protection and convenience of those dealing with any such attorney, agent, delegate or sub-delegate as they may think fit,

        but except as provided for in this Deed or any other Transaction Document excluding the obligation to receive or make payments.

        The Trustee is not liable or responsible for the acts or omissions of any agent or delegate except where:

               (i) the Trustee did not appoint the agent or delegate in good faith and using reasonable care;

               (ii) the Trustee expressly instructs the agent to do (or omit to do) the relevant act; or



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               (iii)  the Trustee is aware of the default of the agent or delegate and does not take the action available to it under the relevant Transaction Document to remedy the agent's or delegate's act or omission.

17.6

        The Trustee may, in accordance with clause 17.5, appoint any of the following persons to be its attorney, agent or delegate to do those things which the Transaction Documents expressly provide or contemplate will be done by them on behalf of the Trustee or to receive or make payments on behalf of the Trustee in the manner contemplated by this
        Deed:

        (a)    the Servicer;

        (b) an attorney, agent or delegate of the Servicer (where the Trustee is acting as Servicer);

        (c)    the Principal Paying Agent and all other Paying Agents;

        (d)    the Note Trustee;

        (e) banks, solicitors and brokers approved by the Manager (such approval not to be unreasonably withheld); or

        (f) any other experts appointed by the Trustee to assist it in performing its duties and obligations under the Transaction Documents.

        In the case of paragraphs (a) to (f) (inclusive), the Trustee will not be responsible for losses, claims or liabilities caused by the acts or omissions of any person so appointed except to the extent that the Transaction Document or other agreement under which the person is appointed so provides, and except to the extent caused by the fraud, negligence or Default of the Trustee.

17.7    Generally unlimited discretion

        Subject to the Trustee duly observing its duties, covenants and obligations under this Deed and any other Transaction Document, the Trustee has absolute discretion as to the exercise or non-exercise of the trusts, powers, authorities and discretions vested in it by this Deed.

18.     Trustee's covenants
--------------------------------------------------------------------------------

18.1    General

        The provisions contained in this clause 18 shall be for the benefit of the Manager, each Servicer, the Beneficiaries, the Noteholders and the other Creditors jointly and severally.

18.2    To act continuously as Trustee

        The Trustee shall act continuously as trustee of each Trust until the Trust is terminated as provided by this Deed or the Trustee has retired or been removed from office in the manner provided under this Deed.

18.3    To act honestly, diligently and prudently

        The Trustee shall:

        (a) (act honestly) act honestly and in good faith and comply with all relevant material laws in the performance of its duties and in the exercise of its discretions under this Deed;

        (b) (prudently) subject to this Deed, exercise such diligence and prudence as a prudent person of business would exercise in performing its express functions and in exercising its discretions under this Deed, having regard to the interests of the Beneficiaries, the Noteholders and the other Creditors in accordance with its obligations under the relevant Transaction Documents;



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        (c)    (conduct its business properly) use its best endeavours to carry on and conduct its business in so far as it relates to this Deed in a proper and efficient manner;

        (d) (records) keep, or ensure that the Manager keeps, accounting records which correctly record and explain all amounts paid and received by the Trustee in its capacity as trustee of a Trust;

        (e) (separate Trusts and Assets) keep each Trust separate from each other Trust which is constituted under this Deed and from all other assets of the Trustee in any capacity other than as Trustee of such Trust and account for Assets and liabilities of the Trust separately from those of other Trusts and all other assets and liabilities of the Trustee in any capacity other than as Trustee of such Trust;

        (f) (do all things necessary to perform obligations) do everything and take all such actions which are necessary (including obtaining all appropriate Authorisations which relate to it in its capacity as trustee of the Trust and taking all actions necessary to assist the Manager to obtain all other appropriate Authorisations) to ensure that it is able to exercise all its powers and remedies and perform all its obligations under this Deed, the Transaction Documents and all other deeds, agreements and other arrangements entered into by the Trustee under this Deed;

        (g) (no other activity) not, in its capacity as trustee of the Trust, engage in any business or activity in respect of a Trust except as contemplated or required by the Transaction Documents in respect of that Trust;

        (h) (arm's length with Related Bodies Corporate) except as contemplated or required by the Transaction Documents, maintain an independent and arm's length relationship with its Related Bodies Corporate in relation to dealings affecting the Trust;

        (i) (no guarantees) except as contemplated or required by the Transaction Documents in respect of a Trust, not, in respect of that Trust, guarantee or become obligated for the debts of any other entity or hold out its credit as being available to settle the obligations of others; and

        (j) (stock exchange) in respect to listed Notes, comply with the rules and regulations of the relevant Stock Exchange.

18.4    No dispositions of Assets except in accordance with Transaction
        Documents

        Except as provided in any Transaction Document (and other than any charge given to the Security Trustee), the Trustee shall not, nor shall it permit any of its officers to, sell, mortgage, charge or otherwise encumber or part with possession of any Asset.

18.5    Indemnity re acts of Trustee's delegates

        The Trustee covenants it will duly observe and perform the covenants and obligations of this Deed, and the Trustee will be personally liable to the Servicers, the Noteholders, the Beneficiary of any Trust, the Note Managers or the other Creditors, as the case may be only if it is guilty of negligence, fraud or Default. The Trustee is not responsible for the acts or omissions of its agents or delegates (including persons referred to in clause 17.6 of this Deed) selected by the Trustee in good faith and using reasonable care, except where the Trustee expressly instructs the agent or delegate to do (or omit to do) the relevant act, if the Trustee is aware of the default of the agent or delegate and does not take the action available to it under the Transaction Documents to address the act or omission or where the Transaction Documents expressly provide that the Trustee is so liable.

18.6    Forward notices etc to Manager

        The Trustee shall without delay forward to the Manager all notices, reports, circulars and other documents received by it or on its behalf as trustee of a Trust except to the extent they are received from the Manager.



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18.7    Trustee will implement Manager's directions

        Subject to this Deed and any other Transaction Document to which it is a party, the Trustee will act on all directions given to it by the Manager in accordance with the terms of this Deed.

18.8    Custodian

        (a) Subject to the Custodian Agreement, the Trustee may lodge any Relevant Document or any documents of title to or evidencing any Asset in its vault or, with the prior consent of the relevant Approved Seller, the relevant Servicer and the Manager, in the vault of a subcustodian, on behalf of the Trustee or with a recognised clearing system to the order of the Trustee or subcustodian on behalf of the Trustee.

        (b) Nothing in this Deed shall prevent the Manager, a Servicer or the Trustee from acting as Custodian of Relevant Documents or any documents of title to or evidencing any Asset, provided that the Trustee, if acting in that capacity, shall allow the Manager, any relevant Servicer and any relevant Approved Seller to have access to them during normal business hours on reasonable notice.

18.9    Bank accounts

        The Trustee will open and operate the bank accounts in accordance with clause 22.

18.10   Perform transaction documents

        The Trustee shall properly perform the functions which are necessary for it to perform under all Transaction Documents in respect of a Trust.

19.     Trustee's fees and expenses
--------------------------------------------------------------------------------

19.1    Trustee's fee

        In consideration of the Trustee performing its functions and duties under this Deed, the Trustee shall be entitled to deduct from each Trust a fee in the amount and at the times set out in the corresponding Supplementary Terms Notice.

19.2    Reimbursement of expenses

        In addition to the Trustee's remuneration under clause 19.1, the Trustee shall pay, or be reimbursed, from a Trust all Expenses that relate to that Trust properly incurred by the Trustee. These will be paid or reimbursed in accordance with the corresponding Supplementary Terms Notice.

19.3    Segregation of Trust Expenses

        The Manager directs the Trustee to segregate, and apply, all Expenses to the Trust to which they relate.

20.     Removal, retirement and replacement of trustee
--------------------------------------------------------------------------------

20.1    Retirement for Trustee's Default

        The Trustee shall retire as trustee of the Trusts if and when directed to do so by the Manager in writing (which direction must be copied to each Servicer and, if any of the Trusts are Rated Trusts, the Designated Rating Agency). A direction may only be given on the occurrence of one or more of the following events (each a Trustee's Default):

        (a) (Insolvency Event) an Insolvency Event has occurred and is continuing in relation to the Trustee in its personal capacity;



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        (b)    (rating downgrade) any action is taken in relation to the Trustee in its personal capacity which causes the rating of any Notes to be downgraded or withdrawn;

        (c) (breach by the Trustee) the Trustee, or any employee or officer of the Trustee breaches any obligation or duty imposed on the Trustee under this Deed or any other Transaction Document in relation to a Trust where the Manager reasonably believes it may have a Material Adverse Effect and the Trustee fails or neglects after 30 days' notice from the Manager, if capable of remedy, to remedy that breach;

        (d) (merger or consolidation) the Trustee merges or consolidates with another entity without ensuring that the resulting merged or consolidated entity assumes the Trustee's obligations under the Transaction Documents; or

        (e) (change in control) there is a change in effective control of the Trustee from that subsisting as at the date of this Deed to a Competitor unless approved by the Manager.

        If a direction is given on the occurrence of an event under paragraph
        (e) that direction must specify a date for the Trustee to retire which is no less than 6 months from the date of that direction, provided that the Manager may at its discretion direct that the Trustee be paid the equivalent amount of the Trustee's Fee in lieu of this notice period.

20.2    Manager may remove recalcitrant Trustee

        (a) In default of the Trustee retiring in accordance with clause 20.1 within 30 days of being directed by the Manager in writing to do so the Manager shall have the right to and shall by deed poll executed by the Manager remove the Trustee from its office as trustee of the Trusts.

        (b)    Where the Trustee is removed under clause 20.1(a), (b), (c) or
               (d) it shall (as trustee of the relevant Trust) bear the reasonable costs of its removal. The Trustee indemnifies the Manager and the Trust for those costs.

20.3    Manager appoints replacement

        On the retirement or removal of the Trustee under clause 20.1 or 20.2 the Manager, subject to giving prior notice to the Designated Rating Agency in relation to a Rated Trust, shall be entitled to appoint in writing some other statutory trustee to be the Trustee under this Deed provided that appointment will not in the reasonable opinion of the Manager materially prejudice the interests of Noteholders. Until the appointment is completed the Manager shall act as Trustee and will be entitled to the Trustee's Fee for the period it so acts as Trustee.

20.4    Voluntary retirement

        The Trustee may, subject to clause 20.5, resign on giving to the Manager (with a copy to the Designated Rating Agency) not less than 3 months' notice in writing (or such other period as the Manager and the Trustee may agree) of its intention to do so.

20.5    No resignation by Trustee unless successor appointed

        The Trustee must not resign under clause 20.4 unless:

        (a)    either:

               (i) it procures that, before the date on which that termination becomes effective, another person assumes all of the obligations of the Trustee under the Transaction Documents as its successor, and executes such documents as the Manager reasonably requires to become bound by the Transaction Documents, with effect from that date, as if it had originally been a party to the Transaction Documents as the Trustee; or



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               (ii)   the Manager elects to perform itself the obligations and
                      functions which the Transaction Documents contemplate being performed by the Trustee;

        (b) the appointment of the successor Trustee, or (as the case may be) the election of the Manager, will not materially prejudice the interests of Noteholders; and

        (c) in the case of the appointment of a successor Trustee pursuant to paragraph (a), the appointment is approved by the Manager.

20.6    Manager to act as Trustee if no successor appointed

        If at the end of the period of notice specified in a notice given under clause 20.4, no successor Trustee has been appointed, as contemplated by clause 20.5(a)(i):

        (a) the Manager must itself perform as trustee the obligations and functions which the Transaction Documents contemplate being performed by the Trustee, until a successor Trustee is appointed in accordance with this Deed; and

        (b)    the resignation of the Trustee will become effective.

20.7    Trusts to be vested in new Trustee

        The Trustee shall, on retirement or removal, vest the Trusts or cause these to be vested, in the new Trustee.

20.8    Release of outgoing Trustee

        On retirement or removal and provided there has been payment to the Manager or the new Trustee (as the case may be) of all sums due to it by the outgoing Trustee under the Transaction Documents at that date, the outgoing Trustee shall be released from all further obligations under the Transaction Documents. No release under this clause shall extend to any liability of the Trustee under this Deed in respect of any act, omission or event occurring prior to such release.

20.9    New Trustee to execute deed

        On appointment of the new Trustee of the Trusts the new Trustee shall:

        (a) execute a deed in such form as the Manager may require under which it undertakes to the Manager (for the benefit of the Manager, St.George, the Servicers, the Beneficiaries, the other Creditors and the Noteholders jointly and severally) to be bound by all the obligations of the outgoing Trustee under the Transaction Documents from the date of the deed;

        (b) on and from the date of execution of the new deed, exercise all the powers, enjoy all the rights and be subject to all duties and obligations of the Trustee under the Transaction Documents as if the new Trustee had been originally named as a party to the Transaction Documents; and

        (c) indemnify the outgoing Trustee for the amount of all Notes issued in the name of the outgoing Trustee and maturing on or after the date of the retirement or removal of the outgoing Trustee and for all other liabilities and expenses incurred by the outgoing Trustee for which it is entitled to be indemnified out of the Trusts and which have not been recouped by it, but the liability of the new Trustee under such indemnity shall be limited to the same extent provided for in clause 30.13 and any payment shall rank in the same priority under clause 24 as the corresponding liability for which the outgoing Trustee claims such indemnification.

20.10   Manager and outgoing Trustee to settle amounts payable

        (a) The Manager shall be entitled to settle with the outgoing Trustee the amount of any sums payable by the outgoing Trustee to the Manager or the new Trustee or by the Manager to the outgoing Trustee and to give or accept from the outgoing Trustee a discharge and any such agreement or discharge shall (except in the case of any liability of the outgoing



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               Trustee under this Deed in respect of any act, omission or event occurring prior to the release of the outgoing Trustee be conclusive and binding on all persons (including the Manager, the new Trustee, St.George, the Beneficiary, the Noteholders and any other Creditors).

        (b) Even though no new Trustee is appointed in its place (except as contemplated by Clause 20.6), the Manager may make such arrangements as it thinks fit for the discharge of the outgoing Trustee from any existing liability and any liability which might arise under the Transaction Documents and any discharge of the outgoing Trustee in accordance with such arrangements shall (except as stated above) be conclusive and binding on all persons claiming under the Transaction Documents.

20.11   Outgoing Trustee to retain lien

        Notwithstanding the retirement or removal of the outgoing Trustee and the indemnity in favour of the Trustee by the new Trustee as contemplated by clause 20.9(c), the outgoing Trustee will retain a lien over a Trust to meet claims of any Creditors of the Trustee in its capacity as trustee of that Trust to the extent that the claims of those Creditors are not properly and duly satisfied by the incoming Trustee.

20.12   Delivery of books, documents, etc

        (a) On the retirement or removal of the Trustee in accordance with the provisions of this clause 20 the outgoing Trustee shall immediately deliver to the new Trustee appointed in respect of any Trust (or the Manager if it is acting as Trustee) the Data Base and all other books, documents, records and property relating to the Trusts. Any related costs and expenses incurred by the incoming Trustee and, in the case of retirement under clause 20.1(c) only, the outgoing Trustee are to be paid out of the relevant Trust.

        (b) The outgoing Trustee shall be entitled to take, and retain as its own property, copies of such books, documents and records. Each of the Manager and the new Trustee shall produce the originals of such books, documents and records in its possession on the giving of reasonable written notice by the outgoing Trustee.

20.13   Notice to Noteholders of New Trustee

        As soon as practicable after the appointment of a new Trustee under this clause 20, the new Trustee shall notify the Noteholders of its appointment and the Manager shall notify each Designated Rating Agency (if any), each other party to the Transaction Documents and, where the Notes are listed, the relevant Stock Exchange.

PART H. ADMINISTRATION OF TRUSTS

21.     Bank accounts
--------------------------------------------------------------------------------

21.1    Opening of bank accounts

        (a) (Collection Account) The Trustee must open at least one account with an Approved Bank into which Collections can be paid.

        (b) (Separate bank accounts for each Trust) The Trustee must open and maintain a separate account with an Approved Bank in respect of each Trust.

        (c) (Additional bank accounts) The Trustee may open such additional accounts with an Approved Bank in respect of a Trust as it sees fit or as required by the Transaction Documents. In relation to a Rated Trust, only the accounts specified in the Transaction Documents for that Trust may be opened.



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        (d)    (Change bank accounts) If an account in respect of a Trust is held with a bank which ceases to be an Approved Bank then the Trustee shall as soon as practicable on becoming aware of that fact (and in any event within 30 days):

               (i)    close that account: and

               (ii) transfer all funds standing to the credit of that account to another existing account in respect of that Trust with an Approved Bank or, if none, the Trustee shall immediately open an account with an Approved Bank.

21.2    Location of bank accounts

        (a) (Central bank account) Unless otherwise directed in writing by the Manager the central bank account of each Trust shall for so long as St.George is an Approved Bank be opened and maintained at a branch in New South Wales of St.George.

        (b) (Interstate branch bank accounts) The Trustee may, if necessary or desirable for the operation of a Trust, open bank accounts with a branch outside New South Wales of an Approved Bank (which shall, unless the Manager otherwise determines, be St.George for so long as it is an Approved Bank) provided that if such accounts are opened it shall enter into arrangements so that as soon as practicable after the receipt of moneys to the credit of such accounts, such moneys are to be transferred to the credit of the central bank accounts of the Trust in New South Wales (subject to a direction to the contrary by the Manager under clause 21.2(a)).

21.3    Name of bank accounts

        Each bank account for a Trust shall be opened by the Trustee in its name as trustee of the Trust.

21.4    Purpose of bank accounts

        No bank account shall be used for any purpose other than for the relevant Trust in respect of which the account is maintained and other than in accordance with this Deed and the Transaction Documents.

21.5    Authorised signatories

        The only authorised signatories for any bank account are to be officers or employees of the Trustee or a Related Body Corporate of the Trustee.

21.6    Manager not entitled to have access

        Except as expressly provided in this Deed the Manager may not deal with any bank account or the moneys in any bank account in any way.

21.7    Bank statements and account information

        (a) (Copies of bank statements) The Trustee shall promptly on receipt of a statement in respect of each bank account for a Trust provide a copy to the Manager (and any other person from time to time specified by the Manager).

        (b) (Direct access) Subject to the Privacy Act, the Trustee authorises the Manager (and any other person from time to time specified by the Manager) to obtain direct from an Approved Bank, statements and information in relation to each bank account of a Trust.

21.8    Deposits

        Subject to this Deed, the Servicing Agreement and any relevant Supplementary Terms Notice, the Trustee shall pay (or cause the relevant Servicer to pay) into a bank account of a Trust within one Business Day of receipt the following moneys and proceeds:



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        (a)    (subscription moneys) all subscription moneys raised in respect of Notes issued by the Trustee in its capacity as trustee of the Trust;

        (b) (proceeds) all proceeds of the Authorised Investments and Support Facilities in respect of the Trust; and

        (c) (other moneys) all other moneys received by the Trustee in respect of the Trust.

21.9    Withdrawals

        Subject to this Deed and the Transaction Documents, the Trustee shall withdraw funds from a bank account of a Trust and apply the same when necessary for the following outgoings:

        (a) (Authorised Investments) purchasing Authorised Investments and making payments required in connection with Authorised Investments;

        (b) (payments to Creditors etc) making payments to the Creditors or the Beneficiary in relation to the Trust, including through any Paying Agent; and

        (c) (other payments) making payments to any other person of Expenses or other amounts entitled to be paid to or retained for their respective benefit under this Deed or any other Transaction Document.

21.10   All transactions through central accounts

        (a) (Receipts and outgoings) Unless otherwise directed by the Manager or as otherwise provided in the Transaction Documents, all moneys and proceeds in relation to a Trust referred to in clause 21.8 shall, subject to Clause 21.10(b), be credited to the central bank account of the Trust (whether credited direct to the central account or transferred from an interstate bank account of the Trust) and all outgoings of a Trust referred to in clause 21.9 shall, subject to clause 21.10(b), be paid from the central bank account of the Trust (either by direct payment or by transfer to an interstate bank account of the Trust).

        (b) (Bank charges, etc) Any amounts referred to in paragraph (m) of the definition of Expenses in clause 1.1 to the extent they relate to an interstate bank account of a Trust may be deducted or withdrawn direct from the interstate bank account.

22.     Auditor
--------------------------------------------------------------------------------

22.1    Auditor must be registered

        The Auditor of each Trust shall be a firm of chartered accountants some of whose members are Registered Company Auditors.

22.2    Appointment of Auditor

        The Auditor of each Trust shall be a person nominated by the Manager and agreed to by the Trustee (that agreement not to be unreasonably withheld) and shall be appointed by the Trustee within three months of the creation of that Trust under this Deed on such terms and conditions as the Trustee and the Manager agree. The Auditor holds office subject to this clause.

22.3    Removal and retirement of Auditor

        (a) (Removal by Trustee) Subject to paragraph (b) the Trustee may, on giving one month's notice to the Auditor and the Designated Rating Agency, remove the Auditor as Auditor of a Trust on reasonable grounds (to be notified to the Manager before notice of removal is given to the Auditor).

        (b) (Removal at request of Manager or Noteholders) The Trustee may, on the recommendation of the Manager and shall, if so requested by an



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               Extraordinary Resolution of Noteholders of a Trust, remove the
               Auditor as Auditor of a Trust.

        (c) (Retirement) An Auditor may retire at any time on giving six months' written notice (or such shorter period approved by the Manager and the Trustee) to the Trustee of its intention to retire as Auditor of a Trust.

22.4    Appointment of replacement Auditor

        The Trustee shall fill any vacancy in the office of Auditor by appointing:

        (a) where the Auditor was removed by Extraordinary Resolution of Noteholders, and a person was nominated to be appointed as Auditor in that resolution, that person; or

        (b) in any other case, a person nominated by the Manager and qualified to be appointed Auditor under this clause,

        but only where that appointment would not lead to the rating from the relevant Designated Rating Agency on any rated Notes to be withdrawn or downgraded.

22.5    Auditor may have other offices

        An Auditor may also be the auditor of the Trustee, the Lead Manager, any Note Manager, the Manager, a Servicer or any of their Related Bodies Corporate or of any other trust (whether of a similar nature to the Trusts or otherwise) but a member of the firm appointed as an Auditor may not be an officer or employee, or the partner of an officer or an employee, of the Trustee, the Manager, a Servicer or any of their Related Bodies Corporate.

22.6    Access to working papers

        Each Auditor shall be appointed on the basis that it will make its working papers and reports available for inspection by the Trustee and the Manager.

22.7    Auditor's remuneration and costs

        The Trustee may pay out of a Trust, or reimburse itself from a Trust, the reasonable remuneration of the Auditor of the Trust as agreed between the Manager and the Auditor and notified to the Trustee and any reasonable expenses of the Auditor of the Trust sustained in the course of the performance of the duties of the Auditor.

22.8    Access to information

        The Auditor of a Trust shall be entitled to require from the Manager and the Trustee, and they shall furnish to the Auditor, such information, accounts and explanations as may be necessary for the performance by the Auditor of its duties under this Deed.

23.     Accounts and audit
--------------------------------------------------------------------------------

23.1    Keeping accounts

        The Manager and the Trustee shall, having regard to their separate functions, keep or cause to be kept accounting records which provide a true and fair view of all sums of money received and expended by or on behalf of each Trust, the matters in respect of which such receipt and expenditure takes place, of all sales and purchases of Authorised Investments and of the assets and liabilities of each Trust. The Manager and the Trustee shall furnish each to the other from time to time any information necessary for this purpose.

23.2    Location and inspection of books

        The accounting records of each Trust shall be kept at the office of the Trustee or the Manager (as the case may be) or at such other place as the Trustee and the Manager may from time to time agree and shall be open to the inspection of the



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        Manager, the Trustee, the Auditor of the Trust and the relevant
        Beneficiary on reasonable notice and during usual business hours.

23.3    Accounts to be kept in accordance with Approved Accounting Standards

        The accounting records of each Trust shall be maintained in accordance with the Approved Accounting Standards and in a manner which will enable true and fair Accounts of the Trust to be prepared and audited in accordance with this Deed.

23.4    Preparation of annual Accounts

        The Manager shall cause the preparation of the Accounts for each Financial Year of each Trust.

23.5    Annual audited Accounts

        The Manager shall require the Auditor to audit the Accounts prepared by the Manager in respect of each Trust within 3 months of the end of each financial year of the Trust.

23.6    Inspection and copies of audited Accounts

        A copy of the audited Accounts of a Trust and any Auditor's report shall be available for inspection, but not copying, by the Noteholders in relation to the Trust at the offices of the Manager and the Note Trustee.

23.7    Tax returns

        The Manager shall, or shall require the Auditor to:

        (a) prepare and lodge all necessary income tax returns and other statutory returns for each Trust; and

        (b) confirm that all the income of each Trust has either been distributed or offset by deductible losses or expenses or that no Trust has any liability to pay income tax.

23.8    Audit

        The Manager must require the Auditor, as part of each annual audit carried out by the Auditor in relation to each Trust, to provide a written report to the Trustee, the Security Trustee and the Designated Rating Agency as to:

        (a) the nature and extent of the audit performed (as specified by the Manager and the Trustee);

        (b) any breaches of the obligations of any of the parties to the Transaction Documents for that Trust identified by the Auditor within the parameters of the audit specified under paragraph (a); and

        (c) any errors in or omissions from any reports or information provided by any party to a Transaction Document for that Trust to another party under that Transaction Document identified by the Auditor within the parameters of the audit specified under paragraph (a), that report to be in the form agreed by the Trustee and the Manager and previously notified to the Designated Rating Agency.

23.9    No Responsibility for Servicer

        Provided that it complies with its obligations under clause 14, the Manager shall have no liability to any person under this clause 23 if it fails to keep records relating to the Assets of a Trust and that failure is caused by the failure of the relevant Servicer to keep any records and provide any reports which it is obliged to keep and provide under the relevant Servicing Agreement except where the Servicer's failure is due to the fraud, negligence or wilful default of the Manager.



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24.     Payments
--------------------------------------------------------------------------------
24.1    Cashflow allocation methodology

        Collections in relation to a Trust and other amounts credited to the Collection Account for a Trust will be allocated by the Manager on behalf of the Trustee, and paid by the Trustee as directed by the Manager, in accordance with the Supplementary Terms Notice for that Trust.

24.2    Payments to Beneficiary

        (a) (Distributable Income absolutely vested) The Beneficiary of a Trust shall as at the end of each Financial Year of that Trust have an absolute vested interest in the Distributable Income of that Trust for that Financial Year.

        (b) (Distributable Income due as at close of Financial Year) The Distributable Income of a Trust for a Financial Year (to the extent not previously distributed) shall, subject to clause 24.3, constitute a debt due as at the end of the Financial Year by the Trustee in its capacity as trustee of the Trust to the Beneficiary entitled to the Distributable Income under clause 24.2(a) and shall, subject to clause 24.3, be payable under clause 24.2(c).

        (c) (Payment of Distributable Income) Subject to clause 24.3, the Trustee may make interim distribution of the Distributable Income of a Trust to the relevant Beneficiary in accordance with the terms of the Supplementary Terms Notice for that Trust and shall as soon as practicable after the end of a Financial Year transfer an amount representing the Distributable Income of the Trust (to the extent not previously distributed) from the central bank account of the Trust to the bank account of the Beneficiary of the Trust as directed by the Beneficiary.

        (d) (Residual capital) On the termination of a Trust, the surplus capital of the Trust remaining after satisfaction by the Trustee of all its obligations in respect of the Trust shall be paid to the Beneficiary of the Trust.

24.3    Subordination of Beneficiary's Entitlements

        (a) No moneys may be paid out of a Trust during a Financial Year to a Beneficiary under clause 24.2, whilst there is any amount due, but unpaid, which is in accordance with clause 24.1 to be paid in priority to those amounts and before the Trustee is satisfied, after consulting with the Manager, that sufficient allowance has been made for those priority amounts in relation to the Trust, accruing during the Financial Year. To the extent that there is an amount payable under clause 24.1 which is to be paid in priority to the amounts payable to the Beneficiary, the Beneficiary directs the Trustee to meet the amount payable under clause 24.1 as an application of the Beneficiary's entitlement to the Distributable Income of the Trust.

        (b) Notwithstanding paragraph (a), once an amount is paid out of a Trust to a Beneficiary during a Financial Year, that amount may not be recovered from that Beneficiary for any reason or by any person except to the extent that amount was paid in error.

24.4    Insufficient moneys

        If after the application of the provisions of clause 24.1 there is insufficient money available to the Trustee in respect of a Trust to pay the full amount due to Noteholders in the Trust, the deficiency shall, subject to the Supplementary Terms Notice for the Notes or any Class of the Notes issued in relation to the Trust, be borne by the Noteholders in the manner set out in the relevant Supplementary Terms Notice.

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24.5    Income or capital

        The Manager shall determine whether any amount is of an income or capital nature in accordance with clause 24.6 and, subject only to a contrary determination by the Auditor of the relevant Trust in accordance with clause 24.6, the determination by the Manager shall be final and binding.

24.6    Income of Trust

        (a)     The income of each Trust for each Financial Year will include:

                (i) any amount (including a profit made by the Trustee) which is included in the assessable income of the Trust for the purposes of the Taxation Act (other than Part
                        IIIA);

                (ii) any realised capital gains derived by the Trustee to the extent to which the same are reflected in the net capital gain (if any) calculated under Part IIIA of the Taxation Act which is included in the assessable income of the Trust for the purposes of the Taxation Act, and otherwise will be determined in accordance with Approved Accounting Standards. All periodic income of the Trust will be deemed to accrue from day to day and will be brought to account as arising on a daily basis where that is required for tax purposes (using a daily accruals method of accounting where that is the method required for tax purposes).

        (b) The expenses of each Trust for each Financial Year will include losses or outgoings which are allowable deductions in calculating the net income of the Trust under Section 95(1) of the Taxation Act and otherwise will be determined in accordance with Approved Accounting Standards. All periodic expenses of the Trust will be deemed to accrue from day to day and will be brought to account on a daily basis where that is required for tax purposes (using a daily accruals method of accounting where that is the method required for tax purposes).

        (c) The Manager will determine the Net Accounting Income for each Trust for each Financial Year by applying against the income of the Trust for that Financial Year:

                (i) so much of the expenses specified in paragraph (b) as are referable to that Financial Year; and (ii) any Net Accounting Loss carried forward from a preceding Financial Year.

                The balance of the income of the Trust for the Financial Year remaining after those applications will constitute the Net Accounting Income for that Financial Year except where the amount is negative, in which case, it will be the Net Accounting Loss for that Financial Year.

        (d) The Net Accounting Income in respect of a Financial Year for each Trust will constitute the distributable income (Distributable Income) of the Trust for that Financial Year.


PART I. SERVICERS & LEAD MANAGER

25.     Appointment of servicer
--------------------------------------------------------------------------------

        Each Servicer shall be appointed, and shall act, as servicer of any Receivables, Receivable Securities and Related Securities on and subject to the terms of the relevant Servicing Agreement.


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26.     Lead manager and note managers
--------------------------------------------------------------------------------
26.1    Appointment of Lead Manager and Note Managers

        (a) The Trustee and the Manager may appoint any one or more persons to be Lead Manager or Note Manager or both in relation to any issue of Notes, with remuneration determined by the Manager and such Lead Manager or Note Manager. An issue of Notes may have more than one Lead Manager and more than one Note Manager. An issue of Notes under a Trust may have a different Lead Manager, or different Lead Managers or Note Managers, from other issues of Notes under that Trust.

        (b) The Trustee and the Manager may terminate the appointment of a Lead Manager or Note Manager at any time.

26.2    Fees

        The Trustee shall be entitled to pay from each Trust from which any person is a Lead Manager or Note Manager fees (if any) to that person in the amount and at the times set out in the corresponding Note Issue Direction or Subscription Agreement.


PART J. REPRESENTATIONS, POWERS AND INDEMNITIES

27.     Representations and warranties
--------------------------------------------------------------------------------
27.1    General representations and warranties

        Each party makes the following representations and warranties for the benefit of the others:

        (a) (status) it is a corporation duly incorporated and existing under the laws of its place of incorporation and the Commonwealth of Australia;

        (b) (power) it has the power to enter into and perform its obligations under each Transaction Document to which it is a party, to carry out the transactions contemplated by this Deed and each other Transaction Document to which it is a party and to carry on its business as now conducted or contemplated;

        (c) (corporate authorisations) it has taken all necessary corporate action to authorise the entry into, delivery and performance of each Transaction Document to which it is a party and to carry out the transactions contemplated by such Transaction Documents;

        (d) (obligations binding) its obligations under each Transaction Document to which it is a party are legal, valid, binding and enforceable in accordance with their respective terms (subject to laws relating to insolvency and general doctrines of insolvency, except in the case of an Approved Seller with respect to any Sale Notice and the transactions contemplated therein);

        (e) (transactions permitted) the execution, delivery and performance by it of each Transaction Document to which it is a party and each transaction contemplated under those documents will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any provision of:

                (i) a law or treaty or a judgment, ruling, order or decree of a Government Agency binding on it (including, without limitation, Consumer Credit Legislation);

                (ii)    its memorandum or articles of association; or

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                (iii)   any other document or agreement which is binding on it
                        or its assets,

                             which is material in the context of performing its
                        duties under each Transaction Document to which it is a party; and

        (f) (Authorisations) it holds all Authorisations (in the case of the Trustee, which relate to it in its capacity as trustee and will take all actions necessary to assist the Manager to obtain all other Authorisiations) necessary to carry on its business and to act as required by each Transaction Document to which it is a party and by law to comply with the requirements of any legislation and subordinate legislation (including to the extent relevant, any Consumer Credit Legislation).

27.2    Trustee entitled to assume accuracy of representations and warranties

        Each Noteholder acknowledges that the Trustee is not under any obligation to:

        (a) make any enquiries in respect of Receivables and related Receivable Rights and any other Assets which a prudent purchaser of such assets would be expected to make;

        (b) conduct any investigation to determine if the representations and warranties given by the Approved Seller in relation to the Receivables, Receivable Securities and Related Securities are incorrect; or

        (c)     to test the truth of those representations and warranties,

        and is entitled to conclusively accept and rely entirely on the Receivables satisfying the Eligibility Criteria and on the accuracy of the representations and warranties made by a Servicer or an Approved Seller, unless the Trustee has actual notice of any event to the contrary.


PART K. ASSET REGISTER AND MEETINGS OF NOTEHOLDERS

28.     Asset register
--------------------------------------------------------------------------------

        (a) The Trustee shall keep or cause to be kept an asset register with respect to each Trust, in which shall be entered the Authorised Investments and other Assets of the Trust (other than Purchased Receivables and the related Receivable Rights) entered into the relevant asset register on an individual basis.

        (b)     Each asset register shall be:

                (i) (place kept) kept at the Trustee's principal office in Melbourne or at such place as the Trustee and the Manager may agree;

                (ii) (access to Manager and Auditor) open to the Manager and the Auditor of the Trust to which it relates to inspect during normal business hours;

                (iii) (inspection by Noteholder) open for inspection by a Noteholder during normal business hours but only in respect of information relating to that Noteholder; and

                (iv) (not for copying) not available to be copied by any person (other than the Manager) except in compliance with such terms and conditions (if any) as the Manager and Trustee in their absolute discretion nominate from time to time.

29.     Meetings of noteholders
--------------------------------------------------------------------------------

        Meetings of Noteholders of a Trust will be held in accordance with the Note Trust Deed applicable to that Trust and each Noteholder is subject to and bound by the provisions of that Note Trust Deed. A meeting held, or a resolution passed, at a meeting under the Note Trust Deed will be taken to be a meeting

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        held or resolution passed by Noteholders for the purposes of the
        Transaction Documents.

30.     Trustee's and manager's powers, liability and indemnity generally
--------------------------------------------------------------------------------

        Without prejudice to any indemnity allowed by law or elsewhere in this Deed given to the Trustee or the Manager, it is expressly declared as follows. In this clause 30, Relevant Party means each of the Manager, the Servicer, the Calculation Agent, the Custodian, each Paying Agent, the Note Trustee, and the provider of a Support Facility.

30.1    Reliance on certificates

        The Trustee and the Manager shall not incur any liability as a result of relying upon the authority, validity, due authorisation of, or the accuracy of any information contained in any notice, resolution, direction, consent, certificate, receipt, affidavit, statement, valuation report or other document or communication (including any of the above submitted or provided by the Manager (in the case of the Trustee only), by the Trustee (in the case only of the Manager) or by an Approved Seller or a Relevant Party) if the Trustee or the Manager is entitled, under clause 30.2 to assume such authenticity, validity, due authorisation or accuracy.

        In preparing any notice, certificate, advice or proposal the Trustee and the Manager shall be entitled to assume, unless (in the case of the Trustee) it is actually aware to the contrary or (in the case of the Manager) it is actually aware or should reasonably be aware to the contrary, that each person under any Authorised Investment, Support Facility, Receivable, Receivable Security, Related Securities, other Transaction Document or any other deed, agreement or arrangement incidental to any of the above or to any Trust, will perform their obligations under those documents in full by the due date and otherwise in accordance with their terms.

30.2    Trustee's reliance on Manager, Approved Seller or Servicer

        (a) (Authorised Signatories are sufficient evidence) Whenever any certificate, notice, proposal, direction, instruction, document or other communication is to be given to the Trustee, the Trustee may assume:

                (i) the authenticity and validity of any signature in any such document and that such document has been duly authorised; and

                (ii) the accuracy or any information contained in any such documents,

                in either case unless the officers of the Trustee responsible for the administration of the relevant Trust are not actually aware to the contrary.

        (b) (Trustee not liable for loss) The Trustee shall not be responsible for any loss arising from any forgery or lack of authenticity or any act, neglect, mistake or discrepancy of the Approved Seller or any Relevant Party or any officer, employee, agent or delegate of the Approved Seller or the Relevant Party in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Trustee responsible for the administration of the relevant Trust are not actually aware of such forgery, lack of authenticity or validity, act, neglect, mistake or discrepancy.

30.3    Manager's reliance on Trustee, Approved Seller or Servicer

        (a) (Trustee's Authorised Signatories are sufficient evidence) Whenever any certificate, notice, proposal, direction, instruction, document or other communication is to be given to the Manager, the

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                Manager may (unless, in the case of such communication from the
                Servicer, the Manager and the Servicer are the same entity) assume:

                (i) the authenticity and validity of any signature in any such document and that such document had been duly authorised; and

                (ii) the accuracy of any information contained in any such document,

                in either case, unless it is actually aware or should reasonably have been aware to the contrary.

        (b) (Manager not liable for loss) The Manager shall not be responsible for any loss arising from any act, forgery or lack of authenticity or validity, or any neglect, mistake or discrepancy of the Trustee, an Approved Seller or a Servicer or any officer, employee, agent or delegate of the Trustee, the Approved Seller or the Servicer in preparing any such document or in compiling, verifying or calculating any matter or information contained in any such document, if the officers of the Manager responsible for the administration of the relevant Trust are not actually aware or should reasonably have been aware to the contrary, of such forgery, lack of authenticity or validity, act, neglect, mistake or discrepancy.

30.4 Compliance with laws The Trustee and the Manager shall not incur any liability to anyone in respect of any failure to perform or to do any act or thing which by reason of any provision of any applicable present or future law of any place or any applicable ordinance, rule, regulation or by law or of any applicable decree, order or judgment of any competent court or other tribunal, the Trustee and/or the Manager shall be prohibited from doing or performing.

30.5    Reliance on experts

        The Trustee and the Manager may rely on and act on the opinion or statement or certificate or advice of or information obtained from a Servicer, barristers or solicitors (whether instructed by the Manager or the Trustee), bankers, accountants, brokers, valuers and other persons believed by it in good faith to be expert or properly informed in relation to the matters on which they are consulted and the Trustee and the Manager shall not be liable for anything done or suffered by it in good faith in reliance on such opinion, statement, certificate, advice or information except:

        (a) in the case of the Trustee, to the extent of losses, costs, claims or damages caused by the Trustee's fraud, negligence or Default; and

        (b) in the case of the Manager, to the extent of losses, costs, claims or damages caused or contributed to by its breach of its obligations under any Transaction Document.

30.6    Oversights of others

        Without limiting clause 18, but having regard to the limitations in the Trustee's duties, powers, authorities and discretions under this Deed, the Trustee and the Manager shall not be responsible for any act, omission, misconduct, mistake, oversight, error of judgment, forgetfulness or want of prudence on the part of any Relevant Party or agent appointed by the Trustee or the Manager or on whom the Trustee or the Manager is entitled to rely under this Deed (other than a Related Body Corporate), attorney, banker, receiver, barrister, solicitor, agent or other person acting as agent or adviser to the Trustee or the Manager except:

        (a) in the case of the Trustee, to the extent of losses, costs, claims or damages caused by the Trustee's fraud, negligence or Default; and

        (b) in the case of the Manager, to the extent of losses, costs, claims or damages caused or contributed to by its breach of its obligations under any Transaction Document,


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        provided that nothing in this Deed or any other Transaction Document imposes any obligations on the Trustee to review or supervise the performance by any other party of its obligations.

30.7    Powers, authorities and discretions

        Except as otherwise provided in this Deed and in the absence of fraud, negligence, or Default, the Trustee shall not be in any way responsible for any loss (whether consequential or otherwise), costs, damages or inconvenience that may result from the exercise or non-exercise of any powers, authorities and discretions vested in it.

30.8    Impossibility or impracticability

        If for any other reason it becomes impossible or impracticable for it to carry out any or all of the provisions of this Deed or any other Transaction Document, the Trustee and the Manager shall not be under any liability and, except to the extent (in the case of the Trustee only) of its own fraud, negligence, or Default and (in the case of the Manager only) its own breach of contract, nor shall either of them incur any liability by reason of any error of law or any matter or thing done or suffered or omitted to be done in good faith by either of them or their respective officers, employees, agents or delegates.

30.9    Duties and charges

        The Trustee and the Manager shall not be required to effect any transaction or dealing with any Notes or with all or any part of the Authorised Investments of a Trust on behalf or at the request of any Noteholder or other person unless such Noteholder or other person (as the case may be) shall first have paid in cash or otherwise provided to its satisfaction for all duties, Taxes, governmental charges, brokerage, transfer fees, registration fees and other charges (collectively duties and charges) which have or may become payable in respect of such transaction or dealing but the Trustee and the Manager shall be entitled if it so thinks fit to pay and discharge all or any of such duties and charges on behalf of the Noteholder or other person and to retain the amount so paid of any moneys or property to which such Noteholder or other person may be or become entitled under this Deed.

30.10   Legal and other proceedings

        (a) (Indemnity for legal costs) The Trustee and the Manager shall be indemnified out of a Trust for all legal costs and disbursements on a full indemnity basis and all other cost, disbursements, outgoings and expenses incurred by the Trustee and the Manager in connection with:

                (i) the enforcement or contemplated enforcement of, or preservation of rights under;

                (ii) without limiting the generality of paragraph (i) above, the initiation, defence, carriage and settlement of any action, suit, proceeding or dispute in respect of; and

                (iii) obtaining legal advice or opinions concerning or relating to the interpretation or construction of,

                this Deed or any other Transaction Document or otherwise under or in respect of such Trust provided that the enforcement, contemplated enforcement or preservation by the Trustee or the Manager (as the case may be) of the rights referred to in paragraph (i) or the court proceedings referred to in paragraph
                (ii) (including in each case the defence of any action, suit, proceeding or dispute brought against the Trustee or the Manager (as the case may be)), and the basis of incurring any those costs, disbursements, outgoings and expenses by the Trustee or the Manager (as the case may be):

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                (iv)    has been approved in advance by the Manager (such
                        approval not to be unreasonably withheld) (in the case of the Trustee) or by an Extraordinary Resolution of the Noteholders of the Trust;

                (v) is regarded by the Trustee or the Manager (as the case may be) as necessary to protect the interests of the Noteholders in relation to a Trust following a breach by the Manager or the Trustee (as the case may be) of its obligations under this Deed and the Trustee or the Manager (as the case may be) reasonably believes that any delay in seeking an approval under paragraph (iv) will be prejudicial to the interests of the Noteholders in relation to the Trust or the Trustee or the Manager (as the case may be); or

                (vi) the Trustee or the Manager (as the case may be) reasonably considers the incurring of those costs, disbursements, outgoings and expenses to be necessary to protect the Trustee or the Manager (as the case may be) against potential personal liability.

        (b) (Defence of proceedings alleging negligence etc.) Each of the Trustee and the Manager shall be entitled to claim in respect of the above indemnity from the relevant Trust for its expenses and liabilities incurred in defending any action, suit, proceeding or dispute in which (in the case of the Trustee) fraud, negligence or Default or (in the case of the Manager) breach of contract is alleged or claimed against it, but on the same being proved, accepted or admitted by it, it shall from its personal assets immediately repay to such Trust the amount previously paid by such Trust to it in respect of that indemnity.

30.11   No liability except for negligence etc.

        Except to the extent caused by the fraud, negligence or Default on its part or on the part of any of its officers or employees, or any agents or delegate, sub-agent, sub-delegate employed by the Trustee in accordance with this Deed (and where this Deed provides that the Trustee is liable for the acts or omissions of any such person) or by the Manager to carry out any transactions contemplated by this Deed, the Trustee shall not be liable personally for any losses, costs, liabilities or claims arising from the failure to pay moneys on the due date for payment to any Noteholder, any Beneficiary, the Manager or any other person or for any loss howsoever caused in respect of any of the Trusts or to any Noteholder, any Beneficiary, the Manager or other person.

30.12   Further limitations on Trustee's liability

        Subject to clauses 30.2 and 30.13, the Trustee shall not be liable:

        (a) (for loss on its discretions) for any losses, costs, liabilities or expenses arising out of the exercise or non-exercise of its discretion (or by the Manager of its discretions) or for any other act or omission on its part under this Deed, any other Transaction Document or any other document except where the exercise or non-exercise of any discretion, or any act or omission, by the Trustee, or any of its officers or employees, or any agent, delegate, sub-agent, sub-delegate employed by the Trustee in accordance with this Deed (and where this Deed provides that the Trustee is liable for the acts or omissions of any such person) to carry out any transactions contemplated by this Deed, constitutes fraud, negligence or Default;

        (b) (for loss on directions) for any losses, costs, damages or expenses caused by its acting (in circumstances where this Deed requires it to act or contemplates that it may so act) on any instruction or direction given to it by:

                (i) any Relevant Party under this Deed, any other Transaction Document or any other document;

                (ii) by any person under a Support Facility, Receivable or Receivable Security; or

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                (iii)   an Obligor,

                except to the extent that it is caused by the fraud, negligence or Default of the Trustee, or any of its officers or employees, or an agent or delegate employed by the Trustee in accordance with this Deed to carry out any transactions contemplated by this Deed (and where this Deed provides that the Trustee is liable for the acts or omissions of such person);

        (c) (for certain defaults) for any Manager's Default, Servicer Transfer Event or Title Perfection Event;

        (d) (for acts of Servicer) without limiting the Trustee's obligations under the Transaction Documents, for any act, omission or default of a Servicer in relation to its servicing duties or its obligations under the relevant Servicing Agreement;

        (e) (for acts of Custodian) without limiting the Trustee's obligations under the Transaction Documents, for any act, omission or default of a Custodian in relation to its custodial duties or its obligations under the relevant Custodian Agreement;

        (f) (for acts of Note Trustee) without limiting the Trustee's obligations under the Transaction Documents, for any act, omission or default of a Note Trustee in relation to its obligations under the Transaction Documents;

        (g) (for acts of Paying Agent) without limiting the Trustee's obligations under the Transaction Documents, for any act, omission or default of a Paying Agent in relation to its obligations under the Transaction Documents;

        (h) (for acts of Calculation Agent) without limiting the Trustee's obligations under the Transaction Documents, for any act, omission or default of a Calculation Agent in relation to its obligations under the Transaction Documents;

        (i) (failure to comply) for the failure of a person to carry out an agreement with the Trustee in connection with the Trust; or

        (j) (failure to check) for any losses, costs, liabilities or expenses caused by the Trustee's failure to check any calculation, information, document, form or list supplied or purported to be supplied to it by the Manager, Approved Seller or Servicer, except, in the case of paragraphs (c) to (j) (inclusive), to the extent that it is caused by fraud, negligence or Default of the Trustee.

        Nothing in this clause 30.12 alone (but without limiting the operation of any other clause of this Deed) shall imply a duty on the Trustee to supervise the Manager in the performance of the Manager's functions and duties, and the exercise by the Manager of its discretions.

30.13   Liability of Trustee limited to its right of indemnity

        (a) This Deed applies to the Trustee only in its capacity as trustee of each Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph
                (c) below, a liability arising under or in connection with this Deed or a Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the relevant Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Deed and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Deed or a Trust.

        (b) Subject to paragraph (c) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the relevant Trust or seek the appointment of a receiver (except under

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                the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

        (c) The provisions of this clause 30.13 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust as a result of the Trustee's fraud, negligence, or Default.

        (d) It is acknowledged that the Relevant Parties are responsible under this Deed or the other Transaction Documents for performing a variety of obligations relating to the relevant Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this Deed) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (c) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with this Deed or any other Transaction Document to fulfil its obligations relating to a Trust or by any other act or omission of a Relevant Party or any such person.

        (e) In exercising their powers under the Transaction Documents, the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Deed has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (c) above.

        (f) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

30.14   Trustee's right of indemnity - general

        (a) (Indemnity from each Trust) Subject to this Deed and without prejudice to the right of indemnity given by law to trustees, the Trustee will be indemnified out of the Assets of each Trust against all losses and liabilities properly incurred by the Trustee in performing any of its duties or exercising any of its powers under this Deed in relation to that Trust.

        (b) (Preservation of right of indemnity) Subject to clause 30.14(c), and without limiting the generality of clause 30.14(a), the Trustee's right to be indemnified in accordance with clause 30.14(a) and to effect full recovery out of the Assets of a Trust, will apply in relation to any liabilities to Creditors of the Trust notwithstanding any failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this Deed or any other act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including fraud, negligence or Default).

        (c) (Indemnity in certain circumstances held for Trust creditors) Subject to paragraph (d) below, if the Trustee fails to exercise the degree of care and diligence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed or if any other act or omission occurs which would, but for paragraph (b) above, prevent the Trustee from being indemnified in accordance with paragraph (a) above or to effect full recovery out of a Trust (including fraud, negligence or Default):

                (i) the Trustee may not receive or hold or otherwise have the benefit of the indemnity given in clause 30.14(a) otherwise than on behalf of and on trust for Creditors in relation to that Trust; and

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                (ii)    the Trustee may only be indemnified to the extent
                        necessary to allow it to discharge its liability to Creditors in relation to that Trust.

        (d)     (Not to limit rights of others) Nothing in clauses 30.14(a) to
                (c) or 30.13 shall be taken to:

                (i) impose any restriction on the right of any Noteholder, a Beneficiary, the Manager or any other person to bring an action against the Trustee for loss or damage suffered by reason of the Trustee's failure to exercise the degree of care and diligence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed, including the Trustee's fraud, negligence or Default; or

                (ii) confer on the Trustee a right to be indemnified out of the Assets of a Trust against any loss the Trustee suffers in consequence of an action brought against it by reason of the Trustee's breach of trust where the Trustee fails to show the degree of care and diligence required of a trustee having regard to the powers, authorities and discretions conferred on the Trustee by this Deed, including the Trustee's fraud, negligence, or Default.

        (e) (Not to limit Trustee's duty) Nothing in this Deed shall limit the Trustee's duties and obligations under this Deed or prevent or restrict any determination as to whether there has been, or limit the Trustee's personal liability under this Deed for, a fraud, negligence or Default on the part of the Trustee or its officers or employees.

30.15   Trustee's right of indemnity - Consumer Credit Legislation

        (a) (Indemnity from each Trust) Without prejudice to the right of indemnity given by law to trustees, and without limiting any other provision of this Deed, the Trustee will be indemnified out of the Assets of each Trust, free of any set off or counterclaim, against all Civil Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of that Trust in performing any of its duties or exercising any of its powers under this Deed in relation to that Trust.

        (b) (Preservation of right and indemnity) Without limiting the generality of paragraph (a), the Trustee's right to be indemnified in accordance with clause 30.15(a), and to effect full recovery out of the Assets of a Trust pursuant to such a right, will apply notwithstanding any alleged failure by the Trustee to exercise a degree of care, diligence and prudence required of the Trustee having regard to the powers, authorities and discretions conferred on the Trustee under this Deed or any other alleged act or omission which may not entitle the Trustee to be so indemnified and/or effect such recovery (including alleged fraud, negligence or Default) and that is not related to the liability.

        (c) (Overriding) This clause 30.15 overrides any other provision of this Deed.

        (d) (Nominated credit provider) Unless otherwise specified in the Supplementary Terms Notice, the Trustee nominates the Servicer, in relation to each relevant Trust, as credit provider for the purposes of regulation 75 of the Consumer Credit Legislation with respect to Receivables held by the Trustee under the relevant Trust. The Servicer agrees to be a credit provider for the purposes of regulation 75 of the Consumer Credit Legislation in relation to those Receivables.

        (e) (Indemnity) Each Servicer that is a nominated credit provider under Clause 30.15(d) indemnifies the Trustee in relation to each relevant Trust, free of any set off or counterclaim, against all Civil Penalty Payments which the Trustee is required to pay personally or in its capacity as trustee of that Trust in performing any of its duties or exercising any of its powers under this Deed in relation to that Trust.

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        (f)     The Trustee shall call upon the indemnity under paragraph (e)
                before it calls upon the indemnity in paragraph (a).

                In this clause 30.15, Civil Penalty Payment means:

                (i) the amount of any civil penalty which the Trustee is ordered to pay under Part 6 of the Consumer Credit Legislation;

                (ii) any other money ordered to be paid by the Trustee, or legal costs or other expenses payable or incurred by the Trustee related to such an order;

                (iii) any amount which the Trustee agrees to pay to an Obligor or other person in settlement of an application for an order under Part 6 of the Consumer Credit Legislation; and

                (iv) any legal costs or other costs and expenses payable or incurred by the Trustee in relation to that application.

30.16   Right of indemnity

        The Manager shall be indemnified out of the relevant Trust in respect of any liability, cost or expense properly incurred by it in its capacity as Manager of the relevant Trust.

30.17   Conflicts

        (a) (No conflict) Nothing in this Deed shall prevent the Trustee, the Manager or any Related Corporation or Associate of any of them or their directors or other officers (each a Relevant Person) (subject to any applicable laws and regulations) from:

                (i) subscribing for purchase, holding, dealing in or disposing of any Notes;

                (ii) entering into any financial, banking, development, insurance, agency, broking or other transaction with, or providing any advice or services for any of the Trusts; or

                (iii) being interested in any such contract or transaction or otherwise at any time contracting or acting in any capacity as representative or agent.

        (b) (Not liable to account) A Relevant Person shall not be in any way liable to account to any Noteholder, any Beneficiary or any other person for any profits or benefits (including any profit, bank charges, commission, exchange, brokerage and fees) made or derived under or in connection with any transaction or contract specified in paragraph (a) above;

        (c) (Fiduciary relationship) A Relevant Person shall not by reason of any fiduciary relationship be in any way precluded from making any contracts or entering into any transactions with any such person in the ordinary course of its business or from undertaking any banking, financial, development, agency or other services including any contract or transaction in relation to the placing of or dealing with any investment and the acceptance of any office or profit or any contract of loan or deposits or other contract or transaction which any person or company not being a party to this Deed could or might have lawfully entered into if not a party to this Deed. A Relevant Person shall not be accountable to Noteholders, the Beneficiaries or any other person for any profits arising from any such contracts, transactions or offices.

30.18   Trustee not obliged to investigate the Manager etc

        The Trustee shall be responsible only for so much of the Authorised Investments, and the income and proceeds emanating from the Authorised Investments as may be actually transferred or paid to it and the Trustee is expressly excused from:

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        (a)     taking any action or actions to investigate the accounts,
                management, control or activities of the Manager or any other person; or

        (b) inquiring into or in any manner questioning or bringing any action, suit or proceeding or in any other manner seeking to interfere with the management, control or activities (including the exercise or non-exercise of powers and discretions) of such persons or seeking to remove from office such persons, taking any steps or bringing any action, suit or proceedings or in any other manner seeking to vary, amend delete from or add to this Deed or other instrument establishing the Trusts, or wind up any of such persons or vest the Trusts.

30.19   Independent investigation of credit

        (a) (Trustee and Manager may assume independent investigation) The Trustee and the Manager shall be entitled to assume that each Noteholder has, independently and without reliance on the Trustee, the Manager, the Lead Manager or other Note Managers or any other Noteholder, and based on documents and information as each has deemed appropriate, made its own investigations in relation to the Notes, the Trustee, the Manager and the provisions of this Deed and any other Transaction Document and has not entered into any Transaction Document as a result of any inducement from the Trustee or the Manager.

        (b) (Acknowledgement of independent investigation) Each Noteholder agrees that it will, independently and without reliance on the Trustee, the Manager, a Servicer or any other Noteholder and based on documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions as to all matters relating to this Deed and any other Transaction Document.

30.20   Information

        Except for notices and other documents and information (if any) expressed to be required to be furnished to any person by the Trustee under this Deed or any other Transaction Document, the Trustee shall not have any duty or responsibility to provide any person (including any Noteholder or Beneficiary but not including the Manager) with any credit or other information concerning the affairs, financial condition or business of any of the Trusts.

30.21   Entering into Transaction Documents

        Notwithstanding any other provision of this Deed, the Trustee is not obliged to enter into any Transaction Document for a Trust unless the Trustee, with the agreement of the Manager, has received independent legal advice (if required by the Trustee) in relation to the Transaction Document.

30.22   Reliance by Trustee

        Notwithstanding any other provision of this Deed, in the absence of actual knowledge to the contrary, the Trustee is entitled conclusively to rely on and is not required to investigate the accuracy of:

        (a)     the contents of a Sale Notice given to it by an Approved Seller;

        (b)     the contents of any Manager's Report;

        (c) any calculations made by an Approved Seller, a Servicer, the Manager or a Calculation Agent under any Transaction Document including the calculation of amounts to be paid to, or charged against, Noteholders, the Beneficiary or the Seller on specified dates; or

        (d)     the amount of, or allocation of, Collections.

30.23   Investigation by Trustee

        The Manager, each Servicer, each Approved Seller, each Noteholder and the Beneficiary of each Trust acknowledges that:

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        (a)    the Trustee has no duty, and is under no obligation, to
               investigate whether a Manager's Default, Servicer Transfer Event or Title Perfection Event has occurred in relation to that Trust other than where it has actual notice;

        (b) the Trustee is required to provide the notices referred to in this Deed in respect of a determination of Material Adverse Effect only if it is actually aware of the facts giving rise to the Material Adverse Effect; and

        (c) in making any such determination, the Trustee will seek and rely on advice given to it by its advisors in a manner contemplated by this Deed.

PART L.        GENERAL PROVISIONS

31.     Notices
--------------------------------------------------------------------------------
31.1    Notices generally

        Subject to clause 31.2, every notice, certificate, request, direction, demand or other communications required to or by a party to this Deed:

        (a)     must be in writing;

        (b)     must be signed by an Authorised Signatory of the sender;

        (c)     will be taken to be duly given or made:

                (i) (in the case of delivery in person or by post, facsimile transmission or cable) when delivered received or left to the address of that party shown in this Deed (or at such other address as may be notified in writing by that party to the other party from time to time);

                (ii) (in the case of telex) on receipt by the sender of the answerback code of the recipient at the end of transmission; or

                (iii) (in the case of electronic mail) on receipt by the sender of an acknowledgement of transmission,

                but if delivery or receipt is on a day on which business is not generally carried on in the place to which the communication is sent or is later than 4pm (local time), it will be taken to have been duly given or made at the commencement of business on the next day on which business is generally carried on in that place;

31.2    Notices to Noteholders

        A notice, request or other communication by the Trustee, the Manager, the Note Trustee or a Servicer to Noteholders shall be deemed to be duly given or made if given or made in accordance with the relevant Conditions.

31.3    Notices to Designated Rating Agencies

        (a) The Manager shall provide a copy of each notice, request or other communication by the Trustee, the Manager or a Servicer to Noteholders in a Trust to each Designated Rating Agency (if any) for the relevant Trust as from time to time agreed in writing with that Designated Rating Agency, and where a Transaction Document specifies that notice is to be given to each Designated Rating Agency, but the person who is to give that notice is not specified. Where a Transaction Document requires notice to be given to a Designated Rating Agency, that requirement constitutes an "agreement in writing" for the purposes of this clause 31.3.

        (b) The Manager, or failing it, the Trustee will notify each Designated Rating Agency as soon as practicable after all of the Notes in respect of a Trust have been repaid in full.

                                                                       Page (88)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

32.     Payments generally
--------------------------------------------------------------------------------
32.1    Payments to Noteholders

        Any payment made by or on behalf of the Trustee in respect of any Note shall be made in accordance with the Supplementary Terms Notice, the Note Trust Deed and the Agency Agreement.

32.2    Trustee to arrange payments

        The Trustee will:

        (a) prepare or cause to be prepared all cheques which are to be issued to Noteholders and to Beneficiaries and stamp the same as required by law; or

        (b)     otherwise arrange payments under clause 32.1.

        The Trustee will sign (by autographical, mechanical or other means) cheques for despatch on the day on which they ought to be despatched.

32.3    Payment to be made on Business Day

        If any payment is due under a Transaction Document on a day which is not a Business Day (as defined for the purposes of that Transaction Document, whether in this Deed or in that Transaction Document) the due date will be the next Business Day (as defined for the purposes of that Transaction Document, whether in this Deed or in that Transaction Document) unless that day falls in the next calendar month, in which case the due date will be the preceding Business Day (as defined for the purposes of that Transaction Document, whether in this Deed or in that Transaction Document).

32.4    Payment good discharge

        There is a full satisfaction of the moneys payable under a Note, and a good discharge to the Trustee, the Manager or the Servicer (as the case may be) in relation to that Note, when so provided under the Note Trust Deed.

32.5    Valid receipts

        The receipt of the Trustee for any moneys shall exonerate the person paying the same from all liability to make any further enquiry. Every such receipt shall as to the moneys paid or expressed to be received in such receipt, effectually discharge the person paying such moneys from such liability or enquiry and from being concerned to see to the application or being answerable or accountable for any loss or misapplication of such moneys.

32.6    Taxation

        (a) (Net payments) Subject to this clause, payments in respect of the Notes shall be made free and clear of, and without deduction for, or by reference to, any present or future Taxes of any Australian Jurisdiction unless required by law.

        (b) (Interest Withholding Tax) Payments on Notes by or on behalf of the Trustee will be made subject to deduction for any interest withholding tax imposed by the Commonwealth of Australia from payments of interest in respect of the Notes to non-residents of the Commonwealth of Australia who are not carrying on business in the Commonwealth of Australia at or through a permanent establishment and to residents of the Commonwealth of Australia carrying on business at or through a permanent establishment outside the Commonwealth of Australia and all other withholdings and deductions referred to in the relevant Condition of the Notes.

                                                                       Page (89)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

33.     Amendment
--------------------------------------------------------------------------------
33.1    Amendment without consent

        Subject to clause 33.2, the Trustee, the Manager and a Servicer (in relation to a Trust) may by way of supplemental deed alter, add to or modify this Deed (including this clause 33) or (subject to clause 6.3(c)) a Supplementary Terms Notice in respect of any one or more Trusts so long as such alteration, addition or modification either complies with clause 33.2 or is:

        (a) (correct manifest error) to correct a manifest error or ambiguity or is of a formal, technical or administrative nature only;

        (b) (comply with law) necessary to comply with the provisions of any statute or regulation or with the requirements of any Government Agency;

        (c) (change in law) appropriate or expedient as a consequence of an amendment to any statute or regulation or altered requirements of any Government Agency (including an alteration, addition or modification which is appropriate or expedient as a consequence of the enactment of a statute or regulation or an amendment to any statute or regulation or ruling by the Commissioner or Deputy Commissioner of Taxation or any governmental announcement or statement, in any case which has or may have the effect of altering the manner or basis of taxation of trusts generally or of trusts similar to any of the Trusts);

        (d) (not yet constituted Trust) to apply only in respect of a Trust not yet constituted under this Deed; or

        (e) (otherwise desirable) in the reasonable opinion of the Trustee, the Manager and the Servicer desirable to enable the provisions of this Deed to be more conveniently, advantageously, profitably or economically administered or is otherwise desirable for any reason.

33.2    Amendment with consent

        Where in the reasonable opinion of the Trustee a proposed alteration, addition or modification to this Deed is prejudicial or likely to be prejudicial to the interests of the Noteholders (as to which the Trustee may rely on a determination by the Note Trustee) or a Class of Noteholders or the Beneficiaries in a particular then constituted Trust such alteration, addition or modification may only be effected by the Trustee with the prior consent of the Noteholders or a Class of Noteholders (as the case may be) in the particular Trust under an Extraordinary Resolution of the Noteholders or a Class of Noteholders (as the case may be) in the Trust or with the prior written consent of the Beneficiaries (as the case may be).

33.3    Copy of amendments to Noteholders

        The Trustee shall on request by a Noteholder, provide the Noteholder with a copy of the supplemental deed effecting any alteration, addition or modification to this Deed.

33.4    Copy of amendments in advance to Designated Rating Agencies

        The Manager shall provide a copy of a proposed alteration, addition or modification to any Transaction Document in relation to a Rated Trust, where the Transaction Document requires notice be given to the Designated Rating Agency to each Designated Rating Agency (if any) for the Rated Trust at least 5 Business Days (or such other period as may from time to time be agreed by the Manager with the Designated Rating Agency) prior to any alteration, addition or modification taking effect. Notwithstanding any other provision of any Transaction Document, other than clause 33.2 of this Deed, no alteration, addition or modification thereof will be made if such alteration, addition or modification will or does adversely affect the ratings (if any) of the Notes.

                                                                       Page (90)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

34.     Confidentiality
--------------------------------------------------------------------------------
34.1    Confidential information

        Each party shall keep, and shall procure that its officers and advisers shall keep, the following matters (referred to in this clause 34 as Confidential Information) strictly confidential to those officers and advisers of the party whose involvement and knowledge is necessary:

        (a) any information regarding, or copies of, any Transaction Document or any transaction contemplated by any Transaction Document; and

        (b) any information disclosed by any party (including an Approved Seller) to other parties in accordance with this Deed.

34.2    Exceptions

        (a) Notwithstanding clause 34.1, a party may disclose Confidential Information where:

                (i) a Transaction Document requires or contemplates such disclosure, including to the successors of a party, a Designated Rating Agency, which has, pursuant to a request by the Manager, rated such Notes in relation to that Trust, and a provider of Support Facilities;

                (ii) information is required to enter the public domain pursuant to this Deed or which comes into the public domain, for reasons other than a breach of this Deed;

                (iii) information is required to be disclosed under any law or by the listing rules of any relevant Stock Exchange;

                (iv) any information is required to be disclosed by a Government Agency;

                (v) the other parties have given their consent to that disclosure; or

                (vi) information is legally required to be disclosed on account of any discovery, judgement, order or decree of any court or regulatory authority having jurisdiction.

        (b) Disclosure under (a)(vi) shall only be made to the extent legally required and the disclosing party must use its best efforts to obtain reliable assurances that confidential treatment conforming as nearly as practicable to the terms of this clause 34 will be accorded to the Confidential Information so disclosed by the entities to whom disclosure is made.

34.3    No merger

        The rights and obligations of the parties under this clause 34 will not merge on completion of any transaction under, or termination of, this Deed and the Transaction Documents. They will survive the execution and delivery of any assignment or other document entered into for the purpose of implementing any transaction.

35.     Miscellaneous
--------------------------------------------------------------------------------

35.1    Data Base to be retained as confidential

        Each party shall retain as confidential to itself the Data Base in so far as the same is held by it and shall not disclose the Data Base to any other person (including any of its Related Bodies Corporate) except:

        (a) (Transaction Documents) as permitted or required by any Transaction Document or necessary for any party to a Transaction Document to perform its respective duties and obligations;

                                                                       Page (91)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

        (b) (enforcement) as required for the enforcement or attempted enforcement of any Transaction Document, Loan, Mortgage or Related Securities;

        (c) (professional advisers) to any professional adviser, delegate, agent or sub-agent of that party under a power contained in a Transaction Document;

        (d) (officers) to the officers, employees and directors of that party made in the performance by that party respectively of its duties and obligations under the Transaction Documents or at law;

        (e) (Auditors) to the Auditor of any Trust or as required by the Auditor of any Trust; or (f) (law) as required by law or by any Government Agency or by the listing rules of any relevant Stock Exchange, subject in all cases to the Privacy Act.

35.2    Certificates by Manager

        Any statement or certificate by the Manager in relation to any act, matter, thing or state of affairs in relation to any of the Trusts, this Deed or any other Transaction Document shall, in the absence of manifest error be final, binding and conclusive on the Trustee, the Beneficiaries, the Noteholders and all other persons.

35.3    Waivers, remedies cumulative

        Save as provided in this Deed, no failure to exercise and no delay in exercising on the part of any party of any right, power or privilege under this Deed shall operate as a waiver. Nor shall any single or partial exercise of any right, power or privilege preclude any other or further exercise of that or any other right, power or privilege.

35.4    Retention of documents

        (a) All instruments of transmission shall be retained by the Manager for a period of seven years. On the expiration of seven years from the date of any such document the document may be destroyed.

        (b) All files in respect of each Loan, Mortgage or Related Securities and related computer tape held by a Servicer shall be retained by the Servicer for a period of seven years after the related Loan has been paid in full or is otherwise liquidated or for such longer period required by law.

35.5    Governing law

        This Deed shall be governed by and construed in accordance with the laws of New South Wales. Each of the parties and the Noteholders submits to the non-exclusive jurisdiction of courts exercising jurisdiction there.

35.6    Severability of provisions

        Any provision of any Transaction Document which is prohibited or unenforceable in any jurisdiction is, as to that jurisdiction, ineffective to the extent of that prohibition or unenforceability. This does not invalidate the remaining provisions of that Transaction Document nor affect the validity or enforceability of that provision in any other jurisdiction.

35.7    Counterparts

        This Deed may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

35.8    Inspection of this Deed

        The Noteholders may inspect a copy of this Deed, each relevant Supplementary Terms Notice, Servicing Agreement and Security Trust Deed at the office of the

                                                                       Page (92)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

        relevant Note Trustee during normal business hours, but shall not be entitled to a copy of any of them.

        EXECUTED as a deed in Canberra.

SIGNED SEALED and DELIVERED             )
on behalf of                            )
NATIONAL MUTUAL TRUSTEES                )
LIMITED                                 )
by its attorney under Power of          )
Attorney dated                          )
Who hereby declares that no notice of   )
Alteration to or revocation of the said )
Power of Attorney has been received by  )
them in the presence of:                )

                                            ------------------------------------
                                            Signature


-----------------------------------------   ------------------------------------
Witness                                     Print name


-----------------------------------------
Print name


CRUSADE / MANAGER

SIGNED SEALED and DELIVERED             )
on behalf of CRUSADE                    )
MANAGEMENT LIMITED                      )
by its attorney [under power of         )
attorney] in the presence of:           )

                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


ST.GEORGE

SIGNED SEALED and DELIVERED             )
on behalf of                            )
ST GEORGE BANK LIMITED                  )
by its attorney [under power of         )
attorney] in the presence of:           )

                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name

                                                                       Page (93)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

SCHEDULE 1

NOTE ISSUE DIRECTION
--------------------------------------------------------------------------------

To: National Mutual Trustees Limited as trustee of the Crusade Euro Trust No. X of Y (the Trustee)

From:   Crusade Management Limited (ACN 072 715 916) (the Manager)

1.      Proposal to Issue Notes
--------------------------------------------------------------------------------

Under clause 6.1 of the Master Trust Deed dated [*] 1998 (as amended from time to time) establishing the Crusade Euro Trusts (the Trust Deed) the Manager proposes and directs in this Note Issue Direction (the Note Issue Direction) that the Trustee on [*] (the Note Issue Date) will:

(a) hold as trustee of the Crusade Euro Trust No. X of Y (the Trust) on the terms of the Trust Deed the benefit of the Portfolio of Receivables specified in [the attached Sale Notice/Annexure "A"] (the Portfolio of Receivables);

(b)     issue as trustee of the Trust the Notes specified below (the proposed
        Notes):

        (i) the name(s), total principal amount, total number and Subscription Amount of the proposed Notes are as follows:

               Name(s):

               Total principal amount:

               Total number:

               Subscription Amount:

               Issue price:

               Note Issue Date:

        (ii) the proposed Notes [will/will not] constitute a Class separate from any other Notes previously issued by the Trustee in its capacity as trustee of the Trust or from any other proposed Notes referred to in this Note Issue Direction.

               [The details of each Class are as follows:

               [specify information in (i) above for each Class]]

[(c) pay to [[*] (the Approved Seller)/[ ] (the Warehouse Trust)] the principal amount of the Loans relating to the Portfolio of Receivables at [date] (the Cut-Off Date) being $[*].]

[(d)    the Lead Manager for the issue is [*]]

[(e) the Note Manager is [*] and was appointed pursuant to a Subscription Agreement dated [*] by which:

        - [*]

2.      Security Trust Deed and Support Facilities
--------------------------------------------------------------------------------

        For the purposes of clause 6.2(a)(viii) of the Trust Deed:

        (a) a Security Trust Deed for the Trust [must/need not] be put in place prior to the Note Issue Date.

        (b)     the following Support Facilities must be effected prior to the
                Note Issue Date:

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

        [insert details]

3.      Supplementary Terms Notice
--------------------------------------------------------------------------------

        The terms of the Supplementary Terms Notice for the proposed Notes [each Class of the proposed Notes] are contained [in the attached duly completed Supplementary Terms Notice/in the Supplementary Terms Notice attached to the Note Issue Direction dated [*]].

4.      Manager's Certifications
--------------------------------------------------------------------------------

        For the purposes of clause 6.6(a) of the Trust Deed, but subject to the Trust Deed, the Manager certifies to the Trustee that:

        (a) this Note Issue Direction, and each accompanying Supplementary Terms Notice, complies with the Trust Deed; and

        (b) it expects the revenue which the Obligors have contracted to pay under the Receivables the subject of the Trust will be sufficient to enable the Trustee to meet the expenses of the Trust and the amounts due to Noteholders.

Interpretation

Each expression used in this Note Issue Direction that is not defined has the same meaning as in the Trust Deed.

Dated:

For and on behalf of Crusade Management Limited


-------------------------------------------------
Authorised signatory

RECEIPT

We acknowledge receipt of the above Note Issue Direction.

This acknowledgement shall not constitute a declaration by the Trustee that any property (including any Receivable Security) shall be held on trust for any person.

For and on behalf of National Mutual Trustees Limited


-------------------------------------------------
Authorised signatory


                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

Annexure "A"

Receivables
--------------------------------------------------------------------------------

[Attach Sale Notice or specify Receivables]


                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

SCHEDULE 2

NOTICE OF CREATION OF TRUST
--------------------------------------------------------------------------------

To:     National Mutual Trustees Limited (the Trustee)

From:   Crusade Management Limited (ACN 072 715 916) (the Manager)


Under clause 3.2(a)(ii) of the Master Trust Deed dated [*] 1998 between the Trustee in its capacity as trustee, the Manager as trust manager and St.George Bank Limited establishing the Crusade Euro Trusts (as amended from time to time) (the Master Trust Deed) the Manager gives notice of the creation of a Trust under the Master Trust Deed to be known as the Crusade Euro Trust No. X of Y [or such other name as the Manager and the Trustee have agreed under clause 3.3(a)(i) of the Master Trust Deed].

The Crusade Euro Trust No. X of Y will be a Trust for the purposes of the Master Trust Deed.

This Notice of Creation of Trust is accompanied by $10.00 from [*] in accordance with clause 3.2(a)(ii) of the Master Trust Deed. [The Trustee must issue a residual capital unit to [*]]

The Beneficiary of the Trust is [name], of [address] [give details of units and other Beneficiaries, if any]

Terms defined in the Master Trust Deed have the same meaning when used in this Notice.

Dated:

For and on behalf of Crusade Management Limited


-----------------------------------------------
Authorised Signatory

For and on behalf of National Mutual Trustees Limited


-----------------------------------------------
Authorised Signatory

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

SCHEDULE 3

VERIFICATION CERTIFICATE

--------------------------------------------------------------------------------


To: National Mutual Trustees Limited as trustee of the Crusade Euro Trust No. X of Y (the Trustee).

CRUSADE EURO TRUSTS

I [*] am a [director/secretary/Authorised Signatory] of [*] Limited of [*] (the Company).

I refer to the Master Trust Deed (the Master Trust Deed) dated [*] 1998 between the Trustee in its capacity as trustee and Crusade Management Limited as Manager and St. George Bank Limited as Servicer.

Definitions in the Master Trust Deed apply in this Certificate.

I CERTIFY as follows.

1.      Attached to this Certificate are complete and up to date copies of:

        (a) the memorandum and articles of association of the Company (marked A); and

        (b) a duly stamped and registered power of attorney granted by the Company for the execution of each Transaction Document to which it is expressed to be a party (marked B). That power of attorney has not been revoked or suspended by the Company and remains in full force and effect.

2. The following are signatures of the Authorised Officers of the Company and the persons who have been authorised to sign each Transaction Document to which it is expressed to be a party and to give notices and communications under or in connection with the Transaction Documents.

        Authorised Signatories

        Name                      Position              Signature

        *                         *
                                                        ------------------------

        *                         *
                                                        ------------------------

        *                         *
                                                        ------------------------


        Signatories

        Name                      Position              Signature

        *                         *
                                                        ------------------------

        *                         *
                                                        ------------------------

        *                         *
                                                        ------------------------


Signed:


---------------------------------------

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


        [Director/Secretary/Authorised Signatory]


        ---------------------------------------
        Print name

DATED


                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


SCHEDULE 4

WAREHOUSE TRUST DIRECTION

--------------------------------------------------------------------------------

To: National Mutual Trustees Limited as trustee of the [Crusade Euro Warehouse Trust #[]] (the Trustee)

From:   Crusade Management Limited (ACN 072 715 916) (the Manager)

1.      Direction to acquire Receivables
--------------------------------------------------------------------------------

Under clause 11.1 of the Master Trust Deed dated [*] 1998 (as amended from time to time) establishing the Crusade Euro Trusts (the Master Trust Deed) the Manager proposes and directs in this Direction (the Direction) that the Trustee on [*] (the Note Issue Date) will:

(a) hold as trustee of the [Crusade Euro Warehouse Trust #[]] (the Trust) on the terms of the Master Trust Deed the benefit of the Portfolio of Receivables specified in Annexure "A" (the Portfolio of Receivables);

[(b) pay to [[*] (the Approved Seller)/[ ] (the Seller Trust)] the principal amount of the Loans relating to the Portfolio of Receivables at [date] (the Cut-Off Date) being $[*]; and]

(c) enter into the Warehouse Facility Agreement in the attached form with [*] to have financial accommodation of up to $[*] or any greater amount proposed by the Manager from time to time.

2.      Supplementary Terms Notice
--------------------------------------------------------------------------------

The Supplementary Terms Notice for the Trust is set out in Annexure "B".

3.      [Standing direction
--------------------------------------------------------------------------------

This is a standing Warehouse Trust Direction for the purposes of clause 12.6, in the manner set out in the attached Supplementary Terms Notice.]

4.      Manager's Certifications
--------------------------------------------------------------------------------

Subject to the Master Trust Deed, the Manager certifies to the Trustee that this Direction, complies with the Master Trust Deed.

Interpretation

Each expression used in this Direction that is not defined has the same meaning as in the Trust Deed.

Dated:

For and on behalf of Crusade Management Limited


---------------------------------------
Authorised signatory

RECEIPT

We acknowledge receipt of the above Warehouse Trust Direction.

This acknowledgement shall not constitute a declaration by the Trustee that any property (including any Receivable Security) shall be held on trust for any person.


                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


For and on behalf of NATIONAL MUTUAL TRUSTEES LIMITED


---------------------------------------
Authorised signatory


                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

Annexure "A"

Receivables

--------------------------------------------------------------------------------

[Attach Sale Notice or specify Receivables]

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

Annexure "B"

SUPPLEMENTARY TERMS NOTICE
--------------------------------------------------------------------------------

SEE ANNEXURE E OF MASTER TRUST DEED FOR DETAILS TO BE INCLUDED

[CRUSADE EURO WAREHOUSE #[] TRUST]
WAREHOUSE TRUST SUPPLEMENTARY TERMS NOTICE

1.      INTRODUCTION
--------------------------------------------------------------------------------

        This Supplementary Terms Notice is issued on [*] 1998 by Crusade Management Limited (ACN 072 715 916) as manager (Manager) pursuant and subject to the Master Trust Deed dated [*] 1998 (the Master Trust Deed) between (among others) the Manager and National Mutual Trustees Limited (ACN 004 029 841) as trustee of the [Crusade Euro Warehouse #[]] Trust created under the Notice of Creation of Trust (the Trustee).

        Each party to this Supplementary Terms Notice agrees to be bound by the Transaction Documents as amended by this Supplementary Terms Notice in the capacity set out with respect to them in this Supplementary Terms Notice or the Master Trust Deed.

        St.George Bank Limited (the Servicer) agrees to service the Purchased Receivables and Purchased Receivable Securities in accordance with the Servicing Agreement.

2.      SUPPLEMENTARY TERMS NOTICE AND TRUST BACK
--------------------------------------------------------------------------------

        (a) Under clauses 9.2 and 11 of the Master Trust Deed, the Manager directs the Trustee to:

               (i)    enter into the Warehouse Facility Agreement;

               (ii)   accept any Sale Notice; and

               (iii) Borrow under the Warehouse Facility Agreement from time to time in accordance with clause 9 and the Warehouse Facility Agreement.

        (b) A Trust Back, entitled Warehouse Trust Back #[], is created in relation to any Other Secured Liabilities secured by the Purchased Receivable Securities.

        (c)    The parties agree that:

               (i) the Trust will be a Trust for the purposes of the Master Trust Deed; and

               (ii) the Trust will not be a Rated Trust under the Master Trust Deed.

3.      DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------
3.1     Definitions

        Unless otherwise defined in this Supplementary Terms Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Supplementary Terms Notice.

        In this Supplementary Terms Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

        Crusade Euro Warehouse #[] Trust, and do not apply to any other Trust (as defined in the Master Trust Deed).

        [*]

3.2     Interpretation

        Clause 1.2 of the Master Trust Deed is incorporated into this Supplementary Terms Notice as if set out in full, except that any reference to deed is replaced by a reference to Supplementary Terms Notice.

3.3     Limitation of liability

        (a)    General

               Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee under this Agreement.

        (b)    Liability of Trustee limited to its rights of indemnity

               (i) The Trustee enters into this Supplementary Terms Notice only in its capacity as trustee of the Warehouse Trust and in no other capacity (except where this Supplementary Terms Notice provides otherwise). Subject to paragraph
                      (iii) below, a liability arising under or in connection with this Supplementary Terms Notice or the Warehouse Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Warehouse Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Supplementary Terms Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Supplementary Terms Notice or the Warehouse Trust.

               (ii) Subject to paragraph (iii) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Warehouse Trust or seek the appointment of a receiver (except under the Security Trust Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

               (iii) The provisions of this clause 3.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the assets of the Warehouse Trust, as a result of the Trustee's fraud, negligence, or Default.

               (iv) It is acknowledged that the Relevant Parties are responsible under this Deed or the other Transaction Documents for performing a variety of obligations relating to the Warehouse Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under the Transaction Documents) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Warehouse Trust or by any other act or omission of a Relevant Party or any such person.

               (v) In exercising their powers under the Transaction Documents, the each of Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Deed has

                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

                      authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (iii) above.

               (vi) In this clause, Relevant Parties means each of the Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any provider of a Support Facility.

               (vii) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

4.      ACQUISITION OF RECEIVABLES
--------------------------------------------------------------------------------

        [*]

5.      DISPOSAL OF RECEIVABLES
--------------------------------------------------------------------------------

        [*]

6.      CASHFLOW ALLOCATION METHODOLOGY
--------------------------------------------------------------------------------

        [*]

7.      MASTER TRUST DEED AND SERVICING AGREEMENT
--------------------------------------------------------------------------------

7.1     Completion of details in relation to Master Trust Deed

        (a)    (Manager fee)

               [*]

        (b)    (Trustee fee)

               [*]

        (c)    (Servicing fee)

               [*]

7.2     Amendments to Master Trust Deed

        [*]

7.3     Amendments to Servicing Agreement

        [*]

8.      BENEFICIARY
--------------------------------------------------------------------------------

        [*]

9.      TITLE PERFECTION EVENTS
--------------------------------------------------------------------------------

        [*]


        EXECUTED as a deed in New South Wales.

        Each attorney executing this Supplementary Terms Notice states that he or she has no notice of revocation or suspension of his or her power of attorney.

                                                                        Page (3)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

TRUSTEE

SIGNED SEALED and DELIVERED             )
by NATIONAL MUTUAL                      )
TRUSTEES LIMITED                        )
(ACN 004 029 841)                       )
by its attorney under Power of          )
Attorney dated                          )
Who hereby declares that no notice of   )
Alteration to or revocation of the said )
Power of Attorney has been received by  )
them in the presence of:                )

                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


MANAGER

SIGNED SEALED and DELIVERED             )
by CRUSADE MANAGEMENT                   )
LIMITED                                 )
in the presence of:                     )
                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


SERVICER

SIGNED SEALED and DELIVERED             )
by ST GEORGE BANK LIMITED               )
in the presence of:                     )
                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name



                                                                        Page (4)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


ANNEXURE A

SALE NOTICE
--------------------------------------------------------------------------------



TO: National Mutual Trustees Limited as trustee of the Crusade Euro Trust No. X of Y (the Trustee)

Attention:  [*]

FROM:   [*]
(the Approved Seller)

Dear Sirs

MASTER TRUST DEED

We refer to the Master Trust Deed (the Master Trust Deed) dated [*] between National Mutual Trustees Limited, St.George Bank Limited and Crusade Management Limited and the Supplementary Terms Notice issued under the Master Trust Deed in relation to the [*] Trust (the Supplementary Terms Notice).

1.      DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------
1.1     Definitions

        Terms defined in the Master Trust Deed and the Supplementary Terms Notice shall have the same meaning in this Sale Notice unless the context otherwise requires except that:

        Cut-Off Date means [          ].

        Expiry Time means 4:00pm on [*].

        [Offered Receivable Interest means that part of the Offered Receivable Rights which consists of the Approved Seller's right, title, benefit, interest (present and future) in, to, under or derived from any Receivable Security and the Related Receivables.] [For Land only].

        Offered Receivable Rights means the Approved Seller's right, title and interest in and to the Receivables and Receivable Securities described in the attached computer disk and printout, and the related Receivable Rights, except to the extent of the exclusion in paragraphs (c) and (d) of the definition of Receivable Rights.

        Purchase Price means [ ].

        A reference to any clause is a reference to that clause in this Sale Notice.

1.2     Interpretation

        The provisions of the Master Trust Deed will apply to any contract formed if the offer contained in this Sale Notice is accepted.

2.      OFFER
--------------------------------------------------------------------------------

        Subject to the terms and conditions of this Sale Notice, the Approved Seller, as legal and beneficial owner, offers to sell and assign the Offered Receivable Rights (free from any Security Interest) to the Trustee for the Purchase Price.


                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

3.      ACCEPTANCE
--------------------------------------------------------------------------------

        (a) The offer in clause 2 is irrevocable during the period up to and including the Expiry Time.

        (b) The Trustee may accept the offer contained in this Sale Notice at any time prior to the Expiry Time by, and only by, the payment by the Trustee to the Approved Seller (or as it directs) of $[*] in same day funds [by bank cheque] [to the following bank account:
               [*], Account Number [*].]

        (c)    Notwithstanding:

               (i)    satisfaction of all relevant conditions precedent; or

               (ii) any negotiations undertaken between the Approved Seller and the Trustee prior to the Trustee accepting the offer contained in this Sale Notice,

                             the Trustee is not obliged to accept the offer
                   contained in this Sale Notice and no contract for the sale or purchase of any Offered Receivable Rights will arise unless and until the Trustee accepts the offer contained in the Sale Notice in accordance with this clause.

        (d) The offer contained in this Sale Notice may only be accepted in relation to all the Offered Receivable Rights.

        (e) On the acceptance of the offer contained in this Sale Notice, the Trustee shall:

               (i) subject to the Master Trust Deed and any relevant Supplementary Terms Notice, hold the beneficial interest in the Offered Receivable Rights on and from the Closing Date, free of any set-off or counterclaim; and

               (ii)   not assume any obligation under the Offered Receivable
                      Rights.

4.      CONSIDERATION
--------------------------------------------------------------------------------

        [(a) If the Trustee accepts the offer in this Sale Notice, the Purchase Price shall be divided between the property purchased as follows:

               (i) the lesser of $100 or 5% of the Purchase Price to that part of the Offered Receivable Rights which is not part of the Offered Receivable Interest; and

               (ii) the balance to the Offered Receivable Interest.] [Only for Mortgages]

        [(b) On the payment of the Purchase Price, the Trustee shall ensure that any Accrued Interest Adjustment (as defined in the Supplementary Terms Notice) is made in accordance with the Master Trust Deed and any relevant Supplementary Terms Notice.]

        [(c) After the Closing Date, the Approved Seller will on the next Payment Date pay to the Trustee, as an adjustment to the Purchase Price, an amount equal to any Principal Collections received by the Approved Seller in relation to the Purchased Receivables from the close of business on the Cut-Off Date to but excluding the Closing Date. Such payment will be discharged by the Manager or the Servicer depositing such amount in the relevant Collection Account.]

5.      ACKNOWLEDGEMENT
--------------------------------------------------------------------------------

        The Approved Seller acknowledges, agrees and confirms to the Trustee that:

                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

        (a) (Master Trust Deed binding on it) the Master Trust Deed is a valid and binding obligation of the Approved Seller enforceable in accordance with its terms;

        (b) (repeat representations) the Approved Seller repeats the representations and warranties made by it in clause 12.6 of the Master Trust Deed in so far as they apply to the Offered Receivable Rights;

        (c)    (description of Receivables)

               (i) a description of the Receivables and Receivable Securities is in the attached computer disk and hard copy; and

               (ii) each Receivable and Receivable Security included or referred to in the Offered Receivable Rights constitutes an Eligible Receivable;

        (d) (no default) no Title Perfection Event is subsisting as at the date of this Sale Notice nor, if the offer is accepted, will there be any Title Perfection Event subsisting at the date the offer is accepted or the date the purchase price is paid nor will any Title Perfection Event result from the offer evidenced by this Sale Notice or the transfer of the Offered Receivable Rights;

        (e) (Authorisations) all necessary Authorisations for the offer evidenced by this Sale Notice and the transfer of the Offered Receivable Rights have been taken, or as the case may be, obtained.

6.      GOVERNING LAW
--------------------------------------------------------------------------------

        This Sale Notice is governed by the laws of New South Wales.




        Authorised Signatory of

        [*]


                                                                        Page (3)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


ANNEXURE B

SELLER ACCESSION CERTIFICATE
--------------------------------------------------------------------------------
DEED dated                         between:

Date
-----------

Parties

-----------

1.          [NAME OF APPROVED SELLER] (A.C.N. [*]) (the Approved Seller);

2. NATIONAL MUTUAL TRUSTEES LIMITED (ACN 004 029 841) as trustee of the Crusade Euro Trust No. X of Y (the Trustee); and

3.          CRUSADE MANAGEMENT LIMITED (ACN 072 715 916) (the Manager).

Recitals
-----------

A Under a Master Trust Deed (the Master Trust Deed) dated [*] 1998 between the Trustee, Crusade Management Limited and St.George Bank Limited Trusts may be established to purchase Receivables from the Approved Seller.

--------------------------------------------------------------------------------

IT IS AGREED AS FOLLOWS

1. In this Deed terms defined in the Master Trust Deed have the same meaning.

2. The Approved Seller shall as and from the date of this Deed be an Approved Seller for the purposes of the Master Trust Deed as if named as a party to the Master Trust Deed in the capacity of an Approved Seller. The Approved Seller agrees to comply with the Master Trust Deed. All the terms and conditions of it shall bind the Approved Seller accordingly, and it shall be entitled to all rights of an Approved Seller under the Master Trust Deed.

3. The Approved Seller agrees to be a credit provider for the purposes of regulation 75 of the Consumer Credit Code in relation to Receivables disposed of by the Approved Seller.

4.      This Deed is governed by the laws of New South Wales.

5. Each attorney executing this Deed states that he has no notice of the revocation of his power of attorney.

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

SIGNED SEALED and DELIVERED             )
on behalf of                            )
[*]LIMITED                              )
by its attorney                         )
in the presence of:                     )
                                            ------------------------------------
                                            Attorney

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


TRUSTEE

SIGNED SEALED and DELIVERED             )
by NATIONAL MUTUAL                      )
TRUSTEES LIMITED                        )
(ACN 004 029 841)                       )
by its attorney under Power of          )
Attorney dated                          )
Who hereby declares that no notice of   )
Alteration to or revocation of the said )
Power of Attorney has been received by  )
them in the presence of:                )

                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


MANAGER

SIGNED SEALED and DELIVERED             )
on behalf of                            )
CRUSADE MANAGEMENT LIMITED              )
                                        )
by its attorney                         )
in the presence of:                     )

                                            ------------------------------------
                                            Attorney

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name

[OTHER PARTIES]


                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

ANNEXURE C

SUPPLEMENTARY TERMS NOTICE
--------------------------------------------------------------------------------


        SEE ANNEXURE D OF THE TRUST DEED

        FOR DETAILS TO BE INCLUDED


        CRUSADE EURO TRUST NO. X OF Y

        SUPPLEMENTARY TERMS NOTICE


1.      INTRODUCTION
--------------------------------------------------------------------------------

        This Supplementary Terms Notice is issued on [*] 1998 by Crusade Management Limited (ACN 072 715 916) as manager (Manager) under the Master Trust Deed (as defined below). It is issued pursuant and subject to the Master Trust Deed dated [*] 1998 (the Master Trust Deed) between (among others) the Manager and National Mutual Trustees Limited (ACN 004 029 841) as trustee of the Crusade Euro Trust No. X of Y (the Trustee).

        Each party to this Supplementary Terms Notice agrees to be bound by the Transaction Documents as amended by this Supplementary Terms Notice in the capacity set out with respect to them in this Supplementary Terms Notice or the Master Trust Deed.

        St.George Bank Limited (the Servicer) agrees to service the Purchased Receivables and Purchased Receivable Securities in accordance with the Servicing Agreement.

2.      DIRECTION AND TRUST BACK
--------------------------------------------------------------------------------

        (a) A Trust Back, entitled St.George [] Trust Back, is created in relation to Other Secured Liabilities secured by the Purchased Receivable Securities.

        (b) The parties agree that the Trust will be a Trust for the purposes of the Transaction Documents.

3.      DEFINITIONS AND INTERPRETATION
--------------------------------------------------------------------------------

3.1     Definitions

        Unless otherwise defined in this Supplementary Terms Notice, words and phrases defined in the Master Trust Deed have the same meaning where used in this Supplementary Terms Notice.

        In this Supplementary Terms Notice, and for the purposes of the definitions in the Master Trust Deed, the following terms have the following meanings unless the contrary intention appears. These definitions apply only in relation to the Crusade Euro Trust No. X of Y , and do not apply to any other Trust (as defined in the Master Trust
        Deed).

        [*]

        3.2    Interpretation

        Clause 1.2 of the Master Trust Deed is incorporated into this Supplementary Terms Notice as if set out in full, except that any reference to deed is replaced by a reference to Supplementary Terms Notice.

3.2     Limitation of liability

                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

        (a)    General

               Clause 30 of the Master Trust Deed applies to the obligations and liabilities of the Trustee and the Manager under this Supplementary Terms Notice.

        (b)    Liability of Trustee limited to its right of indemnity

               (i) The Trustee enters into this Supplementary Terms Notice only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to paragraph (iii) below, a liability arising under or in connection with this Supplementary Terms Notice or the Trust can be enforced against the Trustee only to the extent to which it can be satisfied out of the assets and property of the Trust which are available to satisfy the right of the Trustee to be exonerated or indemnified for the liability. This limitation of the Trustee's liability applies despite any other provision of this Supplementary Terms Notice and extends to all liabilities and obligations of the Trustee in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Supplementary Terms Notice or the Trust.

               (ii) Subject to paragraph (iii) below, no person (including any Relevant Party) may take action against the Trustee in any capacity other than as trustee of the Trust or seek the appointment of a receiver (except under the Security Trust
                      Deed), or a liquidator, an administrator or any similar person to the Trustee or prove in any liquidation, administration or arrangements of or affecting the Trustee.

               (iii) The provisions of this clause 3.3 shall not apply to any obligation or liability of the Trustee to the extent that it is not satisfied because under a Transaction Document or by operation of law there is a reduction in the extent of the Trustee's indemnification or exoneration out of the Assets of the Trust, as a result of the Trustee's fraud, negligence or Default.

               (iv) It is acknowledged that the Relevant Parties are responsible under this Deed or the other Transaction Documents for performing a variety of obligations relating to the Trust. No act or omission of the Trustee (including any related failure to satisfy its obligations under this
                      Deed) will be considered fraud, negligence or Default of the Trustee for the purpose of paragraph (iii) above to the extent to which the act or omission was caused or contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by the Trustee in accordance with the Transaction Documents to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

               (v) In exercising their powers under the Transaction Documents, each of the Trustee, the Security Trustee and the Noteholders must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this Deed has authority to act on behalf of the Trustee in a way which exposes the Trustee to any personal liability and no act or omission of any such person will be considered fraud, negligence, or Default of the Trustee for the purpose of paragraph (iii) above.

               (vi) In this clause, Relevant Parties means each of the Manager, the Servicer, the Calculation Agent, each Paying Agent, the Note Trustee and any provider of a Support Facility.

               (vii) Nothing in this clause limits the obligations expressly imposed on the Trustee under the Transaction Documents.

                                                                        Page (2)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


4.      NOTES
--------------------------------------------------------------------------------

        [*]

5.      CASHFLOW ALLOCATION METHODOLOGY
--------------------------------------------------------------------------------

        [*]

6.      MASTER TRUST DEED
--------------------------------------------------------------------------------

6.1     Completion of details in relation to Master Trust Deed

        (a)    (Manager fee)

               [*]

        (b)    (Trustee fee)

               [*]

        (c)    (Servicing fee)

               [*]

6.2     Amendments to Master Trust Deed

        The Master Trust Deed is amended for the purpose of the Crusade Euro Trust No. X of Y as follows:

        [*]

7.      TRANSFERS TO WAREHOUSE TRUST
--------------------------------------------------------------------------------

        [The Trustee may, from time to time, direct the Trustee to transfer a Purchased Receivable to a Warehouse Trust. That transfer:

        (a)    must be in accordance with clause 11 of the Master Trust Deed;
               and

        (b) must be for a consideration equal to the Unpaid Balance of that Receivable.

        The Trustee must comply with that direction.]

8.      BENEFICIARY
--------------------------------------------------------------------------------

        [*]

9.      TITLE PERFECTION EVENTS
--------------------------------------------------------------------------------

        [*]

                                                                        Page (3)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

TRUSTEE

SIGNED SEALED and DELIVERED             )
by NATIONAL MUTUAL                      )
TRUSTEES LIMITED                        )
(ACN 004 029 841)                       )
by its attorney under Power of          )
Attorney dated                          )
Who hereby declares that no notice of   )
Alteration to or revocation of the said )
Power of Attorney has been received by  )
them in the presence of:                )

                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


MANAGER

SIGNED SEALED and DELIVERED             )
by CRUSADE MANAGEMENT                   )
LIMITED                                 )
in the presence of:                     )
                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


SERVICER

SIGNED SEALED and DELIVERED             )
by ST GEORGE BANK LIMITED               )
in the presence of:                     )
                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name

                                                                        Page (4)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

APPROVED SELLER

SIGNED SEALED and DELIVERED             )
by ST GEORGE BANK LIMITED               )
in the presence of:                     )
                                            ------------------------------------
                                            Signature

-----------------------------------------   ------------------------------------
Witness                                     Print name

-----------------------------------------
Print name


                                                                        Page (5)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


SCHEDULE

An Eligible Receivable means a Loan which, as at the Cut-Off Date for that Loan:

[*]


                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------


ANNEXURE D

SUPPLEMENTARY TERMS NOTICE CHECKLIST

--------------------------------------------------------------------------------

Clause 1.1 definitions:

Approved Bank

Authorised Investments

Closing Date

Collection Account

Collections

Conditions

Coupon

Cut-Off Date

Eligibility Criteria

Expense

Final Maturity Date

Hedge Agreement

Income Distribution Date

Information Memorandum

Initial Invested Amount

Interest Entitlement

Interest Payment Date

Invested Amount

Liquidity Facility Agreement

Manager's Report             -      information and format

Mortgage Insurer

Note Trust Deed

Note Trustee

Principal Entitlement

Principal Amortisation Date

Redraw Facility Agreement

Related Security

Relevant Document

Support Facility

Title Perfection Event

Transaction Document

Unpaid Balance

Warehouse Facility Agreement

Clause 3.1(b)          -     Beneficiary's unit(s) and rights

Clause 3.5(h)          -     cashflow allocation methodology

Clause 4.6             -     any discrimination between Noteholders

Clause 5.2             -     if Beneficiary interest is not assignable

Clause 6.1             -     period for Note Issuance Direction if not 3
                             Business Days


                                                                        Page (1)

Master Trust Deed                                          Allen Allen & Hemsley
--------------------------------------------------------------------------------

Clause 6.2(a)(xi)      -     additional information in Note Issuance Direction

Clause 6.3             -     information to be included:  Clause 6.3(a) is
                             mandatory; clause 6.3(b) is optional

Clause 6.7(d)          -     rating specified

Clause 7.1             -     no restrictions on Note transfer

Clause 8.2             -     investment recommendation

Clause 8.10(a)         -     segregation of Assets contrary to Trust Deed

Clause 9.1             -     Borrowing contrary to Trust Deed

Clause 9.3             -     direction as to Support Facility

Clause 10              -     origination procedure

Clause 11.1            -     details of acquisition by Warehouse Trust

Clause 11.2(a)         -     information required in a Warehouse Trust Direction

Clause 11.7            -     transfers between Trusts

Clause 12.5(a)(iii)    -     other conditions precedent to sale

Clause 12.6(vii)       -     Approved Seller representations

Clause 12.7(a)         -     Approved Seller undertakings

Clause 12.9(a)         -     Title Perfection Events contrary to Trust Deed

Clause 12.9(d)         -     Clean Up Offer

Clause 12.10(a)(i)     -     accrued interest to Approved Seller, together with
                             relevant date

Clause 12.10(a)(ii)    -     principal received by Approved Seller, together
                             with relevant date

Clause 13.1            -     details of acquisition from Warehouse Trust

Clause 14.1(a)         -     additional provisions relating to Manager

Clause 14.10           -     publication by Reuters

Clause 14.16(c)        -     prepare and distribute the Manager's Report

Clause 15              -     Manager's fee

Clause 16.8(a)         -     if Servicer is not Custodian

Clause 19.1            -     Trustee's fee

Clause 19.2            -     reimbursement of Trustee's expenses

Clause 21.8            -     deposits if contrary to Trust Deed

Clause 24.1            -     applying income and capital of Trust

Clause 24.2(c)         -     distribution of Distributable Income

Clause 24.4            -     manner in which shortfalls are to be borne by
                             Noteholders

Clause 30.15(d)        -     non-approved Seller nominated credit provider


                                                                        Page (2)